UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08073

STATE FARM VARIABLE PRODUCT TRUST

(Exact name of registrant as specified in charter)

Three State Farm Plaza Bloomington, IL	61719-0001
(Address of principal executive offices)	(Zip code)

Alan Goldberg
Bell, Boyd & Lloyd LLP
Michael L. Tipsord	Three First National Plaza
One State Farm Plaza	70 West Madison St., Suite 3100
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-888-702-2307

Date of fiscal year end: 12/31/2007

Date of reporting period: 12/31/2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

Table of Contents
Message to Variable Product Customers	1

Management’s Discussions
Large Cap Equity Fund	3
Small/Mid Cap Equity Fund	6
International Equity Fund	9
Large Cap Equity Index Fund	12
Small Cap Equity Index Fund	14
International Equity Index Fund	16
Stock and Bond Balanced Fund	19
Bond Fund	22
Money Market Fund	24

Expense Example (unaudited)	25

Policy Total Returns	27

Schedule of Investments
Large Cap Equity Fund	29
Small/Mid Cap Equity Fund	31
International Equity Fund	34
Large Cap Equity Index Fund	38
Small Cap Equity Index Fund	44
International Equity Index Fund	64
Stock and Bond Balanced Fund	78
Bond Fund	79
Money Market Fund	85

Financial Statements
Statements of Assets and Liabilities	86
Statements of Operations	88
Statements of Changes in Net Assets	90
Notes to Financial Statements	94

Financial Highlights	102

Report of Independent Registered Public Accounting Firm	111

Management Information	112

1-888-702-2307

State Farm VP Management Corp.

Securities Products Representatives are available

8:00 a.m. until 6:00 p.m. (Central Time)

Monday through Friday (except holidays)

This report and any financial information contained herein are submitted for the general information of the owners of interests in State Farm Life Insurance Company and State Farm Life and Accident Assurance Company Variable Life Separate Accounts or Variable Annuity Separate Accounts (the “Accounts”). This report provides the results of operations for each of the Funds of the State Farm Variable Product Trust. It is possible to invest in these underlying Funds only through the purchase of a State Farm Variable Universal Life Insurance policy or State Farm Variable Deferred Annuity policy. Please read the prospectus and consider the investment objectives, charges and expenses and other information it contains about the Accounts carefully before investing.

Variable Deferred Annuity (VA) policy series 97040 & 97090 in all states except MA, MT, NY, WI; 97090 in MT; A97040 & A97090 in NY, WI.

Variable Universal Life (VUL) policy series 97035, and also 97036 in TX, except MA, MT, NY, WI; 97085 in MT; A97035 in NY & WI.

This material must be accompanied or preceded by a prospectus.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at “http://www.sec.gov”.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at “http://www.sec.gov”. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

Distributor: State Farm VP Management Corp.

Message to Variable Products Customers

Dear Policyowners,

Thank you for purchasing a State Farm® Variable Product. Enclosed is the Annual Report for the 12-month period ended December 31, 2007 for the State Farm Variable Product Trust (“the Trust”). For the Funds offered by the Trust, you will find management’s discussion of investment philosophy and process, market and Fund-specific factors that affected a Fund’s performance over the 12-month period, and benchmark index comparisons to help put a Fund’s performance into context. This Annual Report also includes the Trust’s 2007 fiscal year-end audited financial statements and a list of portfolio holdings for each Fund to help you further understand the Fund(s) you own. We encourage you to review this entire report.

The Annual Report also contains policy total returns for variable deferred annuity and variable universal life policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. These policy total returns reflect contract-level fees and expenses, as well as Fund fees and expenses. The contract-level fees and expenses are not included in the performance returns discussed for each Fund.

Market Review

In the U.S., equity market results were mixed for 2007. The large cap S&P 500® Index produced positive total returns of 5.49% for the 12-month period ended December 31, 2007, supported by modest growth in overall corporate earnings and gross domestic product (GDP), as well as a steady employment environment. However, the small cap market as represented by the Russell 2000® Index recorded a loss of –1.57% during the same time period as investors sought out less risk and favored stocks offered by larger, more established companies.1

Many factors, both positive and negative, contributed to a high degree of market volatility during the year, including continuing weakness in the housing market, lackluster consumer spending, higher energy prices, and actions by the Federal Reserve. A primary contributor to the volatility, however, was concerns of rising defaults on sub-prime mortgages (those made to the riskiest borrowers). With the increase in sub-prime mortgage defaults, many lenders tightened their lending requirements during the summer months of 2007 which, at the time, prompted fears of a “credit crunch” that could potentially cause adverse ripple effects to the overall economy. In response to these issues, as well as other economic factors, the Federal Reserve reduced the Federal Discount Rate by 0.50% in August followed by subsequent reductions to the Federal Funds Rate of 0.50% in September, 0.25% in October, and 0.25% in December.

Eight of the ten S&P 500 market sectors posted positive total returns while two declined by double-digits for the year ended December 31, 2007. The Energy sector led the way in 2007 with a return of 32.38% while the Materials, Utilities, and Information

[1]

Source: All index performance information as of 12/31/2007 was obtained from Bloomberg. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. The Russell 2000® Index tracks the common stock performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. The Lehman Brothers Government/Credit Intermediate Index contains U.S. Government and corporate bonds maturing within one to ten years and an outstanding par value of at least $250 million. It is not possible to invest directly in an index. The stocks of small companies are more volatile than the stocks of larger, more established companies. Foreign securities involve risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

Technology sectors posted returns for the period of 19.98%, 15.81%, and 15.54%, respectively. The Financials sector – the largest weighted market sector representing 17.6% of the S&P 500 Index – was also the weakest, declining –20.84% for the year. The Financials sector was negatively impacted by asset writedowns related to the increase in sub-prime mortgage defaults and fears of a broad “credit crunch.” The Consumer Discretionary sector was weak declining –14.32% during 2007.

Stock market performance was stronger among international equities as represented by the MSCI EAFE Free® Index, which gained 11.17% for the year.1 Within the MSCI EAFE Free Index, developed European markets like Finland and Germany led the way with the highest returns in U.S. dollar terms of 50.1% and 35.9%, respectively, while the United Kingdom – the largest country weighting in the Index at 22.2% – gained 8.39% in U.S. dollar terms. Japan, the second largest country weighting in the Index at 19.9%, lost –4.14% in U.S. dollar terms.

Bond markets, as represented by the 10-year U.S. Treasury Bond yield, also advanced during the 12-month period ended December 31, 2007 as all the uncertainty surrounding the sub-prime mortgage issues and resulting credit tightening helped spur a flight to quality, driving prices on U.S. Treasuries higher and rates lower. The yield on 10-year U.S. Treasuries rose from 4.68% on January 2, 2007 to a peak of 5.26% on June 12, 2007 before declining 122 basis points to end at 4.04% on December 31, 2007. Short-term yields experienced an even more dramatic move down with 2-year U.S. Treasuries declining 205 basis points from a peak of 5.10% on June 14, 2007 to 3.05% on December 31, 2007.2 Among major fixed income indicies, the Lehman Brothers Government/Credit Intermediate Index provided a total return of 7.39% for the year ended December 31, 2007.1

Since no one knows what the future holds, we believe investors need a long-term perspective, patience, and the discipline to help weather periods of short-term market events. Working with someone you know, such as your Registered State Farm Agent, can be a comfort when making important decisions about your financial future.

Thank you for your continued investment with State Farm Variable Products.

Sincerely,

Susan D. Waring

Vice President

State Farm Investment Management Corp.

[2]

Source: The U.S. Department of Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 2-year U.S. Treasury Note is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 2 years. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

State Farm Variable Product Trust Large Cap Equity Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Fund (the “Fund”) under normal circumstances invests at least 80% of its net assets in common stocks of U.S. companies with market capitalizations of at least $1.5 billion. The Fund’s sub-advisor, Capital Guardian Trust Company (Capital Guardian), chooses stocks for the portfolio for their long-term potential for capital growth. In making investment decisions on specific securities, Capital Guardian looks for companies with one or more of the following characteristics: below market price-to-earnings, below-market price-to-book value, and/or above market yield. The Fund is benchmarked to the Russell 1000® Value Index (the “Index”).

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: rising commodity prices, a weakening U.S. dollar relative to other major currencies, a continued slow down in the housing market, rising concerns of defaults on sub-prime mortgages, and the Federal Reserve’s decision to lower the Fed Funds Rate.

Rising oil prices continued to be a factor throughout the year. Oil prices began the period at around $61/barrel and touched highs of over $98/barrel in mid-November before falling slightly to approximately $96/barrel by the end of December 2007, for an increase of over 57% for the 12-month period.

Meanwhile, with rising concerns of defaults on U.S. sub-prime mortgages and the general tightening of credit, the Federal Reserve responded to market conditions with three rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed cut the Fed Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets’ disruptions caused by the housing correction. In the late October and mid-December FOMC meetings, the Fed reduced the Fed Funds Rate each time by 0.25%. As of December 31, 2007, the Fed Funds Rate stood at 4.25%, down 1.00% from December 2006.

Value stocks, as represented by the Russell 1000® Value Index, produced a total return of -0.17%, which significantly trailed the performance of growth stocks, as represented by the Russell 1000® Growth Index, which experienced a total return of 11.81%. Of the ten industry sectors in the Russell 1000® Value Index, six of the industry sectors finished the year with double-digit returns, ranging from 11.90% to 32.15%. However, the Financials sector, which is the largest sector within the Russell 1000 Value Index, was down -21.33%.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by sector and based on total net assets as of December 31, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2007, the Large Cap Equity Fund had a total return of -6.55% compared to a -0.17% return for the Russell 1000® Value Index over the same timeframe. The line graphs and tables below provide additional perspective on the Fund’s long-term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The primary reasons for the Fund’s underperformance relative to the Index were due to the Fund’s stock selection and overweight position in the Financials sector. Financials was the largest sector within the Russell 1000 Value Index and was down -21.33% for the year. As of December 31, 2007, Financials represented 32.86% of the Fund’s total net assets versus 29.07% for the Index. Washington Mutual Inc. (2.13% of total net assets) was the largest detractor to Fund performance with a loss of -70% during the year. In addition, mortgage companies, IndyMac Bancorp (0.48% of total net assets) and Wachovia (2.77% of total net assets) were among the top negative contributors to Fund results, declining -87% and -33%, respectively. Meanwhile, bond insurers, Ambac Financial Group Inc. (0.65% of total net assets) and MBIA Inc. (0.79% of total net assets) were down -71% and -75%, respectively. The Financials sector was negatively impacted by asset writedowns related to the increase in sub-prime mortgage defaults and fears of a broad credit tightening among financial institutions.

The Fund was also hampered by its underweight position in the Energy and Utilities sectors, which each posted relatively strong returns. Index returns for the Energy and Utilities sectors were 32.15% and 16.90%, respectively. As of December 31, 2007, the Fund’s weighting in the Energy sector was 9.20% vs. 16.49% for the Index. While the Fund’s weighting in the Energy sector has increased from 6.87% as of January 1, 2007, it was still underweight relative to the Index. Positive stock selection in the Energy sector helped to offset somewhat the negative effects from the underweight sector position relative to the Index. In fact, the top two contributors to Fund performance during the year were from the Energy sector. The offshore drilling companies Transocean Inc. (1.32% of total net assets) and Weatherford International Ltd. (1.54% of total net assets) posted gains of 77% and 64%, respectively.

Meanwhile, the Fund’s weighting in the Utilities sector was 5.20% as of December 31, 2007, vs. 6.69% for the Index. The Fund’s weighting in the Utilities sector increased from 3.22% as of January 1, 2007, but still trailed the Index weighting. Negative stock selection in the Utilities sector also detracted from Fund performance with the two largest detractors, Nisource Inc. (0.45% of total net assets) and Pinnacle West Capital Corp. (2.13% of total net assets), declining -22% and -16%, respectively.

*

Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike an investment in the Large Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

In addition to Transocean Inc. and Weatherford International, other top contributors to Fund performance during the year were AT&T Inc. (3.85% of total net assets), Altria Group Inc. (1.73% of total net assets), Lyondell Chemical Co., and Merck & Co. Inc. (1.03% of total net assets). AT&T Inc. was the Fund’s overall largest holding and increased 16%. Meanwhile, Altria Group Inc. gained 22% during the year in which it also completed the spin-off of Kraft Foods Inc. (3.58% of total net assets). Lyondell Chemical Co. increased 77% before merging with a privately held company on December 20, 2007. Finally, Merck & Co. Inc. posted a gain of 33% and was the largest contributor to Fund performance from the Health Care sector.

Aside from AT&T Inc., Royal Dutch Shell PLC (2.71% of total net assets for ADR Class A&B combined) and Nucor Corp. (2.15% of total net assets) were the only other top ten holdings to produce positive gains during the year, increasing 17% and 8%, respectively. The Fund’s second largest holding, Kraft Foods Inc. Class A (3.58% of total net assets), declined -9%, while the Fund’s sixth and ninth largest holdings, Wachovia Corp. (2.77% of total net assets) and American International Group Inc. (2.63% of total net assets), declined -33% and -19%, respectively. General Electric (3.30% of total net assets), the Fund’s third largest holding, declined -0.4% during the year.

Financial highlights for this Fund can be found on page 102.

State Farm Variable Product Trust Small/Mid Cap Equity Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Small/Mid Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”). Bridgeway and Rainier each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the Russell 2500® Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway invests in those companies that are smaller than the largest 500 U.S. companies as measured by market capitalization. Rainier invests in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap® Index1.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines “value” as stocks that it believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. Rainier utilizes fundamental analysis to invest its segment of the Fund in companies it believes have prospects of strong earnings growth and attractive overall business fundamentals, selling at what it believes to be reasonable valuations.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: rising commodity prices, a weakening U.S. dollar relative to other major currencies, a continued slow down in the housing market, rising concerns of defaults on sub-prime mortgages, and the Federal Reserve’s decision to lower the Fed Funds Rate.

Rising oil prices continued to be a factor throughout the year. Oil prices began the period at around $61/barrel and touched highs of over $98/barrel in mid-November before falling slightly to approximately $96/barrel by the end of December 2007, for an increase of over 57% for the 12-month period.

Meanwhile, with rising concerns of defaults on U.S. sub-prime mortgages and the general tightening of credit, the Federal Reserve responded to market conditions with three rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed cut the Fed Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets disruptions caused by the housing correction. In the late October and mid-December FOMC meetings, the Fed reduced the Fed Funds Rate each time by 0.25%. As of December 31, 2007, the Fed Funds Rate stood at 4.25%, down 1.00% from January 2007.

In total, the Russell 2500 Index posted a total return of 1.38% for the period ended December 31, 2007.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by sector and based on total net assets as of December 31, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1]

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. As of December 31, 2007, the market capitalization of the Russell Midcap Index ranged from $0.5 to $42.1 billion.

How did the Fund perform during the reporting period?

For the twelve months ended December 31, 2007, the Small/Mid Cap Equity Fund finished with a total return of 15.81%. The Fund outperformed the 1.38% total return of the Russell 2500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The primary contributor to the outperformance of the Fund was the 28.95% portfolio return (before fees and expenses) achieved by Rainier, which benefited from positive sector and stock selection as well as solid growth in mid-cap stocks. Meanwhile, Bridgeway also outperformed the Index with a portfolio return of 6.47% (before fees and expenses).

Rainier Investment Management, Inc. (50.32% of the Fund’s total assets)

Rainier achieved the greatest contribution to returns from the Industrials (17.45% of Rainier’s total assets) and Energy (9.94% of Rainier’s total assets) sectors. Four of Rainier’s top ten contributors were holdings in the Industrials sector while three of the top ten contributors were Energy holdings. The two leading contributors to Rainier’s returns were the Industrials holdings, McDermott International Inc. (2.94% of Rainier’s total assets) and Precision Castparts Corp. (2.21% of Rainier’s total assets), which posted gains of 132% and 77%, respectively. McDermott International Inc. was the Fund’s overall largest holding (3.46% of the Fund’s total net assets) while Precision Castparts Corp. was the Fund’s overall eighth largest holding (1.14% of the Fund’s total net assets). The leading contributor to Rainier’s performance from the Energy sector was Transocean Inc., which was sold during the year. The leading detractors to Rainier’s returns were in the Financials (15.71% of Rainier’s total assets) and Consumer Discretionary (12.94% of Rainier’s total assets) sectors. Four of the top ten detractors were Financials companies and three of the top ten detractors were Consumer Discretionary companies. The largest detractor to Rainier’s performance came from the Financials holding, CB Richard Ellis Group Inc. (0.40% of Rainier’s total assets), which was newly purchased by Rainier during 2007. The largest detractor in the Consumer Discretionary sector for Rainier was J.C. Penney (0.61% of Rainier’s total assets), which declined -43%.

*

The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Bridgeway Capital Management, Inc. (49.68% of the Fund’s total assets)

Meanwhile, Bridgeway achieved the greatest contribution to returns from the Materials & Processes (17.52% of Bridgeway’s total assets) and Industrials (22.26% of Bridgeway’s total assets) sectors. Five of the top ten contributors were holdings in the Materials & Processes sector while four of the top ten contributors were Industrials holdings. The leading contributor to Bridgeway’s returns was the Industrials holding, McDermott International Inc. (3.98% of Bridgeway’s total assets) which posted a gain of 132%. As mentioned previously, McDermott International Inc. was the Fund’s overall largest holding (3.46% of the Fund’s total net assets). The leading contributor to Bridgeway’s performance from the Materials & Processes sector was Terra Industries Inc. (2.44% of Bridgeway’s total assets), which gained 172% during the year. Terra Industries Inc. was the Fund’s overall sixth largest holding (1.20% of the Fund’s total net assets). The leading detractors to Bridgeway’s returns were in the Financials (9.26% of Bridgeway’s total assets) and Consumer Discretionary (15.23% of Bridgeway’s total assets) sectors. Three of the top ten detractors were Consumer Discretionary companies. However, the largest detractor to Bridgeway’s performance came from the Industrials holding, MFRI Inc. (0.39% of Bridgeway’s total assets), which declined -64% during the year. The largest detractor in the Consumer Discretionary sector for Bridgeway was CPI Corp. (0.72% of Bridgeway’s total assets), which posted a loss of -49%.

Financial highlights for this Fund can be found on page 103.

State Farm Variable Product Trust International Equity Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Fund (the “Fund”) seeks long-term growth of capital. In doing so, the Fund seeks to outperform the MSCI EAFE® Index (the “Index”) over the long-term by investing primarily in large cap stocks in developed international markets. The Fund’s investment sub-advisor, Capital Guardian Trust Company (“Capital Guardian”), has a global network of equity analysts, each specializing in specific sectors and regions, performing in-depth quantitative and qualitative research on thousands of companies worldwide. Based on the research carried out by the analysts, the Fund’s portfolio managers look for quality companies at attractive prices that they hope will outperform their industry-specific peers and benchmark over time. In keeping with Capital Guardian’s bottom-up research philosophy, the weighting of any given company or sector reflects the assessments and outlooks for those securities. While the Fund’s portfolio managers are mindful of benchmark characteristics, the benchmark is not central to their decisions.

On October 1, 2007, the Fund began to allow investments in emerging or developing markets, such as Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey, and Venezuela. The risks associated with investments in emerging or developing markets are discussed in the Fund’s Prospectus under the sub-heading of, “Foreign Investing Risks.” The Fund intends to invest up to 10% of its net assets at the time of investment in companies located in emerging or developing markets. As of December 31, 2007, the Fund had 3.98% of total net assets invested in emerging markets.

Describe the relevant market environment as it relates to the Fund for the reporting period.

International equity markets, as represented by the Index, delivered gains of 11.17% for the reporting period, outperforming U.S. equity markets. Stronger economic growth abroad, coupled with a depreciating dollar, helped to push the overseas markets ahead of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

Oil prices, interest rates, and the U.S. dollar continued to generate headlines during the year. Rising oil prices continued to be a factor throughout the year. Oil prices began the period at around $61/barrel and touched highs of over $98/barrel in mid-November before falling slightly to approximately $96/barrel by the end of December 2007, for an increase of over 57% for the 12-month period.

Meanwhile, with rising concerns of defaults on U.S. sub-prime mortgages and the general tightening of credit, the Federal Reserve responded to market conditions with three rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed cut the Fed Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets disruptions caused by the housing correction. In the late October and mid-December FOMC meetings, the Fed reduced the Fed Funds Rate each time by 0.25%. As of December 31, 2007, the Fed Funds Rate stood at 4.25%, down 1.00% from January 2007. In Europe and Japan, short-term interest rates were increased during the year to help curb inflation in their expanding economies. The European Central Bank raised its benchmark interest rate twice in 0.25% increments from 3.50% in January 2007 to 4.00% by the end of December 2007. The Bank of Japan increased its short-term rate once in 2007 by 0.25% in February 2007 to 0.50%.

Similarly, the Bank of England raised short-term rates three times in 0.25% increments from 5.00% in January 2007 to 5.75% in July 2007 before cutting short-term rates by 0.25% in December 2007 to 5.50%.

During 2007, the value of the U.S. dollar compared to most foreign currencies declined, falling -9.6% against the Euro, -1.5% against the British Pound, and -6.4% against the Japanese Yen. A depreciating U.S. dollar relative to most foreign currencies enhanced the returns that U.S. investors were able to generate in international securities during 2007.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 16 other countries, each of which represents less than 2% of net assets.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2007, the International Equity Fund returned 11.10% and the MSCI EAFE Index returned 11.17% with net dividends included. The line graphs and tables below provide additional perspective on the Fund’s long-term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

From a country perspective, the Fund achieved the largest positive contribution to its performance from Canada, which posted a gain of over 70%. Positive stock selection and an overweight position in Canadian securities were the primary factors. As of December 31, 2007, the Fund held 9.37% of total net assets in Canadian stocks compared to the Index which did not contain any Canadian securities. With regard to stock selection, three of the Fund’s top five contributors to performance were Canadian materials companies: Potash Corp. of Saskatchewan (2.82% of total net assets), Alcan Inc., and Barrick Gold Corp. (2.47% of total net assets). Potash Corp. was the Fund’s largest position and gained 203% on strong demand for fertilizer, while Alcan Inc. increased 107% before being acquired by Anglo-Australian mining company Rio Tinto PLC (1.07% of total net assets) on November 15, 2007. Barrick Gold Corp., the Fund’s second largest position, posted a gain of 37% as the price of gold increased 31% in 2007 to nearly $835 per troy ounce.

In addition, favorable selection of securities of companies located in France, Japan, and the U.K. contributed positively to Fund performance. French holdings in the Fund (11.71% of total net assets) gained over 16% versus a 14% gain for French securities in the Index (10.75% Index weighting). The leading contributors to Fund performance from France were the Telecommunications Service company, Bouygues (1.73% of total net assets), and the Consumer Staples company, L’Oreal SA (1.15% of total net assets), which increased 30% and 43%, respectively. Bouygues was the Fund’s fifth largest position. Meanwhile, even though Japanese holdings in the Fund (24.32% of total net assets) declined by nearly -2%, they still outperformed Japanese securities in the Index (19.91% Index weighting), which declined by over -4%. In fact, the Information Technology company, Nintendo Co. Ltd. (1.12% of total net assets), was the third largest contributor to Fund performance with a gain of 127%. The U.K. represented the second largest individual country position in the Fund at 16.23% of total net assets compared to a 22.17% Index weighting. U.K. holdings in the Fund increased over 11% compared to an 8% gain for U.K. securities in the Index. The leading contributors to the Fund’s performance among the Fund’s U.K. holdings were Royal Dutch Shell PLC (1.47% of total net assets) and BAE Systems PLC (2.19% of total net assets), which each gained over 19%. Royal Dutch Shell PLC was the Fund’s tenth largest position while BAE Systems was the Fund’s fourth largest position.

From a country perspective, the Fund’s underweight position and negative stock selection of securities of companies located in Germany and Australia were the primary detractors from performance in 2007. German holdings in the Fund (5.41% of total net assets) increased 23% versus a 36% gain for German securities in the Index (9.40% Index weighting). Meanwhile, Australian holdings in the Fund (2.98% of total net assets) posted a gain of 23% versus a 30% gain for Australian securities in the Index (6.47% Index weighting).

From an industry sector perspective, stock selection and an overweight position in Materials (13.38% of total net assets versus 9.89% Index weighting) was the largest positive contributor to the Fund’s results relative to the Index during 2007. The Fund’s Materials holdings gained 53% compared to a 32% increase for the Materials sector in the Index. As previously mentioned above, three of the Fund’s top five largest contributors to Fund performance were Canadian materials companies: Potash Corp. of Saskatchewan, Alcan Inc., and Barrick Gold Corp. Additionally, mining companies BHP Billiton PLC (0.52% of total net assets) and Xstrata PLC (0.40% of total net assets) increased 66% and 41%, respectively. Favorable stock selection in the Consumer Discretionary sector (9.39% total net assets) was the next largest contributor to Fund performance with an increase of 15% versus a 5% gain for the Consumer Discretionary sector in the Index (11.62% Index weighting). The leading contributors to Fund performance in the Consumer Discretionary sector were Daimler AG (1.21% of total net assets) and Compagnie Financiere Richemont AG (1.49% of total net assets), which increased 58% and 18%, respectively.

Stock selection within the Fund’s heaviest weighted sector, Financials (21.31% of total net assets versus a 26.87% Index weighting) was the largest detractor to performance during the year. In fact, four of the Fund’s top five detractors were from the Financials sector with three of those being Japanese financial companies. The Fund posted a decline of -7% in the Financials sector versus a decline of -1% for the Financials sector in the Index. The Japanese bank Sumitomo Mitsui Financial Group Inc. (1.60% of total net assets), the Fund’s sixth largest position, was the largest detractor to Fund performance, declining -28%. Meanwhile, two other Japanese financial companies, Orix Corp. (0.66% of total net assets) and Mizuho Financial Group (0.67% of total net assets), were among the top five detractors to Fund performance decreasing -42% and -33%, respectively. Royal Bank of Scotland Group PLC (0.86% of total net assets) was also among the five top detractors, falling by -33%.

The Fund’s underweight position in Utilities (2.83% of total net assets versus 5.95% Index weighting) and negative stock selection (11.83% Utilities sector Fund gain versus 24.17% sector Index gain) also detracted from the Fund’s performance relative to the Index.

Financial highlights for this Fund can be found on page 104.

State Farm Variable Product Trust Large Cap Equity Index Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1 (the “Index”). The Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the Index.

Barclays Global Fund Advisors sub-advises the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors, including: rising commodity prices, a weakening U.S. dollar relative to other major currencies, a continued slow down in the housing market, rising concerns of defaults on sub-prime mortgages, and the Federal Reserve’s decision to lower the Federal Funds Rate.

Rising oil prices continued to be a factor throughout the year. Oil prices began the period at around $61/barrel and touched highs of over $98/barrel in mid-November before slipping back slightly to end the year just under $96/barrel – a gain of 57% for the year.

Meanwhile, with the rising concerns of defaults on U.S. sub-prime mortgages and the general tightening of credit, the Federal Reserve responded to market conditions with three rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed cut the Fed Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets’ disruptions caused by the housing correction. In late October, the Fed again reduced the Fed Funds Rate by 0.25% to 4.50%, and finally in December another 0.25% reduction put the Fed Funds Rate at 4.25%.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by sector and based on total net assets as of December 31, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2007, the Large Cap Equity Index Fund had a total return of 5.23% compared to the S&P 500 Index return of 5.49%. The line graph and table below provide additional perspective on the Fund’s long term results.

[1]

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm Life Insurance Company, State Farm Life and Accident Assurance Company and the State Farm Variable Product Trust. Neither the Large Cap Equity Index Fund nor the Stock and Bond Balanced Fund is sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability on investing in the Large Cap Equity Index Fund or the Stock and Bond Balanced Fund.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the return of the Index in 2007, before fees and expenses that are not found within the Index.

The Index finished the year with a total return of 5.49%. While a turbulent end to 2007 saw seven of the Index’s ten sectors post losses in the fourth quarter, eight of the ten sectors posted overall positive gains for the year. Energy (12.86% Index weighting) led the way with a gain of 32.38% while Materials (3.33% Index weighting) was next with a 19.98% gain. Meanwhile, six sectors – Health Care (11.97% Index weighting), Telecommunication Services (3.62% Index weighting), Industrials (11.51% Index weighting), Consumer Staples (10.23% Index weighting), Information Technology (16.73% Index weighting), and Utilities (3.62% Index weighting) – had positive gains of 5.39%, 8.45%, 9.83%, 11.60%, 15.54%, and 15.81%, respectively. Consumer Discretionary (8.48% Index weighting) lost -14.32% for the year, of which -10.49% occurred from October 1 to December 31, 2007. The Index’s largest sector, Financials (17.64% Index weighting), was the weakest sector, posting a loss of -20.84% for the year, of which -15.04% occurred from October 1 to December 31, 2007.

The Fund’s number one and number six holdings, Exxon Mobil Corp. (3.94% of total net assets) and Chevron Corp. (1.52% of total net assets), were part of the Energy sector, finishing the year with gains of 22% and 27%, respectively. The biggest gainer among the Fund’s top holdings was number nine Apple, Inc. (1.33% of total net assets), with a gain of 133% for 2007. Microsoft Corp. (2.20% of total net assets) and AT&T, Inc. (1.94% of total net assets) had gains of 19% and 16%, respectively, while Procter & Gamble Co. (1.75% of total net assets) was up 14%. Number seven holding Johnson & Johnson (1.47% of total net assets) and number ten holding Cisco Systems, Inc. (1.26% of total net assets) both finished 2007 with a gain of 1%. Number two holding General Electric Co. (2.89% of total net assets) finished the year down -1%, while number eight holding Bank of America Corp. (1.41% of total net assets) followed the trend of its sector as the weakest holding in the top ten, down -23% for the year.

Financial highlights for this Fund can be found on page 105.

*

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Large Cap Equity Index Fund a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Variable Product Trust Small Cap Equity Index Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Small Cap Equity Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000® Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000® Index. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

Barclays Global Fund Advisors sub-advises the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Major U.S. equity market indexes had a mixed year as small capitalization stocks, as represented by the Index, finished the reporting period with a loss of -1.57%. In comparison, large capitalization stocks, as represented by the Russell 1000® Index, returned 5.77% for the year.

The market environment was influenced by numerous factors, including: rising commodity prices, a weakening U.S. dollar relative to other major currencies, a continued slow down in the housing market, rising concerns of defaults on sub-prime mortgages, and the Federal Reserve’s decision to lower the Federal Funds Rate.

Rising oil prices continued to be a factor throughout the year. Oil prices began the period at around $61/barrel and touched highs of over $98/barrel in mid-November before slipping back slightly to end the year just under $96/barrel – a gain of 57% for the year.

With the rising concerns of defaults on U.S. sub-prime mortgages and the general tightening of credit, the Federal Reserve responded to market conditions with three rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed cut the Fed Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets’ disruptions caused by the housing correction. In late October, the Fed again reduced the Fed Funds Rate by 0.25% to 4.50%, and finally in December another 0.25% reduction put the Fed Funds Rate at 4.25%.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by sector and based on total net assets as of December 31, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year ended December 31, 2007, the Small Cap Equity Index Fund had a total return of -2.22% compared to a -1.57% return for the Russell 2000 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

[1]

The Russell 2000® Index is a trademark/service mark, and Russell® is a trademark of the Frank Russell Company, doing business as Russell Investment Group (“Russell”). The Small Cap Equity Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2007, before fees and expenses that are not found within the Index.

Seven of the ten industry sectors ended the year with positive gains. Within the Index, Materials (5.56% Index weighting) and Energy (6.69% Index weighting) led all sectors for the year with gains of 26.34% and 14.28%, respectively. However, the largest sector in the Index, Financials (18.86% Index weighting), was the weakest sector, posting a loss of -19.59% for the year. Two of the Fund’s top 10 holdings were within the Materials sector. CF Industries Holdings Inc. (0.46% of total net assets), the Fund’s second largest holding, gained 330% during the year while Terra Industries (0.33% of total net assets), the Fund’s fourth largest holding, gained 299% during the year.

Overall, eight of the Fund’s ten largest holdings as of December 31, 2007, posted gains for the reporting period, with four of these (including CF Industries Holdings Inc. and Terra Industries mentioned above) gaining over 100%. The Fund’s fifth largest holding, Priceline.com Inc. (0.33% of total net assets), gained 163% and the Fund’s seventh largest holding, Chipotle Mexican Grill Inc. Class B (0.30% of total net assets), gained 137%.

The Fund’s largest holding, Hologic, Inc. (0.63% of total net assets), gained 45% for the year.

As mentioned previously, Financials was the weakest sector within the Index during the year. 15 holdings posted losses of over -70% or more within the sector, including NovaStar Financial Inc. (0.002% of total net assets) with a loss of -97%, IMPAC Mortgage Holdings Inc. (0.003% of total net assets) with a loss of -93%, Luminet Mortgage Capital Inc. (0.003% of total net assets) with a loss of -92%, Security Capital Assurance Ltd. (0.01% of total net assets) with a loss of -87%, Scottish Re Group Ltd. (0.004% of total net assets) with a loss of -85%, and Triad Guaranty Inc. (0.01% of total net assets) with a loss of -82%.

The annual reconstitution of holdings within the Russell indices occurred on June 22, 2007. For the Index, the one-time 2007 reconstitution resulted in 235 companies being added to the Index while 191 companies were removed from the Index, a turnover of 17%.

Financial highlights for this Fund can be found on page 106.

*

The Russell 2000® Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Variable Product Trust International Equity Index Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Index Fund (the “Fund”) seeks investment results that approximate as closely as possible the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE® Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund invests primarily in a representative sample of the stocks found in the Index.

Barclays Global Fund Advisors sub-advises the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

International equity markets, as represented by the Index, finished the reporting period with a total return of 11.17%, outperforming U.S. equity markets. Investors in the U.S. got a further boost in returns from the weak dollar. All performance information included in this discussion is quoted in U.S. dollars.

Oil prices, interest rates, and the U.S. dollar continued to generate headlines during the year. Oil prices began the period around $61/barrel and touched highs of over $98/barrel in mid-November before slipping back slightly to end the year just under $96/barrel – a gain of 57% for the year.

With the rising concerns of defaults on U.S. sub-prime mortgages and the general tightening of credit, the Federal Reserve responded to market conditions with three rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed cut the Fed Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets disruptions caused by the housing correction. In late October, the Fed again reduced the Fed Funds Rate by 0.25% to 4.50%, and finally in December another 0.25% reduction put the Fed Funds Rate at 4.25%.

Euro zone economic growth remained above trend throughout 2007 as exports and capital spending were robust, while unemployment fell. But troubles in the U.S. sub-prime mortgage market spread to other credit markets around the world, which contributed to many banks writing down the value of their bond holdings.

In Europe and Japan, short-term interest rates were increased during the year to help curb inflation in their expanding economies. The European Central Bank raised their benchmark interest rate twice in 0.25% increments by June from 3.50% to 4.00% but refrained from further hikes through the rest of the year.

Similarly, the Bank of England raised short-term interest rates three times in 0.25% increments from 5.00% in January to 5.75% in July before cutting short-term rates back to 5.50% in December. The Bank of Japan increased its short-term rate once in 2007 by 0.25% in February to stand at 0.50%.

[1]

The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Variable Product Trust (the “Trust”). The International Equity Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 12 other countries, each of which represents less than 3% of net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2007, the International Equity Index Fund had a total return of 10.04% compared to an 11.17% return for the MSCI EAFE Free Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Equity Index Fund, a theoretical investment in the index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

For the year 2007, European stocks within the Index posted gains of 14.39%. At a country level, Finland was the strongest performing market within the Index with a gain of 50.09% for the year. However, Finland’s 1.86% weighting in the Index was represented almost entirely by one company, the Fund’s number seven holding Nokia (1.08% of total net assets), which finished the year with a gain of 89%. The United Kingdom (U.K.), the largest country weighting in the Index at 22.17%, posted a gain of 8.39% for 2007. Other European countries within the Index that had gains for the one-year reporting period included:

Country	Index Weighting	2007 Gain
France	10.75%	14.03%
Germany	9.40%	35.93%
Switzerland	6.69%	6.06%
Spain	4.39%	24.69%
Italy	3.96%	7.26%
Netherlands	2.82%	21.14%
Sweden	2.32%	1.48%
Norway	1.08%	32.44%
Denmark	0.93%	26.13%
Greece	0.77%	32.91%
Austria	0.58%	2.65%
Portugal	0.36%	24.75%

The Index’s Pacific region was relatively weak compared to European stocks. The region managed to post a gain of 5.61%, barely outperforming the U.S. S&P 500 Index for the year. Japan, the second heaviest weighted country within the total Index at 19.91%, had another tough year in 2007 with a loss of -4.14%. Toyota Motor Corp. (1.03% of total net assets), the Fund’s eighth largest holding, had an even tougher year, declining -20% for 2007.

As of the end of 2007, nine of ten industry sectors within the Index ended in positive territory. Materials (9.89% Index weighting) and Telecommunication Services (6.20% Index weighting) led all sectors with gains of 32.15% and 28.93%, respectively. The Fund’s third and tenth largest holdings, Vodafone Group PLC (1.42% of total net assets) and Telefonica, S.A. (1.00% of total net assets), were part of the Telecommunication Services sector, posting gains of 36% and 53%, respectively.

Financials, the largest sector in the Index with a 26.86% weighting at year-end, was the weakest sector internationally with a -1.29% loss. Within the Financials sector, the Fund’s number four holding, U.K.-based HSBC Holdings PLC (1.43% of total net assets), lost -8% for the year.

Gains and losses for the remaining top ten holdings within the Fund for 2007 included:

Holding	% of Total Net Assets	2007 Gain/Loss
Royal Dutch Shell	1.91%	19%
BP PLC	1.66%	9%
Nestle SA	1.29%	29%
Total SA	1.27%	15%
GlaxoSmithKline	1.02%	-4%

Financial highlights for this Fund can be found on page 107.

State Farm Variable Product Trust Stock and Bond Balanced Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Stock and Bond Balanced Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in the Variable Product Trust Large Cap Equity Index Fund (the “Large Cap Equity Index Fund”) and the Variable Product Trust Bond Fund (the “Bond Fund”). We strive to maintain an investment mix of approximately 60% of assets in the Large Cap Equity Index Fund and 40% of assets in the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either underlying fund. Although the Fund is not an asset allocation or market timing portfolio, we do, from time to time, adjust the amount of its assets invested in each underlying Fund as economic, market, and financial conditions warrant.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Large Cap Equity Index Fund and the Bond Fund in addition to the commentary provided here.

The market environment was influenced by numerous factors including: rising commodity prices, a weakening U.S. dollar relative to other major currencies, a continued slow down in the housing market, rising concerns of defaults on sub-prime mortgages, and the Federal Reserve’s decision to lower the Fed Funds Rate.

Rising oil prices continued to be a factor throughout the year. Oil prices began the period at around $61/barrel and touched highs of over $98/barrel in mid-November before slipping back slightly to end the year just under $96/barrel – a gain of 57% for the year.

Meanwhile, with the rising concerns of defaults on U.S. sub-prime mortgages and the general tightening of credit, the Federal Reserve responded to market conditions with three Fed Funds Rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed cut the Fed Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets’ disruptions caused by the housing correction. In late October the Fed reduced the Fed Funds Rate by another 0.25% to 4.50%, and finally in December another 0.25% reduction put the Fed Funds Rate at 4.25% where it ended the year. As always, it is unknown what future actions the Fed may take regarding Fed Fund Rates.

Yields on U.S. Treasuries peaked in mid-June 2007 and, by the end of December, had fallen to levels below the yields at the beginning of the reporting period. The yield on the 30-year U.S. Treasury Bond rose from 4.79% on January 2, 2007 to a peak of 5.35% on June 12, 2007 before declining 90 basis points to end at 4.45% on December 31, 2007. Meanwhile, yields on short- and intermediate-maturity U.S. Treasuries moved down more substantially during the latter half of 2007. The yield on 10-year U.S. Treasuries rose from 4.68% on January 2, 2007 to a peak of 5.26% on June 12, 2007 before declining 122 basis points to end at 4.04% on December 31, 2007. Short-term yields experienced the most dramatic move down with 2-year U.S. Treasuries declining 205 basis points from a peak of 5.10% on June 14, 2007 to 3.05% on December 31, 2007.

Overall, for the year ended December 31, 2007, longer-maturity U.S. Treasuries outperformed relative to both short- and intermediate-maturity U.S. Treasuries. However, short- and intermediate-maturity corporate bonds outperformed relative to longer-maturity corporate bonds during the year. From a credit standpoint, higher credit quality bonds outperformed relative to lower credit quality bonds over the year.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by type of security and based on total net assets as of December 31, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2007, the Stock and Bond Balanced Fund had a total return of 5.73% after expenses. Because of the nature of the Fund (it invests solely in shares of two underlying Funds), a blended benchmark is used for comparison purposes. The blended benchmark is a combination of 60% S&P 500 Index and 40% Lehman Brothers Government/Credit Intermediate Index (rebalanced on a monthly basis). The total return of the blended benchmark was 6.48% for the 1-year period ended December 31, 2007. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (approximately 60% throughout the period)

The Large Cap Equity Index Fund underperformed the benchmark S&P 500 Index after accounting for management fees and expenses for the 1-year period with a return of 5.23% vs. 5.49% for the S&P 500 Index. While a turbulent end to 2007 saw seven of the S&P 500 Index’s ten sectors post losses during the fourth quarter, eight of the ten sectors posted overall positive gains for the year. Energy (12.86% S&P 500 Index weighting) led the way with a gain of 32.38% while Materials (3.33% S&P 500 Index weighting) was next with a 19.98% gain. Meanwhile, six sectors – Health Care (11.97% S&P 500 Index weighting), Telecommunication Services (3.62% S&P 500 Index weighting), Industrials (11.51% S&P 500 Index weighting), Consumer Staples (10.23% S&P 500 Index weighting), Information Technology (16.73% S&P 500 Index weighting), and Utilities (3.62% S&P 500 Index weighting) – had positive gains of 5.39%, 8.45%, 9.83%, 11.60%, 15.54% and 15.81% respectively. Consumer Discretionary (8.48% S&P 500 Index weighting) lost -14.32% for the year, of which -10.49% occurred from October 1 to December 31, 2007. The S&P 500 Index’s largest sector, Financials (17.64% S&P 500 Index weighting), was the weakest sector, posting a loss of -20.84% for the year, of which -15.04% occurred from October 1 to December 31, 2007.

*	See footnotes for the Large Cap Equity Index Fund and the Bond Fund for descriptions of indices.

**	State Farm Investment Management Corp. computes the Blended Benchmark by using 60% S&P 500 Index and 40% Lehman Brothers Government/Credit Intermediate Index.

The S&P 500 Index, the Lehman Brothers Government/Credit Intermediate Index and the Blended Benchmark represent unmanaged groups or composites of groups, of stocks and bonds that differ from the composition of the Stock and Bond Balanced Fund. Unlike an investment in the Stock and Bond Balanced Fund, a theoretical investment in the indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Among the Fund’s largest equity holdings, Exxon Mobil Corp. (the Large Cap Equity Index Fund’s largest holding with 3.94% of total net assets) and Chevron Corp. (1.52% of the Large Cap Equity Index Fund’s total net assets), were part of the Energy sector, finishing the year with gains of 22% and 27%, respectively. The biggest gainer among the Fund’s top equity holdings was Apple, Inc. (1.33% of the Large Cap Equity Index Fund’s total net assets), with a gain of over 133% for 2007. Microsoft Corp. (2.20% of the Large Cap Equity Index Fund’s total net assets) and AT&T, Inc. (1.94% of the Large Cap Equity Index Fund’s total net assets) had gains of 19% and 16%, respectively, while Proctor & Gamble Co. (1.75% of the Large Cap Equity Index Fund’s total net assets) was up 14%. Other top equity holdings within the Fund, Johnson & Johnson (1.47% of the Large Cap Equity Index Fund’s total net assets) and Cisco Systems, Inc. (1.26% of the Large Cap Equity Index Fund’s total net assets) both finished 2007 with gains of 1%. On the negative side, the Fund’s second largest equity holding, General Electric Co. (2.89% of the Large Cap Equity Index Fund’s total net assets) finished the year down -1%, while Bank of America Corp. (1.41% of the Large Cap Equity Index Fund’s total net assets) followed the trend of its sector as the weakest equity holding in the top ten, down -23% for the year.

Fixed Income portion of the Fund (approximately 40% throughout the period)

There were two distinct market environments in 2007 that impacted the performance of the Bond Fund. As highlighted above, interest rates generally rose for the period of January through June 2007 which hindered bond prices and the Bond Fund’s return. During that period, the Bond Fund had a total return of 1.26% which was relatively in-line with the performance of the Lehman Brothers Government/Credit Intermediate Index return of 1.44%.

From July through December 2007, interest rates declined and bond prices rose with the best gains coming from long-maturity U.S. Treasuries while short- to intermediate-maturity, high-quality corporate bonds outperformed longer-maturity, lower-quality corporate bonds. During this timeframe, the Bond Fund returned 5.05%, while the Lehman Brothers Government/Credit Intermediate Index return was 5.86%. A contributing factor to the Fund’s underperformance during the second half of the year related to the credit quality of bonds held by the Fund compared to the credit quality of bonds in the Index. As of December 31, 2007, 33.40% of the Fund’s net assets were invested in bonds rated Aa3 or higher (the highest bond ratings by Moody’s or Standard & Poor’s, two bond rating agencies) compared to 75.1% of the bonds in the Index being rated Aa3 or higher.

The net result of these factors, along with the expenses associated with the Bond Fund that are not within the Lehman Brothers Government/Credit Intermediate Index, accounted for the Bond Fund underperforming the Lehman Brothers Government/Credit Intermediate Index by 1.02% for the entire one-year reporting period.

The option-adjusted duration of the Bond Fund stood at approximately 4.04 years at the end of 2007, up from 3.41 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as companies seek to refinance their bonds at lower rates, which results in downward pressure on duration. Thus, the higher duration had a somewhat positive effect to performance of the Bond Fund as interest rates declined the last half of the year.

Financial highlights for this Fund can be found on page 108.

State Farm Variable Product Trust Bond Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

We manage the Bond Fund (the “Fund”) in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with low price volatility. In managing the Fund, we are generally buy-and-hold investors who focus on U.S. Government and investment grade corporate debt obligations. While the Fund invests in debt securities of varying maturities, it is structured with a maturity and interest rate risk (duration) profile that is consistent with its benchmark, the Lehman Brothers Government/Credit Intermediate Index (the “Index”).

Describe the relevant market environment as it related to the Fund for the reporting period.

From the beginning of the year through the middle of June 2007, interest rates across the maturity spectrum rose and bonds posted modest total returns as the Federal Reserve maintained a neutral stance on interest rate policy and left the Fed Funds Rate unchanged at 5.25%. However, during the summer months of 2007, both the equities and bond markets became increasingly more volatile. Investors were confronted with numerous economic events including a continuing weakness in the housing market, higher energy prices, and tightening credit as rising defaults on U.S. sub-prime mortgages prompted lenders to implement more restricted lending requirements.

In the wake of these events and increasing concerns of a potential “credit crunch”, the demand for U.S. Treasuries across all maturities increased as investors began to seek out relatively less risky assets. The Federal Reserve responded to market conditions with three Fed Funds Rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed cut the Fed Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets disruptions caused by the housing correction. In late October the Fed reduced the Fed Funds Rate by another 0.25% to 4.50%, and finally in December another 0.25% reduction put the Fed Funds Rate at 4.25% where it ended the year. As always, it is unknown what future actions the Fed may take regarding Fed Fund Rates.

Yields on U.S. Treasuries peaked in mid-June 2007 and, by the end of December, had fallen to levels below the yields at the beginning of the reporting period. The yield on the 30-year U.S. Treasury Bond rose from 4.79% on January 2, 2007 to a peak of 5.35% on June 12, 2007 before declining 90 basis points to end at 4.45% on December 31, 2007. Meanwhile, yields on short- and intermediate-maturity U.S. Treasuries moved down more substantially during the latter half of 2007. The yield on 10-year U.S. Treasuries rose from 4.68% on January 2, 2007 to a peak of 5.26% on June 12, 2007 before declining 122 basis points to end at 4.04% on December 31, 2007. Short-term yields experienced the most dramatic move down with 2-year U.S. Treasuries declining 205 basis points from a peak of 5.10% on June 14, 2007 to 3.05% on December 31, 2007.

Overall, for the year ended December 31, 2007, longer-maturity U.S. Treasuries outperformed relative to both short- and intermediate-maturity U.S. Treasuries. However, short- and intermediate-maturity corporate bonds outperformed relative to longer-maturity corporate bonds during the year. From a credit standpoint, higher credit quality bonds outperformed relative to lower credit quality bonds over the year.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by type of security and based on total net assets as of December 31, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2007, the Bond Fund had a total return of 6.37% compared to a return of 7.39% for the Lehman Brothers Government/Credit Intermediate Index.

The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

Performance Analysis

What factors helped and hindered performance during the reporting period?

There were two distinct market environments in 2007 that impacted the performance of the Fund. As highlighted above, interest rates generally rose for the period of January through June 2007 which hindered bond prices and the Fund’s return. During that period the Fund had a total return of 1.26% which was in-line with the performance of the benchmark Index return of 1.44%.

From July through December 2007, interest rates declined and bond prices rose with the best gains coming from long-maturity U.S. Treasuries while short- to intermediate-maturity, high-quality corporate bonds outperformed longer-maturity, lower-quality corporate bonds. During this timeframe, the Fund returned 5.05%, while the Index return was 5.86%. A contributing factor to the Fund’s underperformance during the second half of the year related to the credit quality of bonds held by the Fund compared to the credit quality of bonds in the Index. As of December 31, 2007, 33.40% of the Fund’s net assets were invested in bonds rated Aa3 or higher (the highest bond ratings by Moody’s or Standard & Poor’s, two bond rating agencies) compared to 75.1% of the bonds in the Index being rated Aa3 or higher.

The net result of these factors, along with the expenses associated with the Fund that are not within the Index, accounted for the Fund underperforming the Index by 1.02% for the entire one-year reporting period.

The option-adjusted duration of the Fund stood at approximately 4.04 years at the end of 2007, up from 3.41 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as companies seek to refinance their bonds at lower rates, which results in downward pressure on duration. Thus, the higher duration had a somewhat positive effect to performance of the Fund as interest rates declined the last half of the year.

Financial highlights for this Fund can be found on page 109.

*	The Lehman Brothers Government/Credit Intermediate Index is a market value-weighted index of government and investment-grade corporate fixed-rate public debt issues with maturities from 1 up to (but not including) 10 years. The Lehman Brothers Government/Credit Intermediate Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical investment in the index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Variable Product Trust Money Market Fund

Management’s Discussion

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fund Composition*

(unaudited)

*	Illustrated by type of security and based on total net assets as of December 31, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on page 110.

The performance figures for the Funds on the preceding pages reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and fund-level expenses, but not contract-level charges. If contract-level charges were reflected, the performance quoted would be significantly lower than shown. The Policy Total Returns on pages 27 and 28 reflect contract-level charges for the State Farm Variable Deferred Annuity and State Farm Variable Universal Life Insurance policies.

Expense Example (unaudited)(1)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemptions fees, or exchange fees.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Period July 1, 2007 to December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007[2]
Large Cap Equity Fund
Actual	$1,000.00	$871.20	0.70%	$3.30
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%	3.57
Small/Mid Cap Equity Fund
Actual	1,000.00	977.81	0.90%	4.49
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%	4.58
International Equity Fund
Actual	1,000.00	1,009.62	1.00%	5.07
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%	5.09
Large Cap Equity Index Fund
Actual	1,000.00	985.13	0.32%	1.60
Hypothetical (5% return before expenses)	1,000.00	1,023.59	0.32%	1.63
Small Cap Equity Index Fund
Actual	1,000.00	920.87	0.51%	2.47
Hypothetical (5% return before expenses)	1,000.00	1,022.63	0.51%	2.60
International Equity Index Fund
Actual	1,000.00	998.40	0.72%	3.63
Hypothetical (5% return before expenses)	1,000.00	1,021.58	0.72%	3.67

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Period July 1, 2007 to December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007[2]
Stock and Bond Balanced Fund[3]
Actual	$1,000.00	$1,009.00	0.43%	$2.18
Hypothetical (5% return before expenses)	1,000.00	1,023.04	0.43%	2.19
Bond Fund
Actual	1,000.00	1,050.46	0.59%	3.05
Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.59%	3.01
Money Market Fund
Actual	1,000.00	1,023.25	0.50%	2.55
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50%	2.55

[1]

This expense example reflects only the underlying Fund fees. As an owner of an Interest in the Accounts, you do not directly own shares of the underlying Funds. Instead, you allocate premiums to a subaccount of the Accounts and the subaccount invests in a corresponding Fund of the State Farm Variable Product Trust. Your ownership Interest in the Accounts is also subject to contract level fees and expenses which are not included in this expense example.

[2]

Expenses are equal to the applicable Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

[3]

Expenses for the Stock and Bond Balanced Fund equal 60% of the Large Cap Equity Index Fund expenses plus 40% of the Bond Fund expenses. The Stock and Bond Balanced Fund targets a 60%/40% investment ratio between the Large Cap Equity Index Fund and the Bond Fund. This ratio may vary slightly from 60%/40% throughout the year. Refer to the Stock and Bond Balanced Fund’s Schedule of Investments for the ratio as of December 31, 2007.

POLICY TOTAL RETURNS

State Farm Life Insurance Company

(Not Licensed in Massachusetts, New York, or Wisconsin)

Variable Deferred Annuity Performance and Returns

Standardized Returns for Period Ending 12/31/2007

		Average Annual Returns
Fund	Inception Date	1-Year	5-Year	Since Inception
Large Cap Equity Index Fund	1/22/1998	-1.90%	10.62%	4.29%
Small Cap Equity Index Fund	1/29/1998	-8.95%	13.70%	5.31%
International Equity Index Fund	1/22/1998	2.20%	18.84%	6.52%
Stock and Bond Balanced Fund	1/29/1998	-1.61%	7.14%	3.86%
Bond Fund	1/22/1998	-1.16%	1.85%	3.76%
Large Cap Equity Fund	8/1/2005	-13.12%	-	1.31%
Small/Mid Cap Equity Fund	8/1/2005	8.22%	-	7.20%
International Equity Fund	8/1/2005	3.53%	-	15.17%

Standardized returns reflect all contract-level and underlying fund fees and expenses (including the daily Mortality and Expense Risk Charge at a current annual rate of 1.15% of net assets, the investment advisory fees and other expenses incurred by the funds), including the $30 annual administrative fee (waived if total premiums of at least $50,000 have been paid) and surrender charges (7% in year 1, declining by 1% each following year until it reaches 0% in year 8). The fees and expenses are based on an assumed average account size of $14,100 as of 12/31/2007. The since inception standardized return period begins on the Fund Inception Date (as noted).

Variable Universal Life Performance and Returns Standardized Returns for Period Ending 12/31/2007

		Average Annual Returns
Fund	Inception Date	1-Year	5-Year	Since Inception
Large Cap Equity Index Fund	1/22/1998	-2.45%	8.96%	2.67%
Small Cap Equity Index Fund	1/29/1998	-9.47%	12.19%	3.60%
International Equity Index Fund	1/22/1998	1.60%	17.23%	4.76%
Stock and Bond Balanced Fund	1/29/1998	-2.13%	5.41%	2.20%
Bond Fund	1/22/1998	-1.78%	-0.04%	2.12%
Large Cap Equity Fund	8/1/2005	-13.61%	-	0.02%
Small/Mid Cap Equity Fund	8/1/2005	7.69%	-	5.80%
International Equity Fund	8/1/2005	3.07%	-	13.91%

The State Farm Variable Universal Life policy total returns reflect all contract-level and underlying fund fees and expenses (including the 5% Premium Charge, the daily Mortality and Expense Risk Charge at a current annual rate of 0.8% of net assets, the current monthly expense charge of $8, and the investment advisory fees and other expenses incurred by the funds), except for surrender charges and the cost of insurance. If the surrender charges (if applicable) or the cost of insurance were reflected, the performance quoted would be significantly lower than shown. We encourage you to obtain from your State Farm registered representative agent a personalized illustration that will reflect all applicable fees and charges, including the cost of insurance. For policies purchased prior to July 1, 2004, the monthly expense charge is $6. The monthly expense charge reflected above is $8, which is the monthly expense charge for policies purchased on or after July 1, 2004. The fees and expenses reflected in this calculation are based on an assumed average account size of $5,600 as of 12/31/2007. The total returns since inception period begins on the Fund Inception Date (as noted).

The returns on this page apply only to the State Farm Life Insurance Company products. This performance data represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at the following pages on statefarm.com®: “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

POLICY TOTAL RETURNS

State Farm Life and Accident Assurance Company

(Licensed in New York and Wisconsin)

Variable Deferred Annuity Performance and Returns

Standardized Returns for Period Ending 12/31/2007

		Average Annual Returns
Fund	Inception Date	1-Year	5-Year	Since Inception
Large Cap Equity Index Fund	8/3/1998	-1.94%	10.60%	2.89%
Small Cap Equity Index Fund	8/3/1998	-8.98%	13.69%	6.14%
International Equity Index Fund	8/3/1998	2.16%	18.82%	5.48%
Stock and Bond Balanced Fund	8/3/1998	-1.65%	7.12%	3.53%
Bond Fund	8/3/1998	-1.19%	1.83%	3.75%
Large Cap Equity Fund	8/1/2005	-13.16%	-	1.29%
Small/Mid Cap Equity Fund	8/1/2005	8.19%	-	7.18%
International Equity Fund	8/1/2005	3.49%	-	15.15%

Standardized returns reflect all contract-level and underlying fund fees and expenses (including the daily Mortality and Expense Risk Charge at a current annual rate of 1.15% of net assets, the investment advisory fees and other expenses incurred by the funds), including the $30 annual administrative fee (waived if total premiums of at least $50,000 have been paid) and surrender charges (7% in year 1, declining by 1% each following year until it reaches 0% in year 8). The fees and expenses are based on an assumed average account size of $13,000 as of 12/31/2007. The since inception standardized return period begins on the Fund Inception Date (as noted).

Variable Universal Life Performance and Returns

Standardized Returns for Period Ending 12/31/2007

		Average Annual Returns
Fund	Inception Date	1-Year	5-Year	Since Inception
Large Cap Equity Index Fund	12/2/1998	-3.08%	8.39%	-0.26%
Small Cap Equity Index Fund	12/2/1998	-10.06%	11.69%	4.70%
International Equity Index Fund	12/2/1998	0.96%	16.71%	3.32%
Stock and Bond Balanced Fund	12/2/1998	-2.77%	4.80%	0.58%
Bond Fund	12/2/1998	-2.43%	-0.74%	1.10%
Large Cap Equity Fund	8/1/2005	-14.18%	-	-0.59%
Small/Mid Cap Equity Fund	8/1/2005	7.04%	-	5.12%
International Equity Fund	8/1/2005	2.42%	-	13.30%

The State Farm Variable Universal Life policy total returns reflect all contract-level and underlying fund fees and expenses (including the 5% Premium Charge, the daily Mortality and Expense Risk Charge at a current annual rate of 0.8% of net assets, the current monthly expense charge of $8, and the investment advisory fees and other expenses incurred by the funds), except for surrender charges and the cost of insurance. If surrender charges (if applicable) and the cost of insurance were reflected, the performance quoted would be significantly lower than shown. We encourage you to obtain from your State Farm registered representative agent a personalized illustration that will reflect all applicable fees and charges, including the cost of insurance. For policies purchased prior to July 1, 2004, the monthly expense charge is $6. The monthly expense charge reflected above is $8, which is the monthly expense charge for policies purchased on or after July 1, 2004. The fees and expenses reflected in this calculation are based on an assumed average account size of $4,100 as of 12/31/2007. The total returns since inception period begins on the Fund Inception Date (as noted).

The returns on this page apply only to the State Farm Life and Accident Assurance Company products. This performance data represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at the following pages on statefarm.com®: “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2007

	Shares	Value
Common Stocks (97.37%)
Consumer Discretionary (7.50%)
Carnival Corp.	5,200	$231,348
CBS Corp. Class B	6,100	166,225
Fortune Brands Inc.	2,000	144,720
Gannett Co. Inc.	14,100	549,900
General Motors Corp.	6,900	171,741
Jarden Corp. (a)	25,000	590,250
Lowe’s Companies Inc.	25,300	572,286
McDonald’s Corp.	4,400	259,204
Time Warner Cable Inc. Class A (a)	5,800	160,080
Time Warner Inc.	10,000	165,100

		3,010,854

Consumer Staples (10.04%)
Altria Group Inc.	9,200	695,336
General Mills Inc.	4,000	228,000
Kraft Foods Inc. Class A	44,073	1,438,102
Loews Corp. Carolina Group	800	68,240
Sara Lee Corp.	43,800	703,428
The Coca-Cola Co.	6,000	368,220
Unilever NV New York Shares	14,500	528,670

		4,029,996

Energy (9.20%)
Chevron Corp.	1,000	93,330
ConocoPhillips	7,500	662,250
Exxon Mobil Corp.	4,100	384,129
Royal Dutch Shell PLC ADR Class A	1,200	101,040
Royal Dutch Shell PLC ADR Class B	11,900	987,700
Spectra Energy Corp.	12,400	320,168
Transocean Inc. (a)	3,707	530,657
Weatherford International Ltd. (a)	9,000	617,400

		3,696,674

Financials (32.20%)
Ambac Financial Group Inc.	10,200	262,854
American Capital Strategies Ltd.	19,500	642,720
American International Group Inc.	18,100	1,055,230
AmeriCredit Corp. (a)	13,000	166,270
Berkshire Hathaway Inc. Class A (a)	3	424,800
Capital One Financial Corp.	8,200	387,532
Douglas Emmett Inc.	10,700	241,927
East West Bancorp Inc.	4,100	99,343
Fifth Third Bancorp	12,100	304,073
General Growth Properties Inc.	6,600	271,788
Goldman Sachs Group Inc.	1,700	365,585
Hartford Financial Services Group Inc.	1,500	130,785
Host Hotels & Resorts Inc.	7,200	122,688
Hudson City Bancorp Inc.	42,000	630,840
IndyMac Bancorp Inc.	32,100	190,995
JPMorgan Chase & Co.	28,800	1,257,120
Lehman Brothers Holdings Inc.	3,600	235,584
Marsh & McLennan Companies Inc.	25,300	669,691

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
MBIA Inc.	17,100	$318,573
Merrill Lynch & Co. Inc.	3,900	209,352
Progressive Corp.	41,600	797,056
SLM Corp.	9,900	199,386
Suntrust Banks Inc.	13,100	818,619
Wachovia Corp.	29,200	1,110,476
Washington Mutual Inc.	43,300	589,313
Wells Fargo & Co.	26,000	784,940
XL Capital Ltd. Class A	12,800	643,968

		12,931,508

Health Care (9.28%)
AstraZeneca PLC ADR	9,300	398,226
Merck & Co. Inc.	7,100	412,581
Millennium Pharmaceuticals Inc. (a)	16,400	245,672
Pfizer Inc.	47,100	1,070,583
Sanofi-Aventis ADR	28,200	1,283,946
WellPoint Inc. (a)	3,600	315,828

		3,726,836

Industrials (10.24%)
3M Co.	2,300	193,936
Caterpillar Inc.	6,900	500,664
Emerson Electric Co.	5,200	294,632
FedEx Corp.	2,000	178,340
General Electric Co.	35,700	1,323,399
Illinois Tool Works Inc.	12,900	690,666
Parker Hannifin Corp.	2,100	158,151
Siemens AG ADR	1,800	283,248
Southwest Airlines Co.	6,100	74,420
Tyco International Ltd.	3,850	152,653
Union Pacific Corp.	2,100	263,802

		4,113,911

Materials (2.55%)
Nucor Corp.	14,600	864,612
The Dow Chemical Co.	4,000	157,680

		1,022,292

Technology (6.39%)
Advanced Micro Devices Inc. (a)	22,500	168,750
Affiliated Computer Services Inc. Class A (a)	6,100	275,110
Fairchild Semiconductor International Inc. (a)	13,300	191,919
Hewlett-Packard Co.	7,600	383,648
Jabil Circuit Inc.	50,600	772,662
Micron Technology Inc. (a)	48,000	348,000
Seagate Technology	16,700	425,850

		2,565,939

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares or principal amount	Value
Common Stocks (Cont.)
Telecommunication Services (4.77%)
AT&T Inc.	37,200	$1,546,032
Verizon Communications Inc.	8,500	371,365

		1,917,397

Utilities (5.20%)
CMS Energy Corp.	25,200	437,976
Edison International	11,500	613,755
NiSource Inc.	9,500	179,455
Pinnacle West Capital Corp.	20,200	856,682

		2,087,868

Total Common Stocks
(cost $41,680,788)		39,103,275

Preferred Stocks (0.66%)
Financials (0.66%)
Washington Mutual Inc. (a)	300	265,500

Total Preferred Stocks
(cost $294,681)		265,500

Corporate Bonds (1.06%)
Consumer Discretionary (1.06%)
Ford Motor Co. Convertible Corporate Bond
4.250%, 12/15/2036	$427,000	424,331

Total Corporate Bonds
(cost $435,253)		424,331

Short-term Investments (0.68%)
JPMorgan Prime Money Market Fund	274,816	274,816

Total Short-term Investments
(cost $274,816)		274,816

TOTAL INVESTMENTS (99.77%)
(cost $42,685,538)		40,067,922
OTHER ASSETS, NET OF LIABILITIES (0.23%)		91,533

NET ASSETS (100.00%)		$40,159,455

(a)	Non-income producing security.

ADR - American Depository Receipts

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2007

	Shares	Value
Common Stocks (98.60%)
Consumer Discretionary (12.98%)
Abercrombie & Fitch Co. Class A	1,850	$147,944
Bare Escentuals Inc. (a)	2,600	63,050
Barnes & Noble Inc.	5,600	192,920
Big Lots Inc. (a)	15,800	252,642
Blyth Inc.	9,000	197,460
Books-A-Million Inc.	7,900	94,168
Callaway Golf Co.	12,600	219,618
Coach Inc. (a)	1,275	38,990
Cooper Tire & Rubber Co.	19,100	316,678
CPI Corp.	6,200	146,010
Focus Media Holding Ltd. ADR (a)	4,400	249,964
FTD Group Inc.	15,100	194,488
FTI Consulting Inc. (a)	2,300	141,772
G-III Apparel Group Ltd. (a)	6,000	88,620
GameStop Corp. Class A (a)	3,150	195,646
Gildan Activewear Inc. (a)	2,900	119,364
Goodyear Tire & Rubber Co. (a)	10,500	296,310
Hasbro Inc.	5,900	150,922
J.C. Penney Co Inc.	2,950	129,770
Jack in the Box Inc. (a)	2,800	72,156
Kohl’s Corp. (a)	3,300	151,140
Lear Corp. (a)	7,100	196,386
Omnicom Group Inc.	2,700	128,331
Perry Ellis International Inc. (a)	6,300	96,894
Phillips-Van Heusen Corp.	3,550	130,853
Saks Inc. (a)	11,300	234,588
Sotheby’s	7,500	285,750
Systemax Inc.	7,300	148,336
Urban Outfitters Inc. (a)	6,850	186,731
Vail Resorts Inc. (a)	1,250	67,263
Warnaco Group Inc. (a)	11,800	410,640

		5,345,404

Consumer Staples (4.74%)
Avon Products Inc.	4,400	173,932
Cal-Maine Foods Inc.	8,500	225,505
Church & Dwight Co. Inc.	3,700	200,059
ConAgra Foods Inc.	12,925	307,486
Corn Products International Inc.	4,600	169,050
Energizer Holdings Inc. (a)	1,150	128,949
Fomento Economico Mexicano S.A.B. de C.V. ADR	4,300	164,131
Imperial Sugar Co.	8,500	159,545
Ingles Markets Inc.	4,400	111,716
NBTY Inc. (a)	6,200	169,880
Spartan Stores Inc.	6,100	139,385

		1,949,638

Energy (7.85%)
Compagnie Generale de Geophysique Veritas ADR (a)	6,400	358,720
GulfMark Offshore Inc. (a)	4,000	187,160

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Halliburton Co.	4,625	$175,334
Hornbeck Offshore Services Inc. (a)	8,900	400,055
National-Oilwell Varco Inc. (a)	3,950	290,167
Noble Corp.	10,000	565,100
Parker Drilling Co. (a)	19,000	143,450
Petrohawk Energy Corp. (a)	12,900	223,299
Pioneer Natural Resources Co.	3,200	156,288
Range Resources Corp.	2,525	129,684
Stone Energy Corp. (a)	4,900	229,859
Tidewater Inc.	3,000	164,580
Weatherford International Ltd. (a)	2,100	144,060
Whiting Petroleum Corp. (a)	1,100	63,426

		3,231,182

Financials (11.13%)
American Physicians Capital Inc.	5,700	236,322
Ameriprise Financial Inc.	3,200	176,352
Amerisafe Inc. (a)	19,000	294,690
Annaly Capital Management Inc.	12,600	229,068
Arch Capital Group Ltd. (a)	900	63,315
Assurant Inc.	4,100	274,290
BlackRock Inc.	650	140,920
CB Richard Ellis Group Inc. Class A (a)	3,900	84,045
Charles Schwab Corp.	4,250	108,587
Chubb Corp.	3,150	171,927
CNA Surety Corp. (a)	8,800	174,152
Digital Realty Trust Inc.	3,450	132,376
IntercontinentalExchange Inc. (a)	650	125,125
Invesco Ltd.	3,700	116,106
Jones Lang LaSalle Inc.	3,750	266,850
Lazard Ltd. Class A	5,750	233,910
Mercer Insurance Group Inc.	8,200	147,272
Navigators Group Inc. (a)	6,500	422,500
Northern Trust Corp.	2,900	222,082
Odyssey Re Holdings Corp.	5,000	183,550
Raymond James Financial Inc.	3,450	112,677
RLI Corp.	4,100	232,839
Sunstone Hotel Investors Inc.	4,550	83,220
T Rowe Price Group Inc.	2,850	173,508
Tower Group Inc.	5,300	177,020

		4,582,703

Health Care (12.00%)
AMERIGROUP Corp. (a)	4,500	164,025
Analogic Corp.	4,400	297,968
Barr Pharmaceuticals Inc. (a)	2,900	153,990
Celgene Corp. (a)	2,450	113,215
Chindex International Inc. (a)	9,300	321,129
Emergency Medical Services Corp. Class A (a)	7,100	207,888
Endo Pharmaceuticals Holdings Inc. (a)	9,100	242,697

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Express Scripts Inc. (a)	2,925	$213,525
Genzyme Corp. (a)	1,500	111,660
Hologic Inc. (a)	4,327	297,005
Immucor Inc. (a)	7,550	256,624
Intuitive Surgical Inc. (a)	525	170,363
Inverness Medical Innovations Inc. (a)	2,300	129,214
Invitrogen Corp. (a)	5,700	532,437
Kindred Healthcare Inc. (a)	8,000	199,840
Magellan Health Services Inc. (a)	4,200	195,846
Onyx Pharmaceuticals Inc. (a)	4,800	266,976
Pediatrix Medical Group Inc. (a)	2,000	136,300
Perrigo Co.	9,200	322,092
Psychiatric Solutions Inc. (a)	2,400	78,000
QIAGEN NV (a)	10,500	221,025
Respironics Inc. (a)	2,200	144,056
Shire PLC ADR	1,150	79,293
VCA Antech Inc. (a)	1,875	82,931

		4,938,099

Industrials (19.90%)
Ampco-Pittsburgh Corp.	4,800	183,024
BE Aerospace Inc. (a)	3,550	187,795
CDI Corp.	6,100	147,986
Ceradyne Inc. (a)	6,100	286,273
Cooper Industries Ltd. Class A	4,200	222,096
Cubic Corp.	4,900	192,080
Deere & Co.	1,400	130,368
Deluxe Corp.	7,200	236,808
DryShips Inc.	1,600	123,840
DynCorp International Inc. Class A (a)	12,300	330,624
EMCOR Group Inc. (a)	3,900	92,157
Foster Wheeler Ltd. (a)	5,325	825,481
General Cable Corp. (a)	5,450	399,376
Hardinge Inc.	5,500	92,290
Kansas City Southern (a)	5,900	202,547
Layne Christensen Co. (a)	4,700	231,287
Manitowoc Co. Inc.	5,000	244,150
McDermott International Inc. (a)	24,150	1,425,574
MFRI Inc. (a)	7,300	77,891
Michael Baker Corp. (a)	5,100	209,610
MSC Industrial Direct Co. Inc.	4,500	182,115
Nordson Corp.	3,100	179,676
Perini Corp. (a)	5,400	223,668
Precision Castparts Corp.	3,375	468,113
Robbins & Myers Inc.	6,400	484,032
Superior Essex Inc. (a)	5,500	132,000
TeleTech Holdings Inc. (a)	5,650	120,176
Terex Corp. (a)	3,000	196,710
Textron Inc.	1,950	139,035
Thomas & Betts Corp. (a)	4,550	223,132

		8,189,914

	Shares	Value
Common Stocks (Cont.)
Materials & Processes (11.55%)
Agnico-Eagle Mines Ltd.	3,275	$178,913
Airgas Inc.	2,450	127,669
AK Steel Holding Corp. (a)	5,200	240,448
Cleveland-Cliffs Inc.	1,900	191,520
Greif Inc.	3,400	222,258
Headwaters Inc. (a)	20,500	240,670
Hercules Inc.	9,400	181,890
ICO Inc. (a)	26,900	345,396
Koppers Holdings Inc.	6,900	298,356
LSB Industries Inc. (a)	16,300	459,986
Mosaic Co. (a)	4,650	438,681
Packaging Corp. of America	17,650	497,730
Reliance Steel & Aluminum Co.	4,700	254,740
Rock-Tenn Co. Class A	7,000	177,870
Steel Dynamics Inc.	5,400	321,678
Terra Industries Inc. (a)	10,300	491,928
Weyerhaeuser Co.	750	55,305
Zep Inc. (a)	2,050	28,434

		4,753,472

Technology (11.57%)
Activision Inc. (a)	9,450	280,665
Adobe Systems Inc. (a)	3,050	130,327
Anixter International Inc. (a)	6,800	423,436
ASML Holding NV NY Reg Shares (a)	3,383	105,854
Autodesk Inc. (a)	4,600	228,896
Avnet Inc. (a)	5,100	178,347
Ciena Corp. (a)	3,050	104,036
Citrix Systems Inc. (a)	4,700	178,647
Cognizant Technology Solutions Corp. (a)	5,200	176,488
CommScope Inc. (a)	2,300	113,183
Compuware Corp. (a)	26,000	230,880
F5 Networks Inc. (a)	3,750	106,950
Fiserv Inc. (a)	2,225	123,465
Harris Corp.	3,700	231,916
Hutchinson Technology Inc. (a)	7,600	200,032
Intersil Corp.	8,450	206,856
MAXIMUS Inc.	4,400	169,884
MICROS Systems Inc. (a)	1,650	115,764
National Semiconductor Corp.	4,100	92,824
Nuance Communications Inc. (a)	11,225	209,683
NVIDIA Corp. (a)	5,925	201,568
ON Semiconductor Corp. (a)	10,450	92,796
Paychex Inc.	5,650	204,643
PC Connection Inc. (a)	18,300	207,705
Riverbed Technology Inc. (a)	5,050	135,037
Trimble Navigation Ltd. (a)	4,400	133,056
Trio-Tech International (a)	10,100	92,415
Verigy Ltd. (a)	3,175	86,265

		4,761,618

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Telecommunications (0.66%)
NII Holdings Inc. (a)	3,100	$149,792
Time Warner Telecom Inc. (a)	6,050	122,755

		272,547

Utilities (6.22%)
Allegheny Energy Inc.	5,100	324,411
Central Vermont Public Service Corp.	4,900	151,116
Constellation Energy Group	1,700	174,301
El Paso Electric Co. (a)	7,400	189,218
Entergy Corp.	2,150	256,968
ITC Holdings Corp.	3,300	186,186
MGE Energy Inc.	6,000	212,820
Mirant Corp. (a)	7,500	292,350
Nicor Inc.	3,500	148,225
NRG Energy Inc. (a)	3,425	148,439
Portland General Electric Co.	10,800	300,024
Wisconsin Energy Corp.	3,600	175,356

		2,559,414

Total Common Stocks
(cost $38,071,514)		40,583,991

Short-term Investments (4.52%)
JPMorgan Prime Money Market Fund	1,859,870	1,859,870

Total Short-term Investments
(cost $1,859,870)		1,859,870

TOTAL INVESTMENTS (103.12%)
(cost $39,931,384)		42,443,861
LIABILITIES, NET OF OTHER ASSETS (-3.12%)		(1,282,490)

NET ASSETS (100.00%)		$41,161,371

(a)	Non-income producing security.

ADR - American Depository Receipts

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2007

	Shares	Value
Common Stocks (97.39%) (a)
Australia (2.98%)
Amcor Ltd.	19,138	$115,218
Brambles Ltd.	22,701	227,383
Foster’s Group Ltd.	21,300	121,548
Macquarie Group Ltd.	2,270	151,508
Newcrest Mining Ltd.	1,860	53,502
QBE Insurance Group Ltd.	3,300	95,574
Telstra Corp. Ltd.	26,046	106,478
Toll Holdings Ltd.	5,406	53,842
Westpac Banking Corp.	3,600	87,327
Woodside Petroleum Ltd.	2,200	96,194
Woolworths Ltd.	10,029	296,693

		1,405,267

Austria (0.60%)
Raiffeisen International Bank Holding AG	975	146,273
Telekom Austria AG	3,000	82,698
Wienerberger AG	1,000	54,998

		283,969

Belgium (0.69%)
Fortis	9,232	241,943
Fortis Strip VVPR (b)	2,532	37
UCB SA	1,889	85,603

		327,583

Canada (9.37%)
Barrick Gold Corp.	27,700	1,164,785
CAMECO Corp.	12,800	509,758
Canadian National Railway Co.	1,600	75,121
Canadian Natural Resources Ltd.	5,500	401,761
EnCana Corp.	3,000	203,804
Fairfax Financial Holdings Ltd.	300	86,655
Inmet Mining Corp.	800	64,855
Methanex Corp.	2,800	77,665
Potash Corp. of Saskatchewan Inc.	9,200	1,328,611
Research In Motion Ltd. (b)	700	79,300
Shoppers Drug Mart Corp.	1,700	91,125
Sun Life Financial Inc.	1,900	106,531
Suncor Energy Inc.	2,100	228,071

		4,418,042

China (0.52%)
Alibaba.com Ltd. (b) (c)	9,000	31,913
China Mobile Ltd. Sponsored ADR	1,200	104,244
Industrial and Commercial Bank of China
Ltd. Class H	153,000	108,611

		244,768

Denmark (0.28%)
Novo Nordisk A/S	2,000	130,402

	Shares	Value
Common Stocks (Cont.)
Finland (0.65%)
Nokia OYJ	2,700	$103,539
Rautaruukki OYJ	1,700	72,528
UPM-Kymmene OYJ	6,568	132,660

		308,727

France (11.71%)
Accor SA	1,200	95,755
Air Liquide SA	1,095	162,612
AXA	5,600	222,861
BNP Paribas	3,220	348,736
Bouygues	9,813	813,914
Cap Gemini SA	1,200	75,260
Carrefour SA	1,200	93,230
Dassault Systemes SA	3,200	189,058
Electricite De France	900	107,007
Groupe DANONE	4,200	375,737
L’Oreal SA	3,800	543,164
Lafarge SA	1,700	308,139
PagesJaunes SA	1,779	35,545
Peugeot SA	2,600	196,658
Renault SA	600	84,939
Rhodia SA Reg. (b)	2,266	87,314
Safran SA	1,300	26,607
Sanofi-Aventis	6,200	566,521
Schneider Electric SA	1,992	269,315
Societe Generale	1,145	165,300
Total SA	3,400	281,011
Veolia Environnement	4,081	371,059
Vivendi	2,300	105,408

		5,525,150

Germany (5.18%)
Allianz SE Reg.	2,300	494,612
Bayer AG	2,000	182,569
Commerzbank AG	1,681	63,840
Continental AG	1,900	248,166
Daimler AG	5,900	570,791
Deutsche Bank AG Reg.	1,400	182,474
Deutsche Bank AG Reg. (New York)	100	12,941
Hypo Real Estate Holding AG	2,308	121,696
Infineon Technologies AG (b)	8,400	98,840
SAP AG	1,400	71,932
Siemens AG	2,500	396,785

		2,444,646

Hong Kong (2.26%)
Bank of East Asia Ltd.	28,800	195,136
Hang Lung Properties Ltd. (c)	15,000	67,018
Hang Lung Properties Ltd.	1,000	4,468
Hong Kong & China Gas Co. Ltd.	36,300	110,570
Sino Land Co. Ltd.	28,000	98,047
Sun Hung Kai Properties Ltd.	12,000	252,033

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
Sun Hung Kai Properties Ltd. (c)	5,000	$105,014
Swire Pacific Ltd. Class A	17,000	232,944

		1,065,230

Ireland (1.04%)
Allied Irish Banks PLC	7,900	180,835
CRH PLC	7,100	246,131
Irish Life & Permanent PLC	3,800	64,892

		491,858

Italy (0.44%)
ENI SpA	2,200	80,147
Intesa Sanpaolo	16,376	128,638

		208,785

Japan (24.32%)
Advantest Corp.	1,800	50,985
Aeon Co. Ltd.	30,100	439,838
Ajinomoto Co. Inc.	6,000	68,022
Canon Inc.	3,300	151,294
Citizen Holdings Co. Ltd.	10,000	97,283
Credit Saison Co. Ltd.	800	21,831
Daiwa House Industry Co. Ltd.	7,000	89,590
East Japan Railway Co.	10	82,399
Elpida Memory Inc. (b)	4,300	147,273
Fanuc Ltd.	4,000	388,471
FUJIFILM Holdings Corp.	3,700	155,136
Hankyu Hanshin Holdings Inc.	15,000	64,860
Hirose Electric Co. Ltd.	700	80,473
Hitachi Ltd.	15,000	111,635
Hoya Corp.	8,900	282,081
Idemitsu Kosan Co. Ltd.	700	73,856
INPEX Holdings Inc.	20	217,431
Japan Tobacco Inc.	14	82,923
JGC Corp.	5,000	85,881
JS Group Corp.	2,700	43,154
Kansai Electric Power Co. Inc.	3,500	81,668
Keyence Corp.	820	201,719
Mitsubishi Corp.	8,400	227,741
Mitsubishi Estate Co. Ltd.	2,000	47,733
Mitsubishi UFJ Financial Group Inc.	21,000	198,375
Mitsui & Co. Ltd.	3,000	62,757
Mitsui OSK Lines Ltd.	4,000	50,658
Mizuho Financial Group Inc.	66	314,937
Murata Manufacturing Co. Ltd.	3,100	178,328
Nintendo Co. Ltd.	900	529,361
Nippon Electric Glass Co. Ltd.	8,500	138,512
Nippon Telegraph & Telephone Corp.	15	74,694
Nissan Motor Co. Ltd.	21,200	231,792
Nomura Holdings Inc.	10,000	167,842
NTT DoCoMo Inc.	116	191,306
Oracle Corp.	1,500	65,975

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Orix Corp.	1,850	$311,690
Rohm Co. Ltd.	1,100	95,599
Shimamura Co. Ltd.	800	67,762
Shin-Etsu Chemical Co. Ltd.	1,000	62,300
SMC Corp.	2,100	250,260
Softbank Corp.	52,100	1,070,427
Sony Corp.	6,300	343,842
Sony Financial Holdings Inc. (b) (c)	8	30,631
Sony Financial Holdings Inc. (b)	7	26,803
Sumitomo Chemical Co. Ltd.	45,200	400,974
Sumitomo Corp.	17,000	238,269
Sumitomo Metal Industries Ltd.	17,000	77,876
Sumitomo Mitsui Financial Group Inc.	102	756,148
Suzuki Motor Corp.	14,000	420,457
Takeda Pharmaceutical Co. Ltd.	2,600	152,160
Tokyo Electron Ltd.	1,900	115,668
Tokyo Gas Co. Ltd.	15,000	70,192
Tokyu Corp.	17,000	111,182
Toshiba Corp.	41,000	303,107
Trend Micro Inc.	5,500	195,970
Unicharm Corp.	1,600	101,150
Yahoo! Japan Corp.	659	294,394
Yamada Denki Co. Ltd.	2,300	259,906
Yamato Holdings Co. Ltd.	15,000	215,992

		11,470,573

Luxembourg (0.30%)
SES FDR Class A (Paris)	1,300	34,097
SES FDR Class A (Luxembourg)	4,000	105,397

		139,494

Mexico (1.04%)
America Movil SAB de C.V. ADR Series L	6,900	423,591
Cemex SAB de C.V. Sponsored ADR (b)	2,500	64,625

		488,216

Netherlands (3.17%)
Aegon NV	9,256	162,964
Akzo Nobel NV	2,400	192,855
Heineken NV	1,500	96,699
ING Groep NV	10,600	412,284
Koninklijke Ahold NV (b)	5,520	76,307
Koninklijke KPN NV	12,600	229,138
Unilever NV CVA	8,800	322,732

		1,492,979

Norway (1.10%)
DNB NOR ASA	5,400	82,075
Telenor ASA (b)	12,900	305,845
Yara International ASA	2,800	128,654

		516,574

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Russia (0.70%)
Gazprom Sponsored ADR	5,900	$330,400

Singapore (0.59%)
Capitaland Ltd.	23,000	98,959
Singapore Telecommunications Ltd.	39,600	108,954
United Overseas Bank Ltd.	5,000	68,479

		276,392

South Korea (0.80%)
Samsung Electronics Co. Ltd. GDR (b)	690	204,925
SK Telecom Co. Ltd. ADR	5,800	173,072

		377,997

Spain (2.91%)
Banco Bilbao Vizcaya Argentaria SA	24,700	600,210
Banco Santander SA	11,500	247,926
Inditex SA	2,200	132,881
Repsol YPF SA	5,600	199,408
Telefonica SA	6,000	194,145

		1,374,570

Sweden (0.74%)
ASSA ABLOY AB Class B	3,800	76,177
Atlas Copco AB Class A	4,400	65,376
TeliaSonera AB	22,000	205,465

		347,018

Switzerland (8.85%)
Compagnie Financiere Richemont AG Class A	10,303	703,162
Credit Suisse Group	2,071	124,532
Holcim Ltd.	3,150	335,435
Holcim Ltd. (c)	379	40,359
Nestle SA	1,608	737,593
Nobel Biocare Holding AG (b)	467	124,239
Novartis AG	11,768	642,876
Roche Holding AG	3,467	598,688
Swiss Reinsurance	7,040	497,511
Swisscom AG	553	215,637
Synthes Inc.	588	73,031
UBS AG Reg. (Virt-x)	1,378	63,469
UBS AG Reg. (New York)	400	18,400

		4,174,932

Taiwan (0.69%)
High Tech Computer Corp. Reg. S GDR	1,350	94,500
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	23,100	230,076

		324,576

	Shares	Value
Common Stocks (Cont.)
Turkey (0.23%)
Turkcell Iletisim Hizmetleri AS ADR	4,000	$110,280

United Kingdom (16.23%)
Alliance & Leicester PLC	6,200	77,417
AstraZeneca PLC	4,000	172,095
BAE Systems PLC	100,200	992,527
BAE Systems PLC (c)	4,000	39,622
Barclays PLC	19,800	199,595
BHP Billiton PLC	8,000	243,494
BP PLC	19,800	241,511
British Land Co. PLC	11,400	213,382
Cairn Energy PLC (b)	1,000	61,013
Daily Mail & General Trust Class A NV	6,500	64,123
HBOS PLC	20,800	301,892
HSBC Holdings PLC	9,100	153,000
Lloyds TSB Group PLC	12,500	117,490
Lonmin PLC	1,200	73,354
Marks & Spencer Group PLC	6,900	76,238
National Grid PLC	17,800	294,659
Premier Foods PLC	18,400	75,033
Reed Elsevier PLC	9,700	130,035
Reuters Group PLC	14,000	176,682
Rio Tinto PLC	4,800	504,225
Royal Bank of Scotland Group PLC	46,000	405,401
Royal Dutch Shell PLC Class A	16,440	691,796
SABMiller PLC	26,100	731,154
Scottish & Southern Energy PLC	9,200	299,432
Standard Chartered PLC	10,100	367,932
Tesco PLC	30,300	287,694
Unilever PLC	2,430	90,967
Vodafone Group PLC	64,462	241,536
Xstrata PLC	2,700	189,110
Yell Group PLC	18,100	143,978

		7,656,387

Total Common Stocks
(cost $39,507,003)		45,934,815

Preferred Stocks (0.23%) (a)
Germany (0.23%)
Porsche Automobil Holding SE PFD	55	110,868

Total Preferred Stocks
(cost $123,852)		110,868

Exchange-Traded Funds (0.50%)
iShares MSCI EAFE Index Fund	2,980	234,079

Total Exchange-Traded Funds
(cost $251,983)		234,079

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Principal amount	Value
Repurchase Agreement (1.97%)
State Street Repurchase Agreement, (d) 2.550%, agreement date 12/31/2007,to be repurchased at $929,505 on 01/02/2008	$929,374	$929,374

Total Repurchase Agreement
(cost $929,374)		929,374

TOTAL INVESTMENTS (100.09%)
(cost $40,812,212)		47,209,136
LIABILITIES, NET OF CASH AND OTHER ASSETS (-0.09%)		(42,013)

NET ASSETS (100.0%)		$47,167,123

(a)	The Fund used values provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. This method of fair valuing foreign securities was established in the Valuation Procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	These shares may only be resold to qualified institutional buyers in transactions exempt from registration.

(d)	Repurchase agreement is fully collateralized by a U.S. Government Agency security with a coupon rate of 4.50%, a maturity date of December 1, 2020, and a market value of $950,195.

ADR - American Depository Receipt

FDR - Fiduciary Depository Receipt

GDR - Global Depository Receipt

INTERNATIONAL EQUITY FUND FOREIGN

CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$13,387,485	28.36%
Japanese Yen	11,470,573	24.30
British Pound	6,792,496	14.39
Swiss Franc	4,156,533	8.81
United States Dollar	4,095,291	8.67
Canadian Dollar	3,253,257	6.89
Australian Dollar	1,405,267	2.98
Hong Kong Dollar	1,205,753	2.55
Swedish Krona	519,113	1.10
Norwegian Krone	516,574	1.09
Singapore Dollar	276,392	0.58
Danish Krone	130,402	0.28

Total Investments	$47,209,136	100.00%

INTERNATIONAL EQUITY FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$10,054,853	21.31%
Materials	6,309,851	13.38
Telecommunication Services	4,651,424	9.86
Consumer Staples	4,631,610	9.82
Consumer Discretionary	4,428,070	9.39
Information Technology	4,374,135	9.27
Industrials	4,099,378	8.70
Energy	3,616,161	7.66
Health Care	2,545,614	5.40
Utilities	1,334,587	2.83

Total Stocks	46,045,683	97.62
Exchange-Traded Funds	234,079	0.50
Repurchase Agreement	929,374	1.97
Liabilities, Net of Cash and Other Assets	(42,013)	(0.09)

Net Assets	$47,167,123	100.00%

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2007

	Shares	Value
Common Stocks (98.99%)
Aerospace/Defense (1.58%)
Boeing Co.	36,811	$3,219,490
General Dynamics Corp.	18,911	1,682,890
Lockheed Martin Corp.	16,341	1,720,054
Northrop Grumman Corp.	16,091	1,265,396
Raytheon Co.	20,608	1,250,906
Rockwell Collins Inc.	7,920	570,002

		9,708,738

Agriculture, Foods, & Beverage (4.25%)
Anheuser-Busch Companies Inc.	34,046	1,781,968
Archer-Daniels-Midland Co.	30,372	1,410,172
Campbell Soup Co.	10,614	379,238
Coca-Cola Enterprises Inc.	13,329	346,954
ConAgra Foods Inc.	23,254	553,213
Constellation Brands Inc. (a)	9,377	221,672
Dean Foods Co.	6,210	160,590
General Mills Inc.	15,690	894,330
HJ Heinz Co.	15,112	705,428
Kellogg Co.	12,179	638,545
Kraft Foods Inc. Class A	73,889	2,410,998
McCormick & Co. Inc.	6,119	231,971
Molson Coors Brewing Co. Class B	6,164	318,186
Pepsi Bottling Group Inc.	6,206	244,889
PepsiCo Inc.	75,838	5,756,104
Reynolds American Inc.	8,053	531,176
Sara Lee Corp.	34,400	552,464
Sysco Corp.	28,639	893,823
The Coca-Cola Co.	93,520	5,739,322
The Hershey Co.	8,092	318,825
Tyson Foods Inc.	11,981	183,669
Whole Foods Market Inc.	6,485	264,588
WM Wrigley Jr. Co.	10,200	597,210
Yum! Brands Inc.	24,559	939,873

		26,075,208

Airlines (0.07%)
Southwest Airlines Co.	35,531	433,478

Automotive (0.66%)
Ford Motor Co. (a)	97,727	657,703
General Motors Corp.	26,205	652,243
Genuine Parts Co.	7,971	369,057
Goodyear Tire & Rubber Co. (a)	10,799	304,748
Harley-Davidson Inc.	11,918	556,690
ITT Corp.	8,511	562,066
Paccar Inc.	17,500	953,400

		4,055,907

Banks (5.38%)
Bank of America Corp.	209,010	8,623,753
Bank of New York	53,418	2,604,662
BB&T Corp.	25,433	780,030

	Shares	Value
Common Stocks (Cont.)
Banks (Cont.)
Comerica Inc.	7,326	$318,901
Fifth Third Bancorp	25,351	637,070
Hudson City Bancorp Inc.	23,634	354,983
Huntington Bancshares Inc.	17,199	253,857
JPMorgan Chase & Co.	158,772	6,930,398
M&T Bank Corp.	3,589	292,755
Northern Trust Corp.	8,836	676,661
PNC Financial Services Group Inc.	16,269	1,068,060
State Street Corp.	18,352	1,490,182
Suntrust Banks Inc.	16,460	1,028,585
US Bancorp	81,151	2,575,733
Washington Mutual Inc.	41,292	561,984
Wells Fargo & Co.	158,701	4,791,183

		32,988,797

Building Materials & Construction (0.44%)
Centex Corp.	5,650	142,719
DR Horton Inc.	12,527	164,981
Fluor Corp.	4,062	591,915
KB Home	3,529	76,226
Leggett & Platt Inc.	8,373	146,025
Lennar Corp.	6,433	115,086
Masco Corp.	17,512	378,434
Pulte Homes Inc.	9,834	103,650
Stanley Works	3,688	178,794
Trane, Inc.	8,191	382,602
Vulcan Materials Co.	4,928	389,756

		2,670,188

Chemicals (1.81%)
Air Products & Chemicals Inc.	10,202	1,006,223
Ashland Inc.	2,433	115,397
E.I. du Pont de Nemours & Co.	43,112	1,900,808
Eastman Chemical Co.	3,768	230,187
Hercules Inc.	5,239	101,375
International Flavors & Fragrances Inc.	3,713	178,707
Monsanto Co.	25,647	2,864,513
Pall Corp.	5,768	232,566
PPG Industries Inc.	7,681	539,437
Praxair Inc.	14,963	1,327,368
Rohm & Haas Co.	6,085	322,931
Sealed Air Corp.	7,474	172,948
Sigma-Aldrich Corp.	6,172	336,991
The Dow Chemical Co.	44,630	1,759,315

		11,088,766

Commercial Service/Supply (1.32%)
Allied Waste Industries Inc. (a)	12,327	135,844
Apollo Group Inc. Class A (a)	6,470	453,871
Ball Corp.	4,788	215,460
Cintas Corp.	6,329	212,781
Convergys Corp. (a)	6,466	106,430

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Commercial Service/Supply (Cont.)
Eastman Kodak Co.	13,238	$289,515
Ecolab Inc.	8,271	423,558
Equifax Inc.	6,573	238,994
Interpublic Group of Companies Inc. (a)	21,011	170,399
Jacobs Engineering Group Inc. (a)	5,672	542,300
Monster Worldwide Inc. (a)	6,138	198,871
Moody’s Corp.	10,537	376,171
Omnicom Group Inc.	15,528	738,046
Pactiv Corp. (a)	6,385	170,033
Paychex Inc.	15,742	570,175
Pitney Bowes Inc.	10,243	389,644
Robert Half International Inc.	7,907	213,805
RR Donnelley & Sons Co.	10,081	380,457
Ryder System Inc.	2,788	131,064
Snap-On Inc.	2,697	130,103
Waste Management Inc.	24,515	800,905
WW Grainger Inc.	3,442	301,244
Wyndham Worldwide Corp.	8,590	202,380
Xerox Corp.	42,801	692,948

		8,084,998

Computer Software & Services (4.87%)
Adobe Systems Inc. (a)	27,466	1,173,622
Affiliated Computer Services Inc. Class A (a)	4,808	216,841
Autodesk Inc. (a)	10,637	529,297
Automatic Data Processing Inc.	25,044	1,115,209
BMC Software Inc. (a)	9,651	343,962
CA Inc.	18,493	461,400
Computer Sciences Corp. (a)	8,203	405,802
Compuware Corp. (a)	15,004	133,236
eBay Inc. (a)	53,168	1,764,646
Electronic Arts Inc. (a)	14,613	853,545
Electronic Data Systems Corp.	23,929	496,048
EMC Corp. (a)	98,623	1,827,484
Intuit Inc. (a)	15,980	505,128
Juniper Networks Inc. (a)	24,305	806,926
Microsoft Corp.	379,101	13,495,996
Oracle Corp. (a)	185,320	4,184,526
Unisys Corp. (a)	15,818	74,819
Yahoo! Inc. (a)	62,508	1,453,936

		29,842,423

Computers (4.02%)
Apple Inc. (a)	41,221	8,165,056
Dell Inc. (a)	106,519	2,610,781
Hewlett-Packard Co.	121,327	6,124,587
International Business Machines Corp.	64,865	7,011,906
Sun Microsystems Inc. (a)	40,669	737,329

		24,649,659

	Shares	Value
Common Stocks (Cont.)
Consumer & Marketing (4.63%)
Altria Group Inc.	99,168	$7,495,117
Avery Dennison Corp.	4,744	252,096
Avon Products Inc.	20,469	809,140
Black & Decker Corp.	2,970	206,861
Brown-Forman Corp. Class B	3,878	287,399
Brunswick Corp.	4,360	74,338
Clorox Co.	6,600	430,122
Colgate-Palmolive Co.	23,924	1,865,115
Danaher Corp.	11,775	1,033,138
Darden Restaurants Inc.	6,694	185,491
Fortune Brands Inc.	7,040	509,414
Harman International Industries Inc.	3,085	227,395
Hasbro Inc.	7,090	181,362
IAC/InterActiveCorp (a)	9,213	248,014
Kimberly-Clark Corp.	20,015	1,387,840
Mattel Inc.	18,055	343,767
Newell Rubbermaid Inc.	12,856	332,713
Starbucks Corp. (a)	35,206	720,667
The Estee Lauder Companies	5,535	241,381
The Procter & Gamble Co.	146,384	10,747,513
UST Inc.	7,542	413,302
Wendy’s International Inc.	3,803	98,270
Whirlpool Corp.	3,628	296,154

		28,386,609

Electronic/Electrical Mfg. (5.70%)
Advanced Micro Devices Inc. (a)	26,682	200,115
Agilent Technologies Inc. (a)	18,310	672,709
Applied Materials Inc.	64,906	1,152,731
Emerson Electric Co.	37,264	2,111,378
General Electric Co.	477,526	17,701,889
Intel Corp.	275,255	7,338,298
KLA-Tencor Corp.	9,194	442,783
Linear Technology Corp.	10,618	337,971
LSI Corp. (a)	34,559	183,508
Micron Technology Inc. (a)	34,621	251,002
Molex Inc.	6,542	178,597
National Semiconductor Corp.	11,546	261,402
PerkinElmer Inc.	5,873	152,816
Rockwell Automation Inc.	7,255	500,305
Texas Instruments Inc.	66,861	2,233,157
Tyco Electronics Ltd.	23,286	864,609
Waters Corp. (a)	4,741	374,871

		34,958,141

Financial Services (8.04%)
Ambac Financial Group Inc.	4,851	125,010
American Capital Strategies Ltd.	8,626	284,313
American Express Co.	55,567	2,890,595
Ameriprise Financial Inc.	11,136	613,705
Apartment Investment and Management Co.	4,456	154,757

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
AvalonBay Communities Inc.	3,818	$359,427
Bear Stearns Companies Inc.	5,505	485,816
Boston Properties Inc.	5,578	512,116
Capital One Financial Corp.	19,086	902,004
CB Richard Ellis Group Inc. Class A (a)	8,741	188,369
Charles Schwab Corp.	44,742	1,143,158
CIT Group Inc.	9,205	221,196
Citigroup Inc.	235,012	6,918,753
CME Group Inc.	2,563	1,758,218
Commerce Bancorp Inc.	8,816	336,242
Countrywide Financial Corp.	27,619	246,914
Developers Diversified Realty Corp.	5,936	227,289
Discover Financial Services	22,754	343,130
E*Trade Financial Corp. (a)	19,673	69,839
Equity Residential	13,169	480,273
Federal Home Loan Mortgage Corp.	30,767	1,048,232
Federal National Mortgage Association	45,780	1,830,284
Federated Investors Inc. Class B	4,104	168,921
Fidelity National Information Services	7,712	320,742
First Horizon National Corp.	5,813	105,506
Franklin Resources Inc.	7,658	876,305
General Growth Properties Inc.	11,534	474,970
Goldman Sachs Group Inc.	18,905	4,065,520
H&R Block Inc.	15,107	280,537
Host Hotels & Resorts Inc.	24,372	415,299
IntercontinentalExchange Inc. (a)	3,277	630,822
Janus Capital Group Inc.	7,616	250,186
KeyCorp	18,477	433,286
Kimco Realty Corp.	11,528	419,619
Legg Mason Inc.	6,096	445,922
Lehman Brothers Holdings Inc.	24,897	1,629,260
Leucadia National Corp.	7,750	365,025
Marshall & Ilsley Corp.	11,949	316,410
MBIA Inc.	6,059	112,879
Merrill Lynch & Co. Inc.	40,513	2,174,738
MGIC Investment Corp.	4,025	90,281
Morgan Stanley	49,773	2,643,444
National City Corp.	29,066	478,426
NYSE Euronext	12,475	1,094,931
Principal Financial Group Inc.	12,564	864,906
ProLogis	11,884	753,208
Public Storage	5,810	426,512
Regions Financial Corp.	33,264	786,694
Simon Property Group Inc.	10,544	915,852
SLM Corp.	24,325	489,906
Sovereign Bancorp Inc.	17,189	195,955
T Rowe Price Group Inc.	12,308	749,311
Vornado Realty Trust	6,267	551,183
Wachovia Corp.	92,814	3,529,716
Western Union Co.	35,849	870,414
Zions Bancorporation	5,029	234,804
		49,301,130

	Shares	Value
Common Stocks (Cont.)
Forest Products & Paper (0.34%)
International Paper Co.	19,672	$636,980
MeadWestvaco Corp.	8,350	261,355
OfficeMax Inc.	3,399	70,223
Plum Creek Timber Co. Inc.	8,351	384,480
Weyerhaeuser Co.	9,781	721,251

		2,074,289

Health Care (11.44%)
Abbott Laboratories	72,645	4,079,017
Aetna Inc.	24,105	1,391,582
Allergan Inc.	14,514	932,379
AmerisourceBergen Corp.	8,604	386,062
Amgen Inc. (a)	51,062	2,371,319
Applera Corp.- Applied Biosystems Group	8,585	291,203
Barr Pharmaceuticals Inc. (a)	4,963	263,535
Baxter International Inc.	30,341	1,761,295
Becton Dickinson & Co.	11,376	950,806
Biogen Idec Inc. (a)	13,581	773,031
Boston Scientific Corp. (a)	62,046	721,595
Bristol-Myers Squibb Co.	92,962	2,465,352
Cardinal Health Inc.	17,196	993,069
Celgene Corp. (a)	17,899	827,113
Coventry Health Care Inc. (a)	7,370	436,673
Covidien Ltd.	23,286	1,031,337
CR Bard Inc.	4,793	454,376
Eli Lilly & Co.	46,244	2,468,967
Express Scripts Inc. (a)	12,210	891,330
Forest Laboratories Inc. (a)	14,747	537,528
Genzyme Corp. (a)	12,349	919,260
Gilead Sciences Inc. (a)	43,583	2,005,254
Hospira Inc. (a)	7,237	308,586
Humana Inc. (a)	7,800	587,418
IMS Health Inc.	9,150	210,816
Johnson & Johnson	135,433	9,033,381
King Pharmaceuticals Inc. (a)	11,171	114,391
Laboratory Corp. of America Holdings (a)	5,591	422,288
McKesson Corp.	13,999	917,075
Medco Health Solutions Inc. (a)	12,773	1,295,182
Medtronic Inc.	53,311	2,679,944
Merck & Co. Inc.	102,427	5,952,033
Mylan Inc.	13,223	185,915
Patterson Companies Inc. (a)	6,396	217,144
Pfizer Inc.	323,449	7,351,996
Quest Diagnostics Inc.	7,486	396,009
Schering-Plough Corp.	76,015	2,025,040
St. Jude Medical Inc. (a)	16,156	656,580
Stryker Corp.	11,220	838,358
Tenet Healthcare Corp. (a)	21,722	110,348
UnitedHealth Group Inc.	61,474	3,577,787
Varian Medical Systems Inc. (a)	6,028	314,420

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Watson Pharmaceuticals Inc. (a)	4,660	$126,472
WellPoint Inc. (a)	26,797	2,350,901
Wyeth	63,129	2,789,671
Zimmer Holdings Inc. (a)	11,108	734,794
		70,148,632
Insurance (4.22%)
ACE Ltd.	15,309	945,790
Aflac Inc.	23,051	1,443,684
American International Group Inc.	120,161	7,005,386
Aon Corp.	13,883	662,080
Assurant Inc.	4,611	308,476
Chubb Corp.	18,569	1,013,496
Cigna Corp.	13,398	719,875
Cincinnati Financial Corp.	8,026	317,348
Genworth Financial Inc.	20,585	523,888
Hartford Financial Services Group Inc.	14,790	1,289,540
Lincoln National Corp.	12,477	726,411
Loews Corp.	20,980	1,056,133
Marsh & McLennan Companies Inc.	23,323	617,360
MetLife Inc.	34,927	2,152,202
Progressive Corp.	33,305	638,124
Prudential Financial Inc.	21,589	2,008,641
Safeco Corp.	4,804	267,487
The Allstate Corp.	26,324	1,374,903
Torchmark Corp.	4,547	275,230
Travelers Companies Inc.	30,911	1,663,012
Unum Group	16,413	390,465
XL Capital Ltd. Class A	8,608	433,068
		25,832,599
Leisure, Lodging & Gaming (0.43%)
Carnival Corp.	20,584	915,782
Harrah’s Entertainment Inc.	8,704	772,480
Marriott International Inc. Class A	15,155	517,998
Starwood Hotels & Resorts Worldwide Inc.	9,940	437,658

		2,643,918
Machinery & Manufacturing (3.79%)
3M Co.	33,635	2,836,103
Bemis Co. Inc.	4,846	132,683
Caterpillar Inc.	30,053	2,180,646
Cooper Industries Ltd. Class A	8,584	453,922
Cummins Inc.	4,915	626,024
Deere & Co.	20,896	1,945,835
Dover Corp.	9,369	431,817
Eaton Corp.	6,878	666,822
Goodrich Corp.	5,823	411,162
Honeywell International Inc.	35,201	2,167,326
Illinois Tool Works Inc.	19,434	1,040,496
Ingersoll-Rand Co. Ltd. Class A	12,185	566,237

	Shares	Value
Common Stocks (Cont.)
Machinery & Manufacturing (Cont.)
Johnson Controls Inc.	27,825	$1,002,813
Manitowoc Co. Inc.	5,883	287,267
Millipore Corp. (a)	2,600	190,268
Parker Hannifin Corp.	8,275	623,190
Precision Castparts Corp.	6,417	890,038
Terex Corp. (a)	4,849	317,949
Textron Inc.	11,809	841,982
Thermo Fisher Scientific Inc. (a)	19,926	1,149,332
Tyco International Ltd.	23,286	923,290
United Technologies Corp.	46,582	3,565,386
		23,250,588
Media & Broadcasting (2.66%)
CBS Corp. Class B	32,347	881,456
Clear Channel Communications Inc.	23,056	795,893
Comcast Corp. Class A (a)	145,167	2,650,749
EW Scripps Co. Class A	3,926	176,709
Gannett Co. Inc.	10,950	427,050
Meredith Corp.	1,917	105,397
New York Times Co.	6,703	117,504
News Corp. Class A	108,841	2,230,152
The DIRECTV Group Inc. (a)	35,126	812,113
The McGraw-Hill Companies Inc.	16,027	702,143
The Walt Disney Co.	90,717	2,928,345
The Washington Post Co.	273	216,060
Time Warner Inc.	172,334	2,845,235
Viacom Inc. Class B (a)	31,647	1,389,936
		16,278,742
Mining & Metals (1.03%)
Alcoa Inc.	39,137	1,430,458
Allegheny Technologies Inc.	4,863	420,163
Freeport-McMoRan Copper & Gold Inc.	17,957	1,839,515
Newmont Mining Corp.	20,964	1,023,672
Nucor Corp.	13,609	805,925
Titanium Metals Corp.	4,105	108,577
United States Steel Corp.	5,608	678,063
		6,306,373
Oil & Gas (12.38%)
Anadarko Petroleum Corp.	21,872	1,436,772
Apache Corp.	15,497	1,666,547
Baker Hughes Inc.	15,055	1,220,961
BJ Services Co.	13,948	338,378
Chesapeake Energy Corp.	21,052	825,238
Chevron Corp.	99,926	9,326,094
ConocoPhillips	75,807	6,693,758
Devon Energy Corp.	20,850	1,853,774
El Paso Corp.	32,399	558,559
ENSCO International Inc.	7,080	422,110
EOG Resources Inc.	11,565	1,032,176
Exxon Mobil Corp.	258,045	24,176,236

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Oil & Gas (Cont.)
Halliburton Co.	41,900	$1,588,429
Hess Corp.	12,966	1,307,751
Marathon Oil Corp.	33,654	2,048,182
Murphy Oil Corp.	8,687	737,005
Nabors Industries Ltd. (a)	13,428	367,793
National-Oilwell Varco Inc. (a)	16,618	1,220,758
Noble Corp.	12,638	714,173
Noble Energy Inc.	8,093	643,555
Occidental Petroleum Corp.	39,045	3,006,075
Questar Corp.	7,962	430,744
Range Resources Corp.	6,995	359,263
Rowan Companies Inc.	5,044	199,036
Schlumberger Ltd.	56,252	5,533,509
Smith International Inc.	9,468	699,212
Spectra Energy Corp.	29,365	758,204
Sunoco Inc.	5,331	386,178
Tesoro Corp.	6,477	308,953
Transocean Inc. (a)	14,894	2,132,076
Valero Energy Corp.	25,960	1,817,979
Weatherford International Ltd. (a)	15,905	1,091,083
Williams Companies Inc.	27,801	994,720
		75,895,281
Retailers (5.24%)
Abercrombie & Fitch Co. Class A	4,133	330,516
Amazon.com Inc. (a)	14,405	1,334,479
AutoNation Inc. (a)	6,996	109,557
Autozone Inc. (a)	2,203	264,162
Bed Bath & Beyond Inc. (a)	12,916	379,601
Best Buy Co. Inc.	16,460	866,619
Big Lots Inc. (a)	5,027	80,382
Circuit City Stores Inc.	6,332	26,594
Coach Inc. (a)	17,317	529,554
Costco Wholesale Corp.	20,636	1,439,567
CVS Caremark Corp.	69,592	2,766,282
Dillard’s Inc. Class A	2,815	52,866
Family Dollar Stores Inc.	7,126	137,033
GameStop Corp. Class A (a)	7,456	463,092
GAP Inc.	20,573	437,793
Home Depot Inc.	79,423	2,139,656
J.C. Penney Co Inc.	10,488	461,367
Kohl’s Corp. (a)	15,021	687,962
Kroger Co.	30,971	827,235
Limited Brands Inc.	15,272	289,099
Lowe’s Companies Inc.	69,569	1,573,651
Macy’s Inc.	20,545	531,499
McDonald’s Corp.	55,988	3,298,253
Nordstrom Inc.	9,458	347,392
Office Depot Inc. (a)	13,139	182,764
RadioShack Corp.	6,225	104,954
Safeway Inc.	20,721	708,865
Sears Holdings Corp. (a)	3,601	367,482
Staples Inc.	33,562	774,276

	Shares	Value
Common Stocks (Cont.)
Retailers (Cont.)
Supervalu Inc.	9,710	$364,319
Target Corp.	38,609	1,930,450
The Sherwin-Williams Co.	5,187	301,054
Tiffany & Co.	6,561	302,003
TJX Companies Inc.	21,051	604,795
Wal-Mart Stores Inc.	112,078	5,327,067
Walgreen Co.	46,723	1,779,212
		32,121,452
Technology (3.35%)
Akamai Technologies Inc. (a)	7,976	275,970
Altera Corp.	16,512	319,012
Analog Devices Inc.	14,795	469,001
Broadcom Corp. (a)	21,812	570,166
Citrix Systems Inc. (a)	8,564	325,518
Cognizant Technology Solutions Corp. (a)	13,230	449,026
Expedia, Inc. (a)	9,670	305,765
Fiserv Inc. (a)	7,957	441,534
Google Inc. (a)	10,899	7,536,440
International Game Technology	14,192	623,454
Jabil Circuit Inc.	9,021	137,751
L-3 Communications Holdings Inc.	5,799	614,346
Lexmark International Inc. (a)	4,599	160,321
MEMC Electronic Materials Inc. (a)	10,645	941,976
Microchip Technology Inc.	10,303	323,720
Network Appliance Inc. (a)	16,902	421,874
Novell Inc. (a)	17,121	117,621
Novellus Systems Inc. (a)	5,847	161,202
NVIDIA Corp. (a)	25,911	881,492
QLogic Corp. (a)	7,453	105,833
QUALCOMM Inc.	77,976	3,068,356
SanDisk Corp. (a)	10,575	350,773
Symantec Corp. (a)	42,495	685,869
Teradata Corp. (a)	8,364	229,257
Teradyne Inc. (a)	9,152	94,632
Total System Services Inc.	9,336	261,408
VeriSign Inc. (a)	9,606	361,282
Xilinx Inc.	14,149	309,439
		20,543,038
Telecom & Telecom Equipment (5.44%)
American Tower Corp. (a)	19,244	819,794
AT&T Inc.	286,058	11,888,571
CenturyTel Inc.	5,298	219,655
Ciena Corp. (a)	3,843	131,085
Cisco Systems Inc. (a)	285,735	7,734,847
Citizens Communications Co.	15,408	196,144
Corning Inc.	73,804	1,770,558
Embarq Corp.	6,916	342,550
JDS Uniphase Corp. (a)	9,653	128,385
Motorola Inc.	108,877	1,746,387

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Telecom & Telecom Equipment (Cont.)
Qwest Communications International Inc. (a)	73,920	$518,179
Sprint Nextel Corp.	133,838	1,757,293
Tellabs Inc. (a)	20,769	135,829
Verizon Communications Inc.	136,215	5,951,233
		33,340,510
Textiles & Clothing (0.29%)
Jones Apparel Group Inc.	4,756	76,048
Liz Claiborne Inc.	4,825	98,189
Nike Inc.	17,891	1,149,318
Polo Ralph Lauren Corp.	2,861	176,781
VF Corp.	4,047	277,867
		1,778,203
Transportation (1.67%)
Burlington Northern Santa Fe Corp.	14,163	1,178,786
CH Robinson Worldwide Inc.	8,024	434,259
CSX Corp.	20,458	899,743
Expeditors International	10,074	450,106
FedEx Corp.	14,437	1,287,347
Norfolk Southern Corp.	18,293	922,699
Union Pacific Corp.	12,542	1,575,526
United Parcel Service Inc. Class B	49,373	3,491,659
		10,240,125
Utilities & Energy (3.94%)
Allegheny Energy Inc. (a)	7,754	493,232
Ameren Corp.	9,861	534,565
American Electric Power Co. Inc.	18,864	878,308
CenterPoint Energy Inc.	14,316	245,233
CMS Energy Corp.	10,200	177,276
CONSOL Energy Inc.	8,458	604,916
Consolidated Edison Inc.	12,722	621,470
Constellation Energy Group	8,469	868,327
Dominion Resources Inc.	27,446	1,302,313
DTE Energy Co.	8,146	358,098
Duke Energy Corp.	58,651	1,182,991
Dynegy Inc. (a)	21,496	153,481
Edison International	15,119	806,901
Entergy Corp.	9,234	1,103,648
Exelon Corp.	30,771	2,512,144
FirstEnergy Corp.	14,396	1,041,407
FPL Group Inc.	19,007	1,286,204
Integrys Energy Group Inc.	3,498	180,812
Nicor Inc.	2,047	86,691
NiSource Inc.	12,575	237,542
Peabody Energy Corp.	12,269	756,261
Pepco Holdings Inc.	9,071	266,052
PG&E Corp.	16,715	720,249
Pinnacle West Capital Corp.	4,877	206,834
PPL Corp.	17,933	934,130

	Shares or principal amount	Value
Common Stocks (Cont.)
Utilities & Energy (Cont.)
Progress Energy Inc.	12,161	$588,957
Public Service Enterprise Group Inc.	11,864	1,165,519
Sempra Energy	12,314	761,990
TECO Energy Inc.	9,621	165,577
The AES Corp. (a)	30,960	662,234
The Southern Co.	35,655	1,381,631
Windstream Corp.	21,786	283,654
Xcel Energy Inc.	19,181	432,915
XTO Energy Inc.	22,745	1,168,183
		24,169,745
Total Common Stocks
(cost $517,060,702)		606,867,537
Short-term Investments (0.86%)
U.S. Treasury Bills,
3.115%, 03/27/2008 (b)	$5,340,000	5,299,907
Total Short-term Investments
(cost $5,300,250)		5,299,907
TOTAL INVESTMENTS (99.85%)
(cost $522,360,952)		612,167,444
CASH AND OTHER ASSETS, NET OF
LIABILITIES (0.15%)		903,688
NET ASSETS (100.00%)		$613,071,132

(a)	Non-income producing security.

(b)	At December 31, 2007, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2007

	Shares	Value
Common Stocks (96.07%)
Automotive & Transportation (3.27%)
AAR Corp. (a)	7,637	$290,435
ABX Air Inc. (a)	11,329	47,355
Accuride Corp. (a)	5,034	39,567
Aftermarket Technology Corp. (a)	4,557	124,224
Airtran Holdings Inc. (a)	19,337	138,453
Alaska Air Group Inc. (a)	8,491	212,360
Allegiant Travel Co. (a)	1,205	38,729
Amerco Inc. (a)	2,104	138,191
American Axle & Manufacturing Holdings Inc.	9,137	170,131
American Commercial Lines Inc. (a)	10,662	173,151
American Railcar Industries Inc.	2,027	39,020
Amerigon Inc. (a)	4,399	92,995
Arkansas Best Corp.	4,592	100,748
Arlington Tankers Ltd.	3,392	75,065
ArvinMeritor Inc.	15,195	178,237
Atlas Air Worldwide Holdings Inc. (a)	2,730	148,021
Bristow Group Inc. (a)	4,108	232,718
Celadon Group Inc. (a)	4,880	44,701
Commercial Vehicle Group Inc. (a)	4,307	62,452
Cooper Tire & Rubber Co.	13,076	216,800
Double Hull Tankers Inc.	5,504	67,369
Dynamex Inc. (a)	2,260	61,156
Eagle Bulk Shipping Inc.	9,632	255,730
ExpressJet Holdings Inc. (a)	11,515	28,557
Fleetwood Enterprises Inc. (a)	14,194	84,880
Force Protection Inc. (a)	13,743	64,317
Forward Air Corp.	6,119	190,729
Freightcar America Inc.	2,496	87,360
Genco Shipping & Trading Ltd.	4,079	223,366
General Maritime Corp.	5,906	144,402
Genesee & Wyoming Inc. (a)	6,822	164,888
Golar LNG Ltd.	7,002	154,884
Greenbrier Companies Inc.	3,239	72,100
GulfMark Offshore Inc. (a)	4,847	226,791
Hayes Lemmerz International Inc. (a)	21,627	98,835
Heartland Express Inc.	12,471	176,839
Horizon Lines Inc.	6,887	128,374
Hub Group Inc. (a)	7,887	209,636
Jetblue Airways Corp. (a)	36,608	215,987
Knight Transportation Inc.	11,684	173,040
Knightsbridge Tankers Ltd.	3,565	86,095
Lear Corp. (a)	15,911	440,098
Marine Products Corp.	2,326	16,305
Marten Transport Ltd. (a)	3,359	46,858
Midwest Air Group Inc. (a)	4,775	70,670
Miller Industries Inc. (a)	1,922	26,312
Modine Manufacturing Co.	6,653	109,841
Monaco Coach Corp.	6,305	55,988
Noble International Ltd.	2,415	39,389
Nordic American Tanker Shipping Ltd.	6,373	209,162
Odyssey Marine Exploration Inc. (a)	8,341	51,631
Old Dominion Freight Line Inc. (a)	6,013	138,960

	Shares	Value
Common Stocks (Cont.)
Automotive & Transportation (Cont.)
Pacer International Inc.	7,330	$107,018
Patriot Transportation Holding Inc. (a)	437	40,305
PHI Inc. (a)	2,963	91,912
Pinnacle Airlines Corp. (a)	3,505	53,451
Polaris Industries Inc.	7,460	356,364
Republic Airways Holdings Inc. (a)	6,930	135,759
Saia Inc. (a)	2,858	38,011
Ship Finance International Ltd.	6,474	179,395
SkyWest Inc.	12,694	340,834
Spartan Motors Inc.	6,547	50,019
Standard Motor Products Inc.	3,144	25,655
Stoneridge Inc. (a)	2,824	22,705
Superior Industries International Inc.	4,674	84,927
TBS International Ltd. Class A (a)	966	31,936
Tenneco Inc. (a)	9,768	254,652
Ultrapetrol Bahamas Ltd. (a)	3,081	52,408
Universal Truckload Services Inc. (a)	1,364	26,134
Visteon Corp. (a)	26,343	115,646
Wabash National Corp.	6,057	46,578
Werner Enterprises Inc.	9,441	160,780
Winnebago Industries Inc.	6,009	126,309
		9,024,700
Consumer Discretionary (16.82%)
1-800-FLOWERS.COM Inc. (a)	5,178	45,204
99 Cents Only Stores (a)	9,649	76,806
Aaron Rents Inc.	9,784	188,244
ABM Industries Inc.	9,186	187,303
AC Moore Arts & Crafts Inc. (a)	4,019	55,261
Administaff Inc.	5,072	143,436
Advisory Board Co. (a)	3,672	235,706
Aeropostale Inc. (a)	16,092	426,438
AFC Enterprises (a)	5,950	67,354
Ambassadors Group Inc.	3,221	58,976
Ambassadors International Inc.	1,805	26,317
American Greetings Corp.	11,579	235,054
American Public Education Inc. (a)	1,101	46,000
American Woodmark Corp.	2,358	42,868
Ameristar Casinos Inc.	5,338	147,009
AMN Healthcare Services Inc. (a)	7,030	120,705
Arbitron Inc.	6,105	253,785
Arctic Cat Inc.	2,380	28,417
Asbury Automotive Group Inc.	5,179	77,944
Bally Technologies Inc. (a)	11,038	548,809
Barrett Business Services Inc.	1,542	27,771
bebe stores inc.	5,184	66,666
Belo Corp.	18,071	315,158
Benihana Inc. Class A (a)	2,470	31,492
Big 5 Sporting Goods Corp.	5,067	73,066
BJ’s Restaurant Inc. (a)	3,483	56,634
Blockbuster Inc. (a)	40,469	157,829
Blue Nile Inc. (a)	2,843	193,495

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Blyth Inc.	5,123	$112,399
Bob Evans Farms Inc.	7,264	195,620
Bon-Ton Stores Inc.	2,077	19,711
Books-A-Million Inc.	2,781	33,150
Borders Group Inc.	11,809	125,766
Bowne & Co. Inc.	5,852	102,995
Bright Horizons Family Solutions Inc. (a)	5,324	183,891
Brightpoint Inc. (a)	10,284	157,962
Brown Shoe Co. Inc.	9,296	141,020
Buckle Inc.	2,812	92,796
Buffalo Wild Wings Inc. (a)	3,195	74,188
Build-A-Bear Workshop Inc. (a)	3,308	46,147
Cabela’s Inc. (a)	8,437	127,146
Cache Inc. (a)	2,706	25,274
California Pizza Kitchen Inc. (a)	5,784	90,057
Callaway Golf Co.	13,783	240,238
Capella Education Co. (a)	2,171	142,114
Carmike Cinemas Inc.	2,678	19,442
Carrols Restaurant Group Inc. (a)	1,995	19,112
Carter’s Inc. (a)	12,235	236,747
Casella Waste Systems Inc. (a)	4,737	61,770
Casual Male Retail Group Inc. (a)	7,319	37,912
Cato Corp. Class A	6,515	102,025
CBIZ Inc. (a)	9,569	93,872
CBRL Group Inc.	4,999	161,918
CDI Corp.	2,940	71,324
CEC Entertainment Inc. (a)	5,404	140,288
Central European Distribution Corp. (a)	7,430	431,534
Central Garden & Pet Co. (a)	14,270	76,487
Cenveo Inc. (a)	11,440	199,857
Charlotte Russe Holding Inc. (a)	5,103	82,413
Charming Shoppes Inc. (a)	26,682	144,350
Charter Communications Inc. (a)	82,566	96,602
Chattem Inc. (a)	3,568	269,527
Chemed Corp.	4,925	275,209
Cherokee Inc.	1,879	60,635
Children’s Place Retail Stores Inc. (a)	4,607	119,459
Chipotle Mexican Grill Inc. Class B (a)	6,796	836,248
Christopher & Banks Corp.	7,273	83,276
Churchill Downs Inc.	1,979	106,807
Cinemark Holdings Inc.	5,722	97,274
Citadel Broadcasting Corp.	37,354	76,949
Citi Trends Inc. (a)	2,790	43,078
CKE Restaurants Inc.	11,869	156,671
CKX Inc. (a)	7,700	92,400
CNET Networks Inc. (a)	31,841	291,027
Coinstar Inc. (a)	5,955	167,633
Collective Brands Inc. (a)	13,761	239,304
Columbia Sportswear Co.	2,924	128,919
Compass Diversified Holdings	4,160	61,984
Conn’s Inc. (a)	2,383	40,773
Consolidated Graphics Inc. (a)	2,044	97,744
Core-Mark Holding Co. Inc. (a)	1,825	52,414

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Corinthian Colleges Inc. (a)	18,017	$277,462
Cornell Co. Inc. (a)	2,183	50,908
CoStar Group Inc. (a)	3,986	188,338
Courier Corp.	2,394	79,026
Cox Radio Inc. (a)	6,824	82,912
CPI Corp.	1,059	24,939
CRA International Inc. (a)	2,301	109,551
Cross Country Healthcare Inc. (a)	6,421	91,435
Crown Media Holdings Inc. (a)	3,483	22,639
CSK Auto Corp. (a)	8,757	43,873
CSS Industries Inc.	1,725	63,307
Cumulus Media Inc. (a)	6,002	48,256
Deckers Outdoor Corp. (a)	2,652	411,219
Denny’s Corp. (a)	18,975	71,156
DeVry Inc.	12,440	646,382
DG FastChannel Inc. (a)	3,172	81,330
Diamond Management & Technology Consultants Inc.	5,535	40,239
Dice Holdings Inc. (a)	3,184	25,440
Dolan Media Co. (a)	2,277	66,420
Dollar Thrifty Automotive Group Inc. (a)	4,381	103,742
Domino’s Pizza Inc.	8,991	118,951
Dover Downs Gaming & Entertainment Inc.	3,524	39,645
Dress Barn Inc. (a)	10,270	128,478
DSW Inc. (a)	3,258	61,120
DTS Inc. (a)	3,627	92,742
DynCorp International Inc. Class A (a)	5,102	137,142
Earthlink Inc. (a)	26,327	186,132
Eddie Bauer Holdings Inc. (a)	6,188	39,294
Elizabeth Arden Inc. (a)	5,056	102,890
Emmis Communications Corp. (a)	6,880	26,488
Ennis Inc.	5,127	92,286
Entercom Communications Corp.	7,088	97,035
Entravision Communications Corp. (a)	14,124	110,591
Ethan Allen Interiors Inc.	5,426	154,641
Exponent Inc. (a)	3,170	85,717
EZCORP Inc. (a)	7,935	89,586
FGX International Holdings Ltd. (a)	2,483	29,424
First Advantage Corp. Class A (a)	1,494	24,606
Fisher Communications Inc. (a)	1,600	60,736
Forrester Research Inc. (a)	3,038	85,125
Fossil Inc. (a)	9,157	384,411
Fred’s Inc.	7,870	75,788
FTD Group Inc.	3,832	49,356
FTI Consulting Inc. (a)	9,804	604,319
Furniture Brands International Inc.	10,124	101,847
G&K Services Inc. Class A	4,372	164,037
G-III Apparel Group Ltd. (a)	2,515	37,147
Gaiam Inc. (a)	3,456	102,574
Gander Mountain Co. (a)	900	4,437
GateHouse Media Inc.	4,738	41,600
Gaylord Entertainment Co. (a)	8,564	346,585

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Gemstar-TV Guide International Inc. (a)	51,816	$246,644
Genesco Inc. (a)	4,866	183,935
Geo Group Inc. (a)	10,596	296,688
Gevity HR Inc.	4,940	37,989
Global Sources Ltd. (a)	3,434	96,907
Glu Mobile Inc. (a)	1,479	7,720
Gray Television Inc.	8,547	68,547
Great Wolf Resorts Inc. (a)	6,249	61,303
Greenfield Online Inc. (a)	4,422	64,605
Group 1 Automotive Inc.	4,867	115,591
GSI Commerce Inc. (a)	3,993	77,863
Gymboree Corp. (a)	6,299	191,868
Harris Interactive Inc. (a)	11,281	48,057
Haverty Furniture Companies Inc.	4,011	36,059
Heelys Inc. (a)	1,262	8,784
Heidrick & Struggles International Inc.	3,663	135,934
Helen of Troy Ltd. (a)	6,115	104,811
Hibbett Sports Inc. (a)	6,821	136,284
Home Solutions of America Inc. (a)	7,192	7,192
Hooker Furniture Corp.	2,513	50,511
Hot Topic Inc. (a)	8,858	51,554
Houston Wire & Cable Co.	3,369	47,638
HSW International Inc. (a)	2,717	16,927
Hudson Highland Group Inc. (a)	4,990	41,966
Iconix Brand Group Inc. (a)	10,641	209,202
ICT Group Inc. (a)	1,638	19,574
IHOP Corp.	3,572	130,664
IKON Office Solutions Inc.	22,620	294,512
Infospace Inc.	6,787	127,596
InfoUSA Inc.	7,228	64,546
Insight Enterprises Inc. (a)	10,209	186,212
Inter Parfums Inc.	1,785	32,076
Internap Network Services Corp. (a)	9,845	82,009
inVentiv Health Inc. (a)	6,641	205,605
INVESTools Inc. (a)	11,074	196,453
iPass Inc. (a)	10,240	41,574
Isle of Capri Casinos Inc. (a)	3,230	44,477
J Crew Group Inc. (a)	8,081	389,585
Jack in the Box Inc. (a)	13,086	337,226
Jackson Hewitt Tax Service Inc.	6,606	209,740
Jakks Pacific Inc. (a)	5,946	140,385
Jamba Inc. (a)	10,428	38,584
Jo-Ann Stores Inc. (a)	5,008	65,505
Jos. A. Bank Clothiers Inc. (a)	3,634	103,387
Journal Communications Inc. Class A	9,883	88,354
K-Swiss Inc. Class A	5,676	102,736
Kellwood Co.	5,167	85,979
Kelly Services Inc. Class A	4,765	88,915
Kenexa Corp. (a)	5,103	99,100
Kenneth Cole Productions Inc.	1,851	32,374
Kforce Inc. (a)	7,368	71,838
Kimball International Inc. Class B	5,280	72,336
Knology Inc. (a)	5,277	67,440

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Korn/Ferry International (a)	9,941	$187,090
Krispy Kreme Doughnuts Inc. (a)	13,280	41,965
La-Z-Boy Inc.	10,578	83,884
Lakes Entertainment Inc. (a)	3,985	27,616
Lancaster Colony Corp.	4,663	185,121
Landry’s Restaurants Inc.	2,833	55,810
Lawson Products Inc.	834	31,625
Leapfrog Enterprises Inc. (a)	7,131	47,992
LECG Corp. (a)	5,269	79,351
Lee Enterprises Inc. Class A	10,047	147,189
Libbey Inc.	2,945	46,649
Life Time Fitness Inc. (a)	6,989	347,213
Lifetime Brands Inc.	2,482	32,216
Lin TV Corp. (a)	5,603	68,188
Lincoln Educational Services (a)	679	9,995
Liquidity Services Inc. (a)	2,209	28,496
Lithia Motors Inc. Class A	3,214	44,128
Live Nation Inc. (a)	15,493	224,958
LKQ Corp. (a)	23,251	488,736
LodgeNet Entertainment Corp. (a)	4,634	80,817
Lodgian Inc. (a)	3,822	43,036
LoJack Corp. (a)	3,834	64,450
LoopNet Inc. (a)	5,424	76,207
Magna Entertainment Corp. (a)	9,510	9,225
Maidenform Brands Inc. (a)	4,586	62,049
Mannatech Inc.	3,189	20,154
Marchex Inc. Class B	5,610	60,925
Marcus Corp.	4,404	68,042
MarineMax Inc. (a)	3,499	54,234
Martha Stewart Living Omnimedia Inc. (a)	5,601	51,921
Marvel Entertainment Inc. (a)	10,236	273,404
Matthews International Corp.	6,482	303,811
MAXIMUS Inc.	4,671	180,347
McCormick & Schmick’s Seafood Restaurants Inc. (a)	2,995	35,730
Media General Inc.	4,761	101,171
Mediacom Communications Corp. Class A (a)	11,152	51,188
Midas Inc. (a)	3,045	44,640
Midway Games Inc. (a)	4,758	13,132
Monarch Casino & Resort Inc. (a)	2,424	58,370
Monro Muffler Brake Inc.	3,835	74,744
Morgans Hotel Group Co. (a)	4,644	89,536
Morton’s Restaurant Group Inc. (a)	2,133	19,901
Movado Group Inc.	3,484	88,110
MPS Group Inc. (a)	21,552	235,779
MTR Gaming Group Inc. (a)	4,420	30,012
Multimedia Games Inc. (a)	4,908	40,933
MWI Veterinary Supply Inc. (a)	1,953	78,120
National CineMedia Inc.	8,578	216,251
National Presto Industries Inc.	1,218	64,140
Nautilus Inc.	6,062	29,401

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Navigant Consulting Inc. (a)	9,629	$131,628
Net 1 UEPS Technologies Inc. (a)	8,789	258,045
Netflix Inc. (a)	9,776	260,237
New York & Co. Inc. (a)	3,959	25,258
Nexstar Broadcasting Group Inc. (a)	2,155	19,697
NIC Inc.	8,066	68,077
Nu Skin Enterprises Inc.	10,406	170,971
O’Charley’s Inc.	4,615	69,133
On Assignment Inc. (a)	7,012	49,154
Orbitz Worldwide Inc. (a)	7,039	59,831
Overstock.com Inc. (a)	3,311	51,420
Oxford Industries Inc.	3,029	78,057
Pacific Sunwear of California Inc. (a)	14,845	209,463
Pantry Inc. (a)	4,605	120,329
Papa John’s International Inc. (a)	4,381	99,449
PC Connection Inc. (a)	1,704	19,340
PeopleSupport Inc. (a)	4,724	64,624
PEP Boys-Manny Moe & Jack	8,439	96,880
Perficient Inc. (a)	5,929	93,322
Perry Ellis International Inc. (a)	2,112	32,483
PetMed Express Inc. (a)	4,266	51,619
PF Chang’s China Bistro Inc. (a)	5,259	120,116
PHH Corp. (a)	11,349	200,196
Pier 1 Imports Inc. (a)	18,372	96,086
Pinnacle Entertainment Inc. (a)	12,498	294,453
Playboy Enterprises Inc. (a)	4,731	43,147
Pre-Paid Legal Services Inc. (a)	1,833	101,457
Premier Exhibitions Inc. (a)	5,881	64,338
Prestige Brands Holdings Inc. (a)	6,478	48,455
Priceline.com Inc. (a)	7,858	902,570
PriceSmart Inc.	2,629	79,028
Primedia Inc.	8,981	76,338
Protection One Inc. (a)	1,393	16,563
Quiksilver Inc. (a)	25,836	221,673
Radio One Inc. Class D (a)	15,513	36,766
RC2 Corp. (a)	3,911	109,782
Red Robin Gourmet Burgers Inc. (a)	3,290	105,247
Regis Corp.	9,370	261,985
Renaissance Learning Inc.	2,122	29,708
Rent-A-Center Inc. (a)	14,801	214,911
Resources Connection Inc.	9,908	179,929
Retail Ventures Inc. (a)	5,687	28,947
Revlon Inc. (a)	36,628	43,221
Riviera Holdings Corp. (a)	2,014	62,031
Rollins Inc.	8,812	169,190
RSC Holdings Inc. (a)	4,198	52,685
Ruby Tuesday Inc.	11,129	108,508
Rush Enterprises Inc. Class A (a)	6,921	125,824
Russ Berrie & Co. Inc. (a)	3,296	53,923
Ruth’s Chris Steak House (a)	4,036	36,082
Salem Communications Corp.	1,841	12,132
Sally Beauty Holdings Inc. (a)	19,543	176,864
Schawk Inc.	3,174	49,260

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Scholastic Corp. (a)	6,622	$231,042
School Specialty Inc. (a)	4,509	155,786
Sealy Corp.	9,153	102,422
Select Comfort Corp. (a)	9,140	64,071
Shoe Carnival Inc. (a)	1,823	25,723
Shuffle Master Inc. (a)	7,082	84,913
Shutterfly Inc. (a)	2,932	75,118
Sinclair Broadcast Group Inc.	10,034	82,379
Six Flags Inc. (a)	14,575	29,587
Skechers U.S.A. Inc. (a)	4,059	79,191
Sohu.com Inc. (a)	5,728	312,291
Sonic Automotive Inc.	6,306	122,084
Sonic Corp. (a)	12,801	280,342
Sotheby’s	13,738	523,418
Source Interlink Co. Inc. (a)	7,606	21,905
Spanish Broadcasting System Inc. (a)	7,500	13,875
Spectrum Brands Inc. (a)	9,158	48,812
Speedway Motorsports Inc.	2,732	84,911
Spherion Corp. (a)	11,260	81,973
Stage Stores Inc.	8,860	131,128
Stamps.com Inc. (a)	3,413	41,570
Standard Parking Corp. (a)	1,062	51,496
Standard Register Co.	4,163	48,541
Stein Mart Inc.	5,275	25,003
Steiner Leisure Ltd. (a)	3,439	151,866
Steinway Musical Instruments Inc.	1,995	55,002
Steven Madden Ltd. (a)	4,246	84,920
Stewart Enterprises Inc.	20,290	180,581
Strayer Education Inc.	2,974	507,305
Sturm, Ruger & Co. Inc. (a)	4,545	37,633
Sun-Times Media Group Inc. (a)	13,598	29,916
Syms Corp.	1,350	20,385
Systemax Inc.	2,362	47,996
Take-Two Interactive Software Inc. (a)	15,196	280,366
Talbots Inc.	4,784	56,547
TeleTech Holdings Inc. (a)	8,806	187,304
Tempur-Pedic International Inc.	15,787	409,988
Texas Roadhouse Inc. Class A (a)	10,478	115,887
The Finish Line Inc. Class A	8,734	21,136
The Knot Inc. (a)	5,706	90,954
The Men’s Wearhouse Inc.	11,280	304,334
The Providence Service Corp. (a)	2,249	63,287
The Steak n Shake Co. (a)	5,678	61,890
THQ Inc. (a)	13,922	392,461
Timberland Co. (a)	9,986	180,547
TiVo Inc. (a)	19,826	165,349
Town Sports International Holdings Inc. (a)	3,271	31,271
Travelzoo Inc. (a)	1,514	20,712
Triarc Companies Inc. Class B	12,860	112,654
True Religion Apparel Inc. (a)	2,841	60,655
TrueBlue Inc. (a)	9,375	135,750
Trump Entertainment Resorts Inc. (a)	5,921	25,460

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Tuesday Morning Corp.	5,983	$30,334
Tupperware Brands Corp.	12,610	416,508
Tween Brands Inc. (a)	5,062	134,042
Ulta Salon Cosmetics & Fragrance Inc. (a)	2,761	47,351
Under Armour Inc. Class A (a)	5,228	228,307
Unifirst Corp.	2,897	110,086
United Online Inc.	13,650	161,343
United Stationers Inc. (a)	5,249	242,556
Universal Electronics Inc. (a)	2,900	96,976
Universal Technical Institute Inc. (a)	5,150	87,550
USANA Health Sciences Inc. (a)	1,697	62,925
Vail Resorts Inc. (a)	6,582	354,177
Valassis Communications Inc. (a)	9,964	116,479
Value Line Inc.	444	17,875
ValueClick Inc. (a)	20,712	453,593
ValueVision Media Inc. Class A (a)	6,096	38,344
Viad Corp.	4,262	134,594
VistaPrint Ltd. (a)	9,043	387,493
Volcom Inc. (a)	3,013	66,376
Volt Information Sciences Inc. (a)	2,876	52,516
Warnaco Group Inc. (a)	9,595	333,906
Waste Connections Inc. (a)	14,062	434,516
Waste Industries USA Inc.	1,034	37,534
Waste Services Inc. (a)	4,160	35,651
Watson Wyatt Worldwide Inc.	8,857	411,053
WD-40 Co.	3,862	146,640
West Marine Inc. (a)	3,131	28,116
Westwood One Inc.	14,738	29,329
Wet Seal Inc. (a)	17,159	39,980
Weyco Group Inc.	1,339	36,822
WMS Industries Inc. (a)	8,563	313,748
Wolverine World Wide Inc.	11,301	277,100
World Fuel Services Corp.	6,164	178,941
World Wrestling Entertainment Inc.	5,427	80,103
Zale Corp. (a)	10,414	167,249
Zumiez Inc. (a)	3,492	85,065
		46,457,219
Consumer Staples (2.30%)
Alliance One International Inc. (a)	19,474	79,259
American Dairy Inc. (a)	1,558	20,176
Arden Group Inc. Class A	240	37,126
Boston Beer Co. Inc. (a)	2,566	96,610
Cal-Maine Foods Inc.	2,486	65,953
Casey’s General Stores Inc.	10,230	302,910
Chiquita Brands International Inc. (a)	8,830	162,384
Coca-Cola Bottling Co. Consolidated	1,165	68,595
Farmer Brothers Co.	1,392	32,002
Flowers Foods Inc.	15,709	367,748
Fresh Del Monte Produce Inc. (a)	6,367	213,804
Green Mountain Coffee Roasters Inc. (a)	3,501	142,491

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Hain Celestial Group Inc. (a)	8,303	$265,696
Imperial Sugar Co.	2,561	48,070
Ingles Markets Inc.	2,553	64,821
J&J Snack Foods Corp.	2,845	88,992
Jones Soda Co. (a)	5,060	37,646
Lance Inc.	6,161	125,808
Longs Drug Stores Corp.	6,802	319,694
Lululemon Athletica Inc. (a)	2,669	126,430
M & F Worldwide Corp. (a)	2,464	132,686
Maui Land & Pineapple Co. Inc. (a)	920	26,781
Nash Finch Co.	2,703	95,362
National Beverage Corp.	2,198	17,672
Peet’s Coffee & Tea Inc. (a)	2,997	87,123
Performance Food Group Co. (a)	7,098	190,723
Pilgrim’s Pride Corp.	8,393	242,977
Ralcorp Holdings Inc. (a)	5,467	332,339
Reddy Ice Holdings Inc.	4,939	125,006
Ruddick Corp.	8,461	293,343
Sanderson Farms Inc.	3,496	118,095
Seaboard Corp.	73	107,310
Sensient Technologies Corp.	9,535	269,650
Spartan Stores Inc.	4,351	99,420
Synutra International Inc. (a)	805	24,311
The Great Atlantic & Pacific Tea Co. Inc. (a)	4,907	153,736
Tiens Biotech Group USA Inc. (a)	361	845
Tootsie Roll Industries Inc.	7,333	201,071
TreeHouse Foods Inc. (a)	6,296	144,745
United Natural Foods Inc. (a)	8,830	280,088
Universal Corp.	5,562	284,886
Vector Group Ltd.	6,640	133,198
Village Super Market Inc. Class A	598	30,432
Weis Markets Inc.	2,638	105,362
Winn-Dixie Stores Inc. (a)	7,452	125,715
Zep Inc. (a)	4,386	60,834
		6,349,925
Durable Products (7.44%)
ACCO Brands Corp. (a)	10,975	176,039
Actuant Corp. Class A	11,454	389,551
Advanced Energy Industries Inc. (a)	7,170	93,784
Aerovironment Inc. (a)	1,371	33,178
Albany International Corp. Class A	5,940	220,374
Altra Holdings Inc. (a)	2,617	43,521
American Ecology Corp.	3,386	79,503
American Superconductor Corp. (a)	8,482	231,898
AO Smith Corp.	4,169	146,123
Applied Industrial Technologies Inc.	9,072	263,269
ARGON ST Inc. (a)	2,672	49,592
Arris Group Inc. (a)	26,765	267,115
Astec Industries Inc. (a)	4,045	150,434
ASV Inc. (a)	4,218	58,419

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Durable Products (Cont.)
Asyst Technologies Inc. (a)	9,804	$31,961
ATMI Inc. (a)	7,278	234,716
Audiovox Corp. (a)	3,342	41,441
Axcelis Technologies Inc. (a)	20,329	93,513
AZZ Inc. (a)	2,333	66,141
Badger Meter Inc.	3,077	138,311
Baldor Electric Co.	9,526	320,645
Beazer Homes USA Inc.	7,770	57,731
Belden Inc.	9,325	414,963
Blount International Inc. (a)	8,093	99,625
Brady Corp.	10,459	367,006
Briggs & Stratton Corp.	10,048	227,688
Brooks Automation Inc. (a)	14,541	192,087
Bucyrus International Inc. Class A	7,740	769,279
Cascade Corp.	2,547	118,334
Champion Enterprises Inc. (a)	15,801	148,845
Chart Industries Inc. (a)	2,956	91,340
Cognex Corp.	9,385	189,108
Cohu Inc.	4,561	69,783
Columbus McKinnon Corp. (a)	3,935	128,360
CompX International Inc.	268	3,918
Credence Systems Corp. (a)	21,158	51,202
CTS Corp.	7,224	71,734
Curtiss-Wright Corp.	9,070	455,314
Cymer Inc. (a)	6,638	258,417
Darling International Inc. (a)	16,737	193,480
Dionex Corp. (a)	3,900	323,154
Electro Scientific Industries Inc. (a)	5,857	116,261
EnPro Industries Inc. (a)	4,385	134,400
Entegris Inc. (a)	23,904	206,292
ESCO Technologies Inc. (a)	5,500	219,670
Esterline Technologies Corp. (a)	6,091	315,209
FARO Technologies Inc. (a)	3,358	91,270
Federal Signal Corp.	9,723	109,092
FEI Co. (a)	8,331	206,859
Flow International Corp. (a)	7,504	69,937
Franklin Electric Co. Inc.	3,864	147,875
Fuel Tech Inc. (a)	3,502	79,320
Gehl Co. (a)	2,033	32,609
GenCorp Inc. (a)	12,006	139,990
GenTek Inc. (a)	1,972	57,720
Hardinge Inc.	2,230	37,419
Heico Corp.	5,166	281,444
Herman Miller Inc.	13,227	428,423
hhgregg Inc. (a)	1,942	26,722
Hovnanian Enterprises Inc. (a)	7,499	53,768
Hurco Companies Inc. (a)	1,122	48,975
InterDigital Inc. (a)	9,982	232,880
Interface Inc.	11,625	189,720
Intevac Inc. (a)	4,483	65,183
Itron Inc. (a)	6,226	597,509
Kadant Inc. (a)	2,741	81,325
Kaman Corp.	5,047	185,780

	Shares	Value
Common Stocks (Cont.)
Durable Products (Cont.)
Knoll Inc.	10,185	$167,340
Kulicke & Soffa Industries Inc. (a)	11,745	80,571
Lindsay Corp.	2,403	169,868
Littelfuse Inc. (a)	4,536	149,507
LTX Corp. (a)	12,083	38,424
M/I Homes Inc.	2,262	23,751
MasTec Inc. (a)	8,730	88,784
Mattson Technology Inc. (a)	10,971	93,912
Measurement Specialties Inc. (a)	3,091	68,311
Meritage Homes Corp. (a)	5,863	85,424
Middleby Corp. (a)	2,853	218,597
Mine Safety Appliances Co.	5,857	303,803
MKS Instruments Inc. (a)	10,768	206,100
Mobile Mini Inc. (a)	7,292	135,194
Moog Inc. Class A (a)	7,761	355,531
MTC Technologies Inc. (a)	1,923	45,191
NACCO Industries Inc.	1,255	125,111
Nordson Corp.	6,974	404,213
OpNext Inc. (a)	3,752	33,205
Orbital Sciences Corp. (a)	12,463	305,593
OYO Geospace Corp. (a)	826	62,247
Palm Harbor Homes Inc. (a)	1,838	19,391
Park-Ohio Holdings Corp. (a)	1,517	38,077
Photronics Inc. (a)	8,427	105,085
Plantronics Inc.	10,134	263,484
Powell Industries Inc. (a)	1,722	75,889
Power-One Inc. (a)	14,905	59,471
Powerwave Technologies Inc. (a)	26,316	106,053
Preformed Line Products Co.	459	27,311
Raser Technologies Inc. (a)	6,767	100,490
Regal-Beloit Corp.	6,635	298,243
Robbins & Myers Inc.	2,873	217,285
Rofin-Sinar Technologies Inc. (a)	6,484	311,945
Rudolph Technologies Inc. (a)	6,160	69,731
Sauer-Danfoss Inc.	2,249	56,337
Semitool Inc. (a)	4,508	39,129
Skyline Corp.	1,501	44,054
Smith & Wesson Holding Corp. (a)	6,094	37,173
Sonic Solutions (a)	5,168	53,696
Standard-Pacific Corp.	12,930	43,316
Standex International Corp.	2,568	44,812
Sun Hydraulics Corp.	2,241	56,540
Symmetricom Inc. (a)	9,478	44,641
TAL International Group Inc.	3,230	73,547
Taser International Inc. (a)	12,934	186,120
Team Inc. (a)	3,208	117,349
Technitrol Inc.	8,591	245,531
Tecumseh Products Co. (a)	3,420	80,062
Teledyne Technologies Inc. (a)	7,177	382,749
Tennant Co.	3,395	150,365
Textainer Group Holdings Ltd.	1,429	20,763
The Gormann-Rupp Co.	3,103	96,814
Titan International Inc.	4,863	152,017

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Durable Products (Cont.)
TransDigm Group Inc. (a)	2,048	$92,508
Triumph Group Inc.	3,470	285,755
TurboChef Technologies Inc. (a)	3,984	65,736
Twin Disc Inc.	921	65,179
Ultra Clean Holdings Inc. (a)	3,797	46,323
Ultratech Inc. (a)	4,871	55,237
Veeco Instruments Inc. (a)	6,748	112,692
Vicor Corp.	3,731	58,166
Wabtec Corp.	9,981	343,746
Walter Industries Inc.	10,856	390,056
Watts Water Technologies Inc.	6,366	189,707
WCI Communities Inc. (a)	6,207	23,462
Woodward Governor Co.	6,166	418,980
X-Rite Inc. (a)	5,950	69,139
Zygo Corp. (a)	3,302	41,143
		20,552,524
Financial Services (19.35%)
1st Source Corp.	3,093	53,540
Abington Bancorp Inc.	1,995	18,753
Acadia Realty Trust	6,505	166,593
Advance America Cash Advance Centers Inc.	13,658	138,765
Advanta Corp. Class B	7,507	60,581
Advent Software Inc. (a)	3,537	191,352
Agree Realty Corp.	1,730	52,073
Alabama National Bancorporation	3,608	280,738
Aldabra 2 Acquisition Corp. (a)	8,573	83,501
Alesco Financial Inc.	13,579	44,539
Alexander’s Inc. (a)	405	143,066
Alexandria Real Estate Equities Inc.	6,561	667,057
Alfa Corp.	6,716	145,536
Alternative Asset Management Acquisition Corp. (a)	8,573	78,443
Amcore Financial Inc.	4,749	107,802
American Campus Communities Inc.	5,746	154,280
American Equity Investment Life
Holdings Co.	11,347	94,067
American Financial Realty Trust	27,687	222,050
American Physicians Capital Inc.	1,976	81,925
AmericanWest Bancorp	3,519	62,040
Ameris Bancorp	2,760	46,506
Amerisafe Inc. (a)	3,752	58,194
Ampal-American Israel Corp. (a)	3,471	25,651
AmTrust Financial Services Inc.	5,130	70,640
Anchor Bancorp Wisconsin Inc.	3,898	91,681
Anthracite Capital Inc.	13,541	98,037
Anworth Mortgage Asset Corp.	10,030	82,848
Apollo Investment Corp.	24,487	417,503
Arbor Realty Trust Inc.	3,036	48,910
Ares Capital Corp.	14,018	205,083

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Argo Group International Holdings Ltd. (a)	5,944	$250,421
Ashford Hospitality Trust Inc.	22,734	163,457
Aspen Insurance Holdings Ltd.	18,188	524,542
Asset Acceptance Capital Corp.	3,791	39,464
Assured Guaranty Ltd.	14,121	374,771
Asta Funding Inc.	2,279	60,257
Avatar Holdings Inc. (a)	1,175	49,138
Baldwin & Lyons Inc.	1,878	51,570
BancFirst Corp.	1,654	70,874
Banco Latinoamericano de Exportaciones SA	5,499	89,689
Bank Mutual Corp.	11,083	117,147
Bank of the Ozarks Inc.	2,305	60,391
BankAtlantic Bancorp Inc.	8,779	35,994
BankFinancial Corp.	4,880	77,202
Bankrate Inc. (a)	2,270	109,164
BankUnited Financial Corp.	7,680	52,992
Banner Corp.	3,073	88,287
Beneficial Mutual Bancorp Inc. (a)	7,546	73,347
Berkshire Hills Bancorp Inc.	2,172	56,472
BioMed Realty Trust Inc.	13,510	313,027
BlackRock Kelso Capital Corp.	2,065	31,553
Boston Private Financial Holdings Inc.	7,840	212,307
Brookline Bancorp Inc.	13,097	133,065
BRT Realty Trust	1,380	21,114
Calamos Asset Management Inc. Class A	4,572	136,154
Capital City Bank Group Inc.	2,640	74,501
Capital Corp. of the West	1,885	36,626
Capital Southwest Corp.	621	73,526
Capital Trust Inc.	2,780	85,207
Capitol Bancorp Ltd.	2,861	57,563
CapLease Inc.	10,014	84,318
Cascade Bancorp	4,571	63,628
Cash America International Inc.	6,070	196,061
Cass Information Systems Inc.	1,401	46,807
Castlepoint Holdings Ltd.	1,634	19,608
Cathay General Bancorp	10,663	282,463
CBRE Realty Finance Inc.	5,675	30,305
Cedar Shopping Centers Inc.	9,128	93,379
Centennial Bank Holdings Inc. (a)	10,810	62,482
Center Financial Corp.	1,877	23,125
Centerline Holding Co.	10,590	80,696
Central Pacific Financial Corp.	6,221	114,840
Chemical Financial Corp.	5,100	121,329
Chimera Investment Corp. (a)	6,902	123,408
Chittenden Corp.	9,351	333,083
Citizens Inc. (a)	6,909	38,207
Citizens Republic Bancorp Inc.	15,371	223,033
City Bank	3,020	67,708
City Holding Co.	3,538	119,726
Clayton Holdings Inc. (a)	2,307	11,927

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Clifton Savings Bancorp Inc.	2,287	$22,413
CNA Surety Corp. (a)	3,537	69,997
CoBiz Financial Inc.	3,520	52,342
Cohen & Steers Inc.	3,507	105,105
Columbia Banking Systems Inc.	3,742	111,250
Commerce Group Inc.	10,100	363,398
Community Bancorp NV (a)	2,094	36,373
Community Bank System Inc.	6,175	122,697
Community Trust Bancorp Inc.	3,207	88,289
CompuCredit Corp. (a)	4,225	42,166
Consolidated-Tomoka Land Co.	1,176	73,712
Corporate Office Properties Trust	8,160	257,040
Corus Bankshares Inc.	7,973	85,072
Cousins Properties Inc.	8,317	183,806
Cowen Group Inc. (a)	2,987	28,406
Crawford & Co. Class B (a)	4,926	20,443
Credit Acceptance Corp. (a)	1,032	21,331
Crystal River Capital Inc.	5,090	73,500
CVB Financial Corp.	13,525	139,849
CyberSource Corp. (a)	13,434	238,722
Darwin Professional Underwriters Inc. (a)	1,619	39,131
DCT Industrial Trust Inc.	34,222	318,607
Deerfield Capital Corp.	11,337	90,696
Delphi Financial Group Inc.	9,073	320,095
Deluxe Corp.	4,631	152,314
DiamondRock Hospitality Co.	19,596	293,548
Digital Realty Trust Inc.	11,690	448,545
Dime Community Bancshares	5,147	65,727
Dollar Financial Corp. (a)	3,274	100,479
Donegal Group Inc.	2,812	48,282
Downey Financial Corp.	4,466	138,937
Duff & Phelps Corp. Class A (a)	1,976	38,888
DuPont Fabros Technology Inc. (a)	7,290	142,884
EastGroup Properties Inc.	4,836	202,387
Education Realty Trust Inc.	6,830	76,769
eHealth Inc. (a)	2,873	92,252
Electro Rent Corp.	3,309	49,139
EMC Insurance Group Inc.	1,379	32,641
Employers Holdings Inc.	10,264	171,511
Encore Capital Group Inc. (a)	3,198	30,957
Enstar Group Ltd. (a)	1,432	175,305
Enterprise Financial Services Corp.	2,070	49,287
Entertainment Properties Trust	5,800	272,600
Epoch Holding Corp.	1,695	25,425
Equity Lifestyle Properties Inc.	4,240	193,641
Equity One Inc.	7,546	173,784
Euronet Worldwide Inc. (a)	9,563	286,890
Evercore Partners Inc.	2,131	45,923
Exlservice Holdings Inc. (a)	4,540	104,783
Extra Space Storage Inc.	13,046	186,427
FBL Financial Group Inc.	2,889	99,757
FBR Capital Markets Corp. (a)	6,434	61,638

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
FCStone Group Inc. (a)	1,786	$82,210
Federal Agricultural Mortgage Corp. Class C	2,121	55,825
FelCor Lodging Trust Inc.	12,980	202,358
Financial Federal Corp.	5,527	123,197
First Acceptance Corp. (a)	3,296	13,909
First Bancorp (North Carolina)	2,385	45,053
First BanCorp (Puerto Rico)	19,586	142,782
First Busey Corp.	5,401	107,264
First Cash Financial Services Inc. (a)	5,364	78,744
First Charter Corp.	7,255	216,634
First Commonwealth Financial Corp.	15,434	164,372
First Community Bancorp (CA)	5,292	218,242
First Community Bancshares Inc.	2,044	65,183
First Financial Bancorp	6,996	79,754
First Financial Bankshares Inc.	4,383	165,020
First Financial Corp. Indiana	2,591	73,429
First Financial Holdings Inc.	2,377	65,177
First Indiana Corp.	2,870	91,840
First Industrial Realty Trust Inc.	9,290	321,434
First Merchants Corp.	3,557	77,685
First Mercury Financial Corp. (a)	2,482	60,561
First Midwest Bancorp Inc.	10,210	312,426
First Niagara Financial Group Inc.	21,704	261,316
First Place Financial Corp. Ohio	3,353	46,908
First Potomac Realty Trust	5,099	88,162
First Regional Bancorp (a)	1,725	32,585
First South Bancorp Inc.	1,918	42,560
First State Bancorporation	4,108	57,101
FirstFed Financial Corp. (a)	2,963	106,135
FirstMerit Corp.	16,482	329,805
Flagstar Bancorp Inc.	10,193	71,045
Flagstone Reinsurance Holdings Ltd.	2,760	38,364
Flushing Financial Corp.	4,518	72,514
FNB Corp. (PA)	12,481	183,471
FPIC Insurance Group Inc. (a)	2,076	89,226
Franklin Bank Corp. (a)	4,907	21,149
Franklin Street Properties Corp.	12,206	180,649
Fremont General Corp. (a)	13,939	48,787
Friedman Billings Ramsey Group Inc.	31,029	97,431
Frontier Financial Corp.	7,961	147,836
GAMCO Investors Inc.	1,207	83,585
Getty Realty Corp.	3,991	106,480
GFI Group Inc. (a)	3,318	317,599
Glacier Bancorp Inc.	10,743	201,324
Gladstone Capital Corp.	2,904	49,368
Glimcher Realty Trust	7,838	112,005
Global Cash Access Holdings Inc. (a)	9,023	54,679
GMH Communities Trust	6,551	36,162
Gramercy Capital Corp.	4,827	117,344
Great Southern Bancorp Inc.	2,026	44,491
Green Bankshares Inc.	2,379	45,677
Greenhill & Co. Inc.	3,689	245,245

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Greenlight Capital Re Ltd. Class A (a)	2,347	$48,794
Grubb & Ellis Co.	3,180	20,384
H&E Equipment Services Inc. (a)	3,553	67,081
Hallmark Financial Services Inc. (a)	997	15,812
Hancock Holding Co.	5,409	206,624
Hanmi Financial Corp.	9,069	78,175
Harleysville Group Inc.	3,177	112,402
Harleysville National Corp.	5,870	85,526
Healthcare Realty Trust Inc.	10,303	261,593
Heartland Financial USA Inc.	2,481	46,072
Heartland Payment Systems Inc.	3,406	91,281
Heckmann Corp. (a)	11,126	81,776
Hercules Technology Growth Capital Inc.	6,788	84,307
Heritage Commerce Corp.	2,529	46,508
Hersha Hospitality Trust	8,559	81,310
HFF Inc. Class A (a)	3,325	25,736
Hicks Acquisition Co. I Inc. (a)	11,431	105,051
Highwoods Properties Inc.	11,765	345,656
Hilb Rogal & Hobbs Co.	7,732	313,687
Home Bancshares Inc.	2,643	55,424
Home Properties Inc.	6,941	311,304
Horace Mann Educators Corp.	8,790	166,483
Horizon Financial Corp.	2,389	41,664
Huron Consulting Group Inc. (a)	3,856	310,909
IBERIABANK Corp.	2,372	110,891
IMPAC Mortgage Holdings Inc.	14,438	7,662
Imperial Capital Bancorp Inc.	1,541	28,200
Independence Holding Co.	1,268	16,040
Independent Bank Corp. (MA)	3,068	83,511
Independent Bank Corp. (MI)	4,579	43,500
Infinity Property & Casualty Corp.	3,571	129,020
Information Services Group Inc. (a)	6,500	44,525
Inland Real Estate Corp.	11,914	168,702
Integra Bank Corp.	4,222	59,572
Interactive Brokers Group Inc. Class A (a)	8,306	268,450
Interactive Data Corp.	7,319	241,600
International Bancshares Corp.	10,402	217,818
Investors Bancorp Inc. (a)	10,794	152,627
Investors Real Estate Trust	10,632	95,369
IPC Holdings Ltd.	12,517	361,366
Irwin Financial Corp.	3,598	26,445
Jer Investors Trust Inc.	5,288	56,952
K-Fed Bancorp	918	9,263
Kansas City Life Insurance Co.	1,242	54,139
Kayne Anderson Energy Development Co.	2,444	55,992
KBW Inc. (a)	6,242	159,733
Kearny Financial Corp.	4,186	49,855
Kite Realty Group Trust	4,317	65,921
KNBT Bancorp Inc.	5,814	89,652
Knight Capital Group Inc. (a)	20,183	290,635

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Kohlberg Capital Corp.	2,788	$33,456
LaBranche & Co. Inc. (a)	12,333	62,158
Ladenburg Thalmann Financial Services Inc. (a)	19,616	41,586
Lakeland Bancorp Inc.	4,100	47,519
Lakeland Financial Corp.	2,400	50,160
LandAmerica Financial Group Inc.	3,306	110,586
LaSalle Hotel Properties	8,042	256,540
Lexington Realty Trust	13,878	201,786
LTC Properties Inc.	4,734	118,587
Luminent Mortgage Capital Inc.	9,112	7,016
Macatawa Bank Corp.	3,200	27,488
Maguire Properties Inc.	8,003	235,848
MainSource Financial Group Inc.	3,827	59,548
Marathon Acquisition Corp. (a)	8,429	65,578
MarketAxess Holdings Inc. (a)	6,082	78,032
Max Capital Group Ltd.	12,453	348,559
MB Financial Inc.	7,411	228,481
MCG Capital Corp.	12,968	150,299
McGrath Rentcorp	5,099	131,299
Meadowbrook Insurance Group Inc. (a)	6,048	56,912
Medical Properties Trust Inc.	11,274	114,882
Meruelo Maddux Properties Inc. (a)	9,002	36,008
MFA Mortgage Investments Inc.	25,350	234,487
Mid-America Apartment Communities Inc.	5,167	220,889
Midland Co.	2,042	132,097
Midwest Banc Holdings Inc.	4,781	59,380
Mission West Properties Inc.	3,683	35,025
Montpelier Re Holdings Ltd.	21,145	359,676
Morningstar Inc. (a)	2,613	203,161
Move Inc. (a)	20,826	51,024
MVC Capital Inc.	4,826	77,892
Nara Bancorp Inc.	4,776	55,736
NASB Financial Inc.	797	21,025
National Financial Partners Corp.	7,788	355,211
National Health Investors Inc.	5,133	143,211
National Interstate Corp.	1,098	36,344
National Penn Bancshares Inc.	10,192	154,307
National Retail Properties Inc.	14,741	344,645
National Western Life Insurance Co.	508	105,344
Nationwide Health Properties Inc.	18,442	579,079
Navigators Group Inc. (a)	2,633	171,145
NBT Bancorp Inc.	6,977	159,215
Nelnet Inc.	3,464	44,027
NewAlliance Bancshares Inc.	23,640	272,333
Newcastle Investment Corp.	8,433	109,292
NewStar Financial Inc. (a)	2,816	23,316
NexCen Brands Inc. (a)	10,960	53,046
NGP Capital Resources Co.	3,754	58,675
Northfield Bancorp Inc. (a)	574	6,211
NorthStar Realty Finance Corp.	12,578	112,196
Northwest Bancorp Inc.	3,625	96,316

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Novastar Financial Inc. (a)	1,751	$5,060
NRDC Acquisition Corp. (a)	8,573	78,614
NTR Acquisition Co. (a)	4,756	45,182
NYMAGIC Inc.	1,234	28,542
Ocwen Financial Corp. (a)	6,936	38,425
Odyssey Re Holdings Corp.	5,995	220,076
Old National Bancorp	13,757	205,805
Old Second Bancorp Inc.	2,745	73,539
Omega Financial Corp.	2,624	76,778
Omega Healthcare Investors Inc.	13,541	217,333
Online Resources Corp. (a)	6,193	73,821
optionsXpress Holdings Inc.	9,024	305,192
Oriental Financial Group Inc.	4,655	62,424
Oritani Financial Corp. (a)	2,395	29,459
Pacific Capital Bancorp	9,855	198,381
Park National Corp.	2,513	162,088
Parkway Properties Inc.	3,289	121,627
Patriot Capital Funding Inc.	4,554	45,950
PennantPark Investment Corp.	4,727	47,365
Pennsylvania Real Estate Investment Trust	6,571	195,027
Penson Worldwide Inc. (a)	2,833	40,654
Peoples Bancorp Inc.	2,164	53,862
PFF Bancorp Inc.	4,872	58,659
Phoenix Companies Inc.	23,930	284,049
PICO Holdings Inc. (a)	3,147	105,802
Pinnacle Financial Partners Inc. (a)	3,033	77,099
Piper Jaffray Co. (a)	3,545	164,204
Platinum Underwriters Holdings Ltd.	12,322	438,170
PMA Capital Corp. (a)	6,557	53,899
Portfolio Recovery Associates Inc.	3,281	130,157
Post Properties Inc.	9,107	319,838
Potlatch Corp.	8,113	360,542
Preferred Bank	1,918	49,906
Presidential Life Corp.	4,502	78,830
Primus Guaranty Ltd. (a)	10,320	72,343
PrivateBancorp Inc.	4,079	133,179
ProAssurance Corp. (a)	6,991	383,946
Prospect Capital Corp.	5,310	69,295
Prosperity Bancshares Inc.	7,289	214,224
Provident Bankshares Corp.	6,593	141,024
Provident Financial Services Inc.	13,261	191,224
Provident New York Bancorp	8,711	112,546
PS Business Parks Inc.	3,170	166,583
Pzena Investment Management Inc.	1,311	14,945
QC Holdings Inc.	1,561	17,561
Quadra Realty Trust Inc.	3,169	25,479
RAIT Investment Trust	12,857	110,827
RAM Holdings Ltd. (a)	3,629	17,927
Ramco-Gershenson Properties Trust	3,737	79,860
Realty Income Corp.	20,769	561,178
Redwood Trust Inc.	4,459	152,676
Renasant Corp.	4,241	91,478

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Republic Bancorp Inc. (Kentucky)	2,036	$33,655
Resource America Inc.	2,649	38,861
RLI Corp.	4,347	246,866
Rockville Financial Inc.	1,779	21,704
Roma Financial Corp.	2,179	34,189
Royal Bancshares of Pennsylvania Inc. (a)	1,174	12,914
S&T Bancorp Inc.	5,162	142,678
Safety Insurance Group Inc.	3,254	119,161
Sanders Morris Harris Group Inc.	3,434	35,199
Sandy Spring Bancorp Inc.	3,286	91,417
Santander BanCorp	864	7,482
Saul Centers Inc.	2,145	114,607
SCBT Financial Corp.	1,940	61,440
Scottish Re Group Ltd. (a)	13,571	9,771
Seabright Insurance Holdings (a)	4,232	63,819
Seacoast Banking Corp. of Florida	2,970	30,532
Security Bank Corp. (Georgia)	3,403	31,103
Security Capital Assurance Ltd.	4,809	18,707
Selective Insurance Group Inc.	11,534	265,167
Senior Housing Properties Trust	17,236	390,912
Sierra Bancorp	1,626	40,471
Signature Bank (a)	5,989	202,129
Simmons First National Corp.	2,940	77,910
South Financial Group Inc.	15,498	242,234
Southside Bancshares Inc.	2,306	47,181
Southwest Bancorp Inc.	2,869	52,589
Sovran Self Storage Inc.	4,419	177,202
State Auto Financial Corp.	2,930	77,059
Sterling Bancorp NY	3,935	53,673
Sterling Bancshares Inc. TX	15,000	167,400
Sterling Financial Corp. PA	5,546	91,065
Sterling Financial Corp. WA	10,761	180,677
Stewart Information Services Corp.	3,497	91,237
Stifel Financial Corp. (a)	3,187	167,541
Strategic Hotels & Resorts Inc.	15,404	257,709
Suffolk Bancorp	2,063	63,355
Sun Bancorp Inc. (New Jersey) (a)	2,950	46,551
Sun Communities Inc.	3,931	82,826
Sunstone Hotel Investors Inc.	12,575	229,997
Superior Bancorp (a)	8,795	47,229
Susquehanna Bancshares Inc.	17,673	325,890
SVB Financial Group (a)	7,157	360,713
SWS Group Inc.	4,446	56,331
SY Bancorp Inc.	2,554	61,143
Tanger Factory Outlet Centers Inc.	6,434	242,626
Tarragon Corp. (a)	3,146	4,719
Taylor Capital Group Inc.	1,095	22,338
Texas Capital Bancshares Inc. (a)	5,008	91,396
The Bancorp Inc. (a)	2,212	29,774
TheStreet.com Inc.	4,712	75,015
Thomas Weisel Partners Group Inc. (a)	4,908	67,387
TICC Capital Corp.	4,978	45,947

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
TierOne Corp.	3,961	$87,736
TNS Inc.	5,069	89,975
Tompkins Financial Corp.	1,328	51,526
Tower Group Inc.	4,096	136,806
TradeStation Group Inc. (a)	6,016	85,487
Triad Guaranty Inc. (a)	2,232	21,874
Trico Bancshares	2,841	54,831
Triplecrown Acquisition Corp. (a)	9,945	90,897
Trustco Bank Corp. NY	15,492	153,681
Trustmark Corp.	9,905	251,191
U-Store-It Trust	9,610	88,028
U.S. Global Investors Inc. Class A	2,362	39,351
UCBH Holdings Inc.	20,850	295,236
UMB Financial Corp.	6,281	240,939
Umpqua Holdings Corp.	12,437	190,784
Union Bankshares Corp.	2,550	53,907
United America Indemnity Ltd. Class A (a)	4,896	97,528
United Bankshares Inc.	7,756	217,323
United Community Banks Inc.	8,716	137,713
United Community Financial Corp.	5,421	29,924
United Fire & Casualty Co.	4,430	128,869
United Security Bancshares	1,631	24,922
Universal American Financial Corp. (a)	10,263	262,630
Universal Health Realty Income Trust	2,529	89,628
Univest Corp. of Pennsylvania	2,807	59,256
Urstadt Biddle Properties Inc.	4,525	70,137
USB Holding Co. Inc. (b)	2,361	46,748
Validus Holdings Ltd. (a)	3,265	84,825
ViewPoint Financial Group	2,260	37,358
Virginia Commerce Bancorp (a)	3,572	41,900
W Holding Co. Inc.	22,882	27,687
W.P. Stewart & Co. Ltd.	4,208	21,503
Waddell & Reed Financial Inc.	17,378	627,172
Washington Real Estate Investment Trust	9,135	286,930
Washington Trust Bancorp Inc.	2,356	59,442
Wauwatosa Holdings Inc. (a)	2,246	28,794
WesBanco Inc.	5,219	107,511
West Coast Bancorp (Oregon)	3,082	57,017
Westamerica Bancorporation	6,197	276,076
Western Alliance Bancorp (a)	3,350	62,879
Westfield Financial Inc.	2,255	21,874
Wilshire Bancorp Inc.	3,218	25,261
Winthrop Realty Trust	9,254	48,954
Wintrust Financial Corp.	4,895	162,171
World Acceptance Corp. (a)	3,507	94,619
Wright Express Corp. (a)	8,206	291,231
WSFS Financial Corp.	1,250	62,750
Zenith National Insurance Corp.	7,681	343,571
		53,451,207

	Shares	Value
Common Stocks (Cont.)
Health Care (13.31%)
Abaxis Inc. (a)	4,211	$151,006
Abiomed Inc. (a)	5,802	90,163
Acadia Pharmaceuticals Inc. (a)	6,248	69,165
Accuray Inc. (a)	3,314	50,439
Acorda Therapeutics Inc. (a)	5,383	118,211
Adams Respiratory Therapeutics Inc. (a)	7,338	438,372
Affymax Inc. (a)	919	20,549
Affymetrix Inc. (a)	14,290	330,671
Air Methods Corp. (a)	2,147	106,641
Akorn Inc. (a)	11,202	82,223
Albany Molecular Research Inc. (a)	5,087	73,151
Alexion Pharmaceuticals Inc. (a)	7,540	565,726
Alexza Pharmaceuticals Inc. (a)	4,112	33,266
Align Technology Inc. (a)	12,387	206,615
Alkermes Inc. (a)	20,840	324,896
Alliance Imaging Inc. (a)	5,240	50,409
Allos Therapeutics Inc. (a)	8,302	52,220
Allscripts Healthcare Solution Inc. (a)	11,700	227,214
Alnylam Pharmaceuticals Inc. (a)	7,339	213,418
Alpharma Inc. (a)	8,830	177,924
Altus Pharmaceuticals Inc. (a)	4,257	22,051
AMAG Pharmaceuticals Inc. (a)	3,416	205,404
Amedisys Inc. (a)	5,453	264,580
American Dental Partners Inc. (a)	2,527	25,346
American Medical Systems Holdings Inc. (a)	15,069	217,898
American Oriental Bioengineering Inc. (a)	11,474	127,132
AMERIGROUP Corp. (a)	10,932	398,471
Amicus Therapeutics Inc. (a)	1,078	11,588
Amsurg Corp. (a)	6,140	166,148
Analogic Corp.	2,840	192,325
Angiodynamics Inc. (a)	4,177	79,530
Animal Health International Inc. (a)	2,401	29,532
Applera Corp. - Celera Group (a)	16,463	261,268
Apria Healthcare Group Inc. (a)	9,235	199,199
Arena Pharmaceuticals Inc. (a)	15,512	121,459
Ariad Pharmaceuticals Inc. (a)	13,811	58,697
ArQule Inc. (a)	7,924	45,959
Array Biopharma Inc. (a)	9,688	81,573
Arthrocare Corp. (a)	5,763	276,912
Aspect Medical Systems Inc. (a)	3,206	44,884
Assisted Living Concepts Inc. Class A (a)	12,036	90,270
athenahealth Inc. (a)	1,460	52,560
Auxilium Pharmaceuticals Inc. (a)	6,353	190,526
Beijing Med-Pharm Corp. (a)	6,311	69,295
Bentley Pharmaceuticals Inc. (a)	3,806	57,433
Bio-Rad Laboratories Inc. (a)	3,845	398,419
Bio-Reference Labs Inc. (a)	2,379	77,746
Biodel Inc. (a)	979	22,742
BioForm Medical Inc. (a)	2,303	15,729
BioMarin Pharmaceutical Inc. (a)	19,833	702,088

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
BioMimetic Therapeutics Inc. (a)	2,159	$37,502
Bionovo Inc. (a)	9,600	16,416
Bradley Pharmaceuticals Inc. (a)	2,570	50,629
Bruker BioSciences Corp. (a)	13,809	183,660
Cadence Pharmaceuticals Inc. (a)	3,258	48,414
Cambrex Corp.	6,570	55,057
Cantel Medical Corp. (a)	2,274	33,155
Capital Senior Living Corp. (a)	4,614	45,817
Caraco Pharmaceutical Laboratories Ltd. (a)	2,208	37,867
Cell Genesys Inc. (a)	18,697	43,003
Centene Corp. (a)	8,926	244,929
Cepheid Inc. (a)	11,553	304,422
Computer Programs & Systems Inc.	2,152	48,936
Conceptus Inc. (a)	5,930	114,093
Conmed Corp. (a)	5,715	132,074
Corvel Corp. (a)	1,585	36,487
CryoLife Inc. (a)	4,495	35,735
Cubist Pharmaceuticals Inc. (a)	11,282	231,394
Cutera Inc. (a)	2,730	42,861
CV Therapeutics Inc. (a)	11,934	108,003
Cyberonics Inc. (a)	4,573	60,181
Cynosure Inc. Class A (a)	1,537	40,669
Cypress Bioscience Inc. (a)	7,405	81,677
Cytokinetics Inc. (a)	6,695	31,667
CytRx Corp. (a)	17,577	49,919
Datascope Corp.	2,695	98,098
Dendreon Corp. (a)	18,138	112,818
Discovery Laboratories Inc. (a)	16,986	36,520
Durect Corp. (a)	16,204	104,192
Eclipsys Corp. (a)	9,649	244,216
Emergency Medical Services Corp. Class A (a)	1,845	54,022
Emergent Biosolutions Inc. (a)	1,087	5,500
Emeritus Corp. (a)	2,446	61,517
Encysive Pharmaceuticals Inc. (a)	12,926	10,987
Ensign Group Inc. (a)	954	13,738
Enzo Biochem Inc. (a)	6,823	86,925
Enzon Pharmaceuticals Inc. (a)	8,885	84,674
eResearch Technology Inc. (a)	7,905	93,437
ev3 Inc. (a)	9,786	124,380
Exelixis Inc. (a)	21,805	188,177
Genomic Health Inc. (a)	2,995	67,807
Genoptix Inc. (a)	1,188	36,472
Gentiva Health Services Inc. (a)	5,589	106,415
GenVec Inc. (a)	13,010	19,125
Geron Corp. (a)	14,658	83,257
Greatbatch Inc. (a)	4,532	90,595
GTx Inc. (a)	3,527	50,612
Haemonetics Corp. (a)	5,392	339,804
Halozyme Therapeutics Inc. (a)	13,012	92,515
Hansen Medical Inc. (a)	1,937	57,994
Healthcare Services Group Inc.	8,589	181,915

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
HealthExtras Inc. (a)	6,582	$171,659
Healthsouth Corp. (a)	16,410	344,610
Healthspring Inc. (a)	10,210	194,500
Healthways Inc. (a)	7,252	423,807
HMS Holdings Corp. (a)	4,256	141,342
Hologic Inc. (a)	25,330	1,738,651
Human Genome Sciences Inc. (a)	28,041	292,748
Hythiam Inc. (a)	9,376	27,472
I-Flow Corp. (a)	4,135	65,250
ICU Medical Inc. (a)	2,610	93,986
Idenix Pharmaceuticals Inc. (a)	4,495	12,136
Illumina Inc. (a)	11,105	658,082
Immucor Inc. (a)	14,247	484,256
Immunomedics Inc. (a)	11,464	26,596
Incyte Corp. (a)	17,709	177,975
Indevus Pharmaceuticals Inc. (a)	12,234	85,026
Insulet Corp. (a)	1,546	36,300
Integra LifeSciences Holdings Corp. (a)	3,644	152,793
InterMune Inc. (a)	6,079	81,033
Invacare Corp.	6,061	152,737
Inverness Medical Innovations Inc. (a)	13,911	781,520
Isis Pharmaceuticals Inc. (a)	18,065	284,524
Javelin Pharmaceuticals Inc. (a)	8,455	31,622
Jazz Pharmaceuticals Inc. (a)	1,269	18,654
Kendle International Inc. (a)	2,562	125,333
Kensey Nash Corp. (a)	2,559	76,565
Keryx Biopharmaceuticals Inc. (a)	9,431	79,220
Kindred Healthcare Inc. (a)	6,098	152,328
Kosan Biosciences Inc. (a)	8,410	30,276
KV Pharmaceutical Co. Class A (a)	7,460	212,908
Landauer Inc.	2,155	111,737
LCA-Vision Inc.	4,045	80,779
LHC Group Inc. (a)	2,953	73,766
Lifecell Corp. (a)	7,129	307,331
Ligand Pharmaceuticals Inc. Class B	18,029	87,080
Luminex Corp. (a)	7,507	121,914
Magellan Health Services Inc. (a)	8,069	376,257
MannKind Corp. (a)	11,448	91,126
MAP Pharmaceuticals Inc. (a)	1,231	21,555
Martek Biosciences Corp. (a)	6,568	194,281
Masimo Corp. (a)	2,838	111,959
Matria Healthcare Inc. (a)	4,293	102,045
Maxygen Inc. (a)	4,923	39,532
Medarex Inc. (a)	26,138	272,358
Medcath Corp. (a)	2,012	49,415
Medical Action Industries Inc. (a)	2,777	57,900
Medicines Co. (a)	10,716	205,319
Medicis Pharmaceutical Corp.	11,406	296,214
Medivation Inc. (a)	4,307	62,021
Mentor Corp.	7,250	283,475
Meridian Bioscience Inc.	8,353	251,258
Merit Medical Systems Inc. (a)	5,846	81,259
Metabolix Inc. (a)	2,938	69,924

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
MGI Pharma Inc. (a)	16,536	$670,204
Micrus Endovascular Corp. (a)	3,018	59,394
Minrad International Inc. (a)	9,569	31,099
Molecular Insight Pharmaceuticals Inc. (a)	1,397	12,657
Molina Healthcare Inc. (a)	2,921	113,043
Momenta Pharmaceuticals Inc. (a)	5,713	40,791
Myriad Genetics Inc. (a)	8,902	413,231
Nabi Biopharmaceuticals (a)	13,137	47,425
Nanosphere Inc. (a)	1,510	21,125
Nastech Pharmaceutical Co. Inc. (a)	5,119	19,452
National Healthcare Corp.	1,394	72,070
Natus Medical Inc. (a)	4,687	90,693
Nektar Therapeutics (a)	18,487	124,048
Neurocrine Biosciences Inc. (a)	7,498	34,041
Neurogen Corp. (a)	6,370	21,976
Nighthawk Radiology Holdings Inc. (a)	4,226	88,957
Northstar Neuroscience Inc. (a)	4,048	37,646
Novacea Inc. (a)	1,322	3,940
Noven Pharmaceuticals Inc. (a)	4,937	68,526
NuVasive Inc. (a)	7,263	287,034
NxStage Medical Inc. (a)	4,142	62,834
Obagi Medical Products Inc. (a)	1,240	22,680
Odyssey HealthCare Inc. (a)	6,700	74,102
Omnicell Inc. (a)	6,867	184,928
Omrix Biopharmaceuticals Inc. (a)	2,773	96,334
Onyx Pharmaceuticals Inc. (a)	11,345	631,009
OraSure Technologies Inc. (a)	9,139	81,246
Orexigen Therapeutics Inc. (a)	1,443	20,563
Orthofix International NV (a)	3,318	192,344
OSI Pharmaceuticals Inc. (a)	11,942	579,306
Osiris Therapeutics Inc. (a)	2,518	30,266
Owens & Minor Inc.	8,324	353,187
Pain Therapeutics Inc. (a)	7,727	81,906
Palomar Medical Technologies Inc. (a)	3,734	57,205
Par Pharmaceutical Companies Inc. (a)	7,136	171,264
Parexel International Corp. (a)	5,645	272,653
Penwest Pharmaceutical Co. (a)	4,460	26,091
Perrigo Co.	15,867	555,504
Pharmanet Development Group Inc. (a)	3,765	147,626
PharMerica Corp. (a)	5,344	74,175
Pharmion Corp. (a)	5,367	337,370
Phase Forward Inc. (a)	8,779	190,943
Poniard Pharmaceuticals Inc. (a)	4,571	20,158
Pozen Inc. (a)	5,665	67,980
Progenics Pharmaceuticals Inc. (a)	5,271	95,247
Protalix BioTherapeutics Inc. (a)	394	1,340
PSS World Medical Inc. (a)	13,996	273,902
Psychiatric Solutions Inc. (a)	11,225	364,812
Quality Systems Inc.	3,607	109,977
Quidel Corp. (a)	6,028	117,365
Radiation Therapy Services Inc. (a)	2,759	85,281
Regeneration Technologies Inc. (a)	5,918	51,368

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Regeneron Pharmaceutical Inc. (a)	13,250	$319,987
RehabCare Group Inc. (a)	3,708	83,652
Res-Care Inc. (a)	5,060	127,310
Rigel Pharmaceuticals Inc. (a)	6,185	157,037
Salix Pharmaceuticals Ltd. (a)	9,443	74,411
Santarus Inc. (a)	9,688	26,642
Savient Pharmaceuticals Inc. (a)	11,157	256,276
Sciele Pharma Inc. (a)	7,504	153,457
Seattle Genetics Inc. (a)	10,427	118,868
Sirona Dental Systems Inc. (a)	3,362	112,560
Sirtris Pharmaceuticals Inc. (a)	1,137	15,566
Skilled Healthcare Group Inc. Class A (a)	4,458	65,221
Somaxon Pharmaceuticals Inc. (a)	2,015	10,498
Sonic Innovations Inc. (a)	5,350	41,302
SonoSite Inc. (a)	3,456	116,364
Spectranetics Corp. (a)	6,628	101,607
Stereotaxis Inc. (a)	5,264	64,326
STERIS Corp.	13,487	388,965
Sucampo Pharmaceuticals Inc. (a)	893	16,378
Sun Healthcare Group Inc. (a)	9,150	157,105
Sunrise Senior Living Inc. (a)	9,381	287,809
SuperGen Inc. (a)	10,664	38,924
SurModics Inc. (a)	3,076	166,935
Symmetry Medical Inc. (a)	7,158	124,764
Synta Pharmaceuticals Corp. (a)	1,074	7,196
Telik Inc. (a)	11,478	39,829
Tercica Inc. (a)	6,614	44,843
Thoratec Corp. (a)	11,078	201,509
TomoTherapy Inc. (a)	2,345	45,868
Trans1 Inc. (a)	1,366	22,498
Trubion Pharmaceuticals Inc. (a)	1,704	17,040
United Therapeutics Corp. (a)	4,315	421,360
Valeant Pharmaceuticals International (a)	19,966	238,993
Vanda Pharmaceuticals Inc. (a)	5,380	37,014
Ventana Medical Systems Inc. (a)	5,665	494,158
ViroPharma Inc. (a)	15,148	120,275
Virtual Radiologic Corp. (a)	877	17,786
Visicu Inc. (a)	2,904	34,470
Vital Images Inc. (a)	3,458	62,486
Vital Signs Inc.	2,370	121,154
VIVUS Inc. (a)	11,589	60,031
Volcano Corp. (a)	5,701	71,319
West Pharmaceutical Services Inc.	6,828	277,149
Wright Medical Group Inc. (a)	7,211	210,345
Xenoport Inc. (a)	4,537	253,528
XOMA Ltd. (a)	26,359	89,357
Zoll Medical Corp. (a)	4,104	109,659
ZymoGenetics Inc. (a)	8,495	99,137
		36,763,022

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Materials & Processes (9.58%)
A. Schulman Inc.	5,505	$118,633
Aaon Inc.	2,659	52,701
AbitibiBowater Inc.	11,248	231,821
Acuity Brands Inc.	9,018	405,810
Aecom Technology Corp. (a)	8,934	255,244
AEP Industries Inc. (a)	1,269	40,621
Alico Inc.	700	25,550
AM Castle & Co.	3,003	81,652
AMCOL International Corp.	5,265	189,698
American Vanguard Corp.	3,937	68,307
Ameron International Corp.	1,938	178,587
Ampco-Pittsburgh Corp.	1,373	52,352
AMREP Corp.	461	14,084
Apex Silver Mines Ltd. (a)	11,858	180,716
Apogee Enterprises Inc.	5,880	100,607
AptarGroup Inc.	14,232	582,231
Arch Chemicals Inc.	4,915	180,626
Balchem Corp.	3,618	80,971
Barnes Group Inc.	9,636	321,746
Beacon Roofing Supply Inc. (a)	8,887	74,828
Bluegreen Corp. (a)	3,876	27,868
BlueLinx Holdings Inc.	2,332	9,165
Brookfield Homes Corp.	2,200	34,760
Brush Engineered Materials Inc. (a)	4,124	153,413
Buckeye Technologies Inc. (a)	7,652	95,650
Builders Firstsource Inc. (a)	3,994	28,837
Building Materials Holding Corp.	5,984	33,091
Cabot Microelectronics Corp. (a)	4,811	172,763
Cadiz Inc. (a)	2,435	51,135
Cal Dive International Inc. (a)	9,374	124,112
Calgon Carbon Corp. (a)	8,066	128,169
Century Aluminum Co. (a)	6,073	327,578
Ceradyne Inc. (a)	5,705	267,736
CF Industries Holdings Inc.	11,478	1,263,269
Chesapeake Corp.	4,435	23,018
China Architectural Engineering Inc. (a)	1,127	9,749
CIRCOR International Inc.	3,332	154,471
Clarcor Inc.	10,565	401,153
Claymont Steel Holdings Inc. (a)	1,827	42,660
Clean Harbors Inc. (a)	3,456	178,675
Coeur d’Alene Mines Corp. (a)	95,375	471,152
Comfort Systems USA Inc.	8,227	105,141
Compass Minerals International Inc.	6,645	272,445
Deltic Timber Corp.	2,151	110,755
Drew Industries Inc. (a)	3,855	105,627
Dycom Industries Inc. (a)	8,585	228,790
Dynamic Materials Corp.	2,599	153,081
EMCOR Group Inc. (a)	13,285	313,925
Encore Wire Corp.	4,577	72,866
Energy Conversion Devices Inc. (a)	8,352	281,045
EnerSys (a)	4,296	107,228
ENGlobal Corp. (a)	3,470	39,419
Esmark Inc. (a)	2,535	35,820

	Shares	Value
Common Stocks (Cont.)
Materials & Processes (Cont.)
Exide Technologies (a)	15,818	$126,544
Ferro Corp.	9,097	188,581
General Moly Inc. (a)	9,905	115,591
Genlyte Group Inc. (a)	5,716	544,163
Georgia Gulf Corp.	6,751	44,692
Gibraltar Industries Inc.	5,149	79,398
Glatfelter	9,431	144,389
Goodman Global Inc. (a)	7,942	194,897
GrafTech International Ltd. (a)	21,676	384,749
Granite Construction Inc.	7,573	273,991
Graphic Packaging Corp. (a)	15,579	57,486
Great Lakes Dredge & Dock Co.	2,581	22,506
Greif Inc.	6,890	450,399
Griffon Corp. (a)	6,174	76,866
Haynes International Inc. (a)	2,347	163,116
HB Fuller Co.	12,542	281,568
Hecla Mining Co. (a)	25,492	238,350
Hercules Inc.	24,123	466,780
Hexcel Corp. (a)	19,520	473,946
Hilltop Holdings Inc. (a)	9,918	108,305
Horsehead Holding Corp. (a)	1,159	19,668
Innerworkings Inc. (a)	4,965	85,696
Innophos Holdings Inc.	4,230	62,942
Innospec Inc.	4,884	83,809
Insituform Technologies Inc. (a)	5,410	80,068
Insteel Industries Inc.	3,675	43,108
Integrated Electrical Services Inc. (a)	2,657	49,925
Interline Brands Inc. (a)	5,549	121,579
Kaiser Aluminum Corp.	3,120	247,978
Kaydon Corp.	5,942	324,077
Koppers Holdings Inc.	3,592	155,318
Kronos Worldwide Inc.	505	8,812
L.B. Foster Co. (a)	2,105	108,892
Ladish Co. Inc. (a)	2,978	128,620
Landec Corp. (a)	4,389	58,813
Layne Christensen Co. (a)	3,395	167,068
LSB Industries Inc. (a)	3,439	97,049
LSI Industries Inc.	3,668	66,758
Medis Technologies Ltd. (a)	4,644	71,657
Mercer International Inc.-SBI (a)	6,736	52,743
Metal Management Inc.	5,374	244,678
MGP Ingredients Inc.	1,677	15,797
Michael Baker Corp. (a)	1,426	58,609
Minerals Technologies Inc.	3,971	265,858
Mueller Industries Inc.	7,797	226,035
Mueller Water Products Inc.	24,279	231,136
Multi-Color Corp.	1,903	52,275
Myers Industries Inc.	5,713	82,667
NCI Building Systems Inc. (a)	4,056	116,772
Neenah Paper Inc.	2,989	87,129
NewMarket Corp.	3,106	172,973
NL Industries Inc.	1,462	16,711
Northwest Pipe Co. (a)	1,765	69,082

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Materials & Processes (Cont.)
Nuco2 Inc. (a)	3,307	$82,344
Olin Corp.	15,186	293,545
Olympic Steel Inc.	1,978	62,722
OM Group Inc. (a)	6,230	358,474
Perini Corp. (a)	5,587	231,413
PGT Inc. (a)	2,169	10,324
PolyOne Corp. (a)	20,044	131,889
Polypore International Inc. (a)	3,105	54,337
Quanex Corp.	7,697	399,474
Raven Industries Inc.	3,363	129,106
RBC Bearings Inc. (a)	4,281	186,052
Resource Capital Corp.	4,351	40,508
Rock-Tenn Co. Class A	7,507	190,753
Rockwood Holdings Inc. (a)	7,423	246,592
Royal Gold Inc.	5,260	160,535
RTI International Metals Inc. (a)	4,822	332,380
SAIC Inc. (a)	34,465	693,436
Schnitzer Steel Industries Inc.	4,547	314,334
Schweitzer-Mauduit International Inc.	3,207	83,093
Senomyx Inc. (a)	6,106	45,734
ShengdaTech Inc. (a)	6,284	90,804
Silgan Holdings Inc.	5,185	269,309
Simpson Manufacturing Co. Inc.	7,527	200,143
Spartech Corp.	6,477	91,326
Stepan Co.	1,373	44,664
Stillwater Mining Co. (a)	8,336	80,526
Stratus Properties Inc. (a)	945	32,073
Superior Essex Inc. (a)	4,175	100,200
Symyx Technologies Inc. (a)	6,713	51,556
Tejon Ranch Co. (a)	2,224	90,850
Terra Industries Inc. (a)	19,262	919,953
Texas Industries Inc.	5,666	397,187
The Andersons Inc.	3,171	142,061
Thomas Properties Group Inc.	4,704	50,709
Tredegar Corp.	6,334	101,851
Trex Co. Inc. (a)	2,368	20,081
TriMas Corp. (a)	2,706	28,657
Tronox Inc. Class B	8,545	73,914
U.S. Gold Corp. (a)	12,068	35,721
UAP Holding Corp.	10,525	406,265
Universal Forest Products Inc.	3,363	99,074
Universal Stainless & Alloy Products Inc. (a)	1,319	46,917
Uranium Resources Inc. (a)	10,501	131,052
US Concrete Inc. (a)	6,775	22,561
USEC Inc. (a)	22,416	201,744
Valhi Inc.	1,277	20,355
Valmont Industries Inc.	3,805	339,102
Watsco Inc.	4,660	171,302
Wausau Paper Corp.	9,041	81,279
Worthington Industries Inc.	14,478	258,867
WR Grace & Co. (a)	14,559	381,155
Xerium Technologies Inc.	4,525	23,530

	Shares	Value
Common Stocks (Cont.)
Materials & Processes (Cont.)
Zoltek Companies Inc. (a)	5,264	$225,668
		26,449,471
Oil & Gas (5.58%)
Allis-Chalmers Energy Inc. (a)	5,069	74,768
Alon USA Energy Inc.	2,813	76,457
Alpha Natural Resources Inc. (a)	13,600	441,728
APCO Argentina Inc.	2,040	56,141
Arena Resources Inc. (a)	6,265	261,313
ATP Oil & Gas Corp. (a)	4,555	230,210
Atwood Oceanics Inc. (a)	5,634	564,752
Aventine Renewable Energy Holdings Inc. (a)	6,323	80,682
Basic Energy Services Inc. (a)	8,652	189,911
Berry Petroleum Co.	8,295	368,713
Bill Barrett Corp. (a)	6,528	273,327
Bois d’Arc Energy Inc. (a)	3,890	77,217
BPZ Resources Inc. (a)	10,557	118,027
Brigham Exploration Co. (a)	10,107	76,005
Bronco Drilling Co. Inc. (a)	5,159	76,611
Callon Petroleum Co. (a)	4,552	74,880
CARBO Ceramics Inc.	4,134	153,785
Carrizo Oil & Gas Inc. (a)	4,983	272,819
Clayton Williams Energy Inc. (a)	1,040	32,406
Clean Energy Fuels Corp. (a)	2,330	35,276
Complete Production Services Inc. (a)	9,120	163,886
Comstock Resources Inc. (a)	9,147	310,998
Concho Resources Inc. (a)	4,774	98,392
Contango Oil & Gas Co. (a)	2,671	135,927
CVR Energy Inc. (a)	4,149	103,476
Dawson Geophysical Co. (a)	1,562	111,621
Delek US Holdings Inc.	2,407	48,694
Delta Petroleum Corp. (a)	14,001	263,919
Dril-Quip Inc. (a)	5,600	311,696
Edge Petroleum Corp. (a)	5,851	34,696
Encore Acquisition Co. (a)	10,885	363,233
Energy Infrastructure Acquisition Corp. (a)	4,249	43,085
Energy Partners Ltd. (a)	5,826	68,805
Evergreen Solar Inc. (a)	17,546	303,019
EXCO Resources Inc. (a)	13,189	204,166
Exterran Holdings Inc. (a)	12,392	1,013,666
Flotek Industries Inc. (a)	3,658	131,834
FuelCell Energy Inc. (a)	13,467	133,593
FX Energy Inc. (a)	7,315	41,549
GeoGlobal Resources Inc. (a)	6,013	29,764
Geokinetics Inc. (a)	1,367	26,588
Geomet Inc. (a)	3,972	20,654
GMX Resources Inc. (a)	2,364	76,310
Goodrich Petroleum Corp. (a)	3,239	73,266
Grey Wolf Inc. (a)	39,303	209,485
Gulf Island Fabrication Inc.	2,496	79,148

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Oil & Gas (Cont.)
Gulfport Energy Corp. (a)	4,116	$75,158
Harvest Natural Resources Inc. (a)	7,698	96,225
Hercules Offshore Inc. (a)	17,122	407,161
Hornbeck Offshore Services Inc. (a)	4,667	209,782
ION Geophysical Corp. (a)	14,794	233,449
Lufkin Industries Inc.	3,132	179,432
Mariner Energy Inc. (a)	18,113	414,426
Markwest Hydrocarbon Inc.	1,314	82,322
Matrix Service Co. (a)	5,330	116,301
McMoRan Exploration Co. (a)	8,843	115,755
Meridian Resource Corp. (a)	17,737	32,104
NATCO Group Inc. (a)	3,781	204,741
Newpark Resources Inc. (a)	18,582	101,272
Nova Biosource Fuels Inc. (a)	7,484	21,704
Oil States International Inc. (a)	10,161	346,693
Oilsands Quest Inc. (a)	25,127	102,518
Pacific Ethanol Inc. (a)	7,206	59,161
Parallel Petroleum Corp. (a)	8,144	143,579
Parker Drilling Co. (a)	23,518	177,561
Penn Virginia Corp.	7,709	336,344
Petrohawk Energy Corp. (a)	35,177	608,914
Petroleum Development Corp. (a)	3,155	186,555
Petroquest Energy Inc. (a)	8,556	122,351
Pioneer Drilling Co. (a)	9,992	118,705
Rex Energy Corp. (a)	1,989	23,729
Rosetta Resources Inc. (a)	10,721	212,598
RPC Inc.	6,496	76,068
Stone Energy Corp. (a)	4,962	232,767
SulphCo Inc. (a)	9,586	50,039
Superior Offshore International Inc. (a)	2,031	10,196
Superior Well Services Inc. (a)	3,153	66,907
Swift Energy Co. (a)	6,110	269,512
T-3 Energy Services Inc. (a)	1,298	61,019
Tetra Tech Inc. (a)	12,258	263,547
Toreador Resources Corp. (a)	2,859	19,984
Trico Marine Services Inc. (a)	2,427	89,848
TXCO Resources Inc. (a)	6,873	82,888
Union Drilling Inc. (a)	2,799	44,140
VAALCO Energy Inc. (a)	13,284	61,771
Venoco Inc. (a)	3,133	62,441
Verenium Corp. (a)	8,058	40,209
W-H Energy Services Inc. (a)	6,378	358,507
Warren Resources Inc. (a)	11,796	166,678
Whiting Petroleum Corp. (a)	8,705	501,930
Willbros Group Inc. (a)	7,716	295,446
		15,418,935
Technology (13.85%)
3Com Corp (a)	80,935	365,826
3D Systems Corp. (a)	3,684	56,881
3PAR Inc. (a)	1,646	21,069

	Shares	Value
Common Stocks (Cont.)
Technology (Cont.)
Acacia Research - Acacia Technologies (a)	5,802	$52,102
ACI Worldwide Inc. (a)	7,497	142,743
Acme Packet Inc. (a)	4,449	56,013
Actel Corp. (a)	5,194	70,950
Actuate Corp. (a)	12,076	93,831
Adaptec Inc. (a)	24,212	81,837
Adtran Inc.	12,407	265,262
Advanced Analogic Technologies Inc. (a)	7,946	89,631
Agilysys Inc.	5,650	85,428
American Reprographics Co. (a)	6,204	102,242
American Science & Engineering Inc.	1,828	103,739
AMIS Holdings Inc. (a)	13,390	134,168
Amkor Technology Inc. (a)	22,207	189,426
ANADIGICS Inc. (a)	11,960	138,377
Anaren Inc. (a)	3,472	57,253
Anixter International Inc. (a)	6,437	400,832
Ansoft Corp. (a)	3,359	86,830
Ansys Inc. (a)	16,097	667,382
Applied Micro Circuits Corp. (a)	14,723	128,679
Ariba Inc. (a)	16,610	185,202
Arrowhead Research Corp. (a)	6,754	25,530
Art Technology Group Inc. (a)	26,855	116,014
Aruba Networks Inc. (a)	1,621	24,169
AsiaInfo Holdings Inc. (a)	6,288	69,168
Aspen Technology Inc. (a)	18,400	298,448
Atheros Communications (a)	11,526	352,004
AuthenTec Inc. (a)	1,517	22,042
Avanex Corp. (a)	29,405	29,405
Avid Technology Inc. (a)	8,385	237,631
Avocent Corp. (a)	10,658	248,438
BearingPoint Inc. (a)	40,843	115,586
Bel Fuse Inc.	2,350	68,785
Benchmark Electronics Inc. (a)	15,261	270,578
BigBand Networks Inc. (a)	2,509	12,896
Black Box Corp.	3,632	131,369
Blackbaud Inc.	9,250	259,370
Blackboard Inc. (a)	6,000	241,500
BladeLogic Inc. (a)	1,094	32,350
Blue Coat Systems Inc. (a)	5,903	194,032
Borland Software Corp. (a)	14,889	44,816
Bottomline Technologies Inc. (a)	4,405	61,670
CACI International Inc. (a)	6,486	290,378
Cavium Networks Inc. (a)	1,322	30,432
Cbeyond Inc. (a)	4,176	162,822
Checkpoint Systems Inc. (a)	8,436	219,167
Chordiant Software Inc. (a)	6,542	55,934
Ciber Inc. (a)	10,682	65,267
Cirrus Logic Inc. (a)	18,121	95,679
CMGI Inc. (a)	10,483	137,222
Cogent Communications Group Inc. (a)	10,511	249,216
Cogent Inc. (a)	8,911	99,358
Coleman Cable Inc. (a)	1,615	15,262

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Technology (Cont.)
Commvault Systems Inc. (a)	7,223	$152,983
Compellent Technologies Inc. (a)	1,480	17,804
comScore Inc. (a)	1,239	40,429
COMSYS IT Partners Inc. (a)	3,725	58,781
Comtech Group Inc. (a)	4,040	65,084
Comtech Telecommunications Corp. (a)	4,847	261,786
Comverge Inc. (a)	1,093	34,419
Concur Technologies Inc. (a)	8,915	322,812
Conexant Systems Inc. (a)	100,366	83,304
Constant Contact Inc. (a)	1,498	32,207
CPI International Inc. (a)	1,529	26,146
Cray Inc. (a)	6,550	39,235
CSG Systems International Inc. (a)	7,866	115,788
Cubic Corp.	3,103	121,638
Daktronics Inc.	6,427	145,057
Data Domain Inc. (a)	1,865	49,124
DealerTrack Holdings Inc. (a)	7,554	252,832
Deltek Inc. (a)	2,025	30,841
Digi International Inc. (a)	5,106	72,454
Digital River Inc. (a)	8,651	286,089
Diodes Inc. (a)	6,258	188,178
Ditech Networks Inc. (a)	6,645	23,058
DivX Inc. (a)	4,671	65,394
Double-Take Software Inc. (a)	1,687	36,642
DSP Group Inc. (a)	6,510	79,422
Eagle Test Systems Inc. (a)	2,534	32,385
Echelon Corp. (a)	6,071	125,305
Electronics for Imaging Inc. (a)	11,999	269,738
EMS Technologies Inc. (a)	3,251	98,310
Emulex Corp. (a)	17,930	292,618
EnergySolutions Inc. (a)	6,020	162,480
Epicor Software Corp. (a)	11,728	138,156
EPIQ Systems Inc. (a)	5,194	90,428
Equinix Inc. (a)	7,463	754,285
eSpeed Inc. (a)	3,713	41,957
Exar Corp. (a)	8,966	71,459
Excel Technology Inc. (a)	2,637	71,463
Extreme Networks Inc. (a)	23,871	84,503
FalconStor Software Inc. (a)	6,632	74,676
Finisar Corp. (a)	54,020	78,329
Flir Systems Inc. (a)	27,470	859,811
Formfactor Inc. (a)	9,962	329,742
Foundry Networks Inc. (a)	30,262	530,190
Gartner Inc. (a)	14,603	256,429
Genesis Microchip Inc. (a)	7,324	62,767
GeoEye Inc. (a)	3,571	120,164
Gerber Scientific Inc. (a)	4,955	53,514
Guidance Software Inc. (a)	773	10,776
Harmonic Inc. (a)	16,117	168,906
Harris Stratex Networks Inc. Class A (a)	5,116	85,437
Hittite Microwave Corp. (a)	3,331	159,089
Hughes Communications Inc. (a)	1,329	72,577
Hutchinson Technology Inc. (a)	5,357	140,996

	Shares	Value
Common Stocks (Cont.)
Technology (Cont.)
Hypercom Corp. (a)	10,454	$52,061
i2 Technologies Inc. (a)	3,095	38,997
ICx Technologies Inc. (a)	1,105	10,630
iGate Corp. (a)	4,500	38,115
IHS Inc. (a)	6,533	395,638
II-VI Inc. (a)	4,812	147,007
Imation Corp.	7,295	153,195
Imergent Inc.	2,475	26,210
Immersion Corp. (a)	6,119	79,241
Informatica Corp. (a)	18,273	329,279
Innovative Solutions & Support Inc. (a)	2,682	25,989
Integral Systems Inc.	2,327	54,126
Interactive Intelligence Inc. (a)	2,630	69,301
Intermec Inc. (a)	12,747	258,892
Internet Brands Inc. (a)	1,245	8,752
Internet Capital Group Inc. (a)	7,754	91,032
InterVoice Inc. (a)	8,226	65,726
Interwoven Inc. (a)	8,725	124,070
Ionatron Inc. (a)	7,517	21,499
IPG Photonics Corp. (a)	2,031	40,600
iRobot Corp. (a)	3,102	56,084
Isilon Systems Inc. (a)	1,742	8,849
Ixia (a)	9,657	91,548
IXYS Corp. (a)	5,453	43,733
j2 Global Communications Inc. (a)	10,425	220,697
Jack Henry & Associates Inc.	16,286	396,401
JDA Software Group Inc. (a)	5,183	106,044
Kemet Corp. (a)	16,969	112,504
Keynote Systems Inc. (a)	3,178	44,651
L-1 Identity Solutions Inc. (a)	12,557	225,398
Lattice Semiconductor Corp. (a)	23,074	74,990
Lawson Software Inc. (a)	25,286	258,929
Limelight Networks Inc. (a)	3,323	22,895
Lionbridge Technologies Inc. (a)	12,075	42,866
LivePerson Inc. (a)	9,134	48,776
Loral Space & Communications Inc. (a)	2,325	79,631
Macrovision Corp. (a)	11,099	203,445
Magma Design Automation Inc. (a)	8,558	104,493
Manhattan Associates Inc. (a)	5,471	144,216
ManTech International Corp. (a)	4,036	176,858
Mentor Graphics Corp. (a)	18,774	202,384
Mercadolibre Inc. (a)	3,331	246,094
Mercury Computer Systems Inc. (a)	4,775	76,925
Methode Electronics Inc.	7,655	125,848
Micrel Inc.	11,154	94,251
MICROS Systems Inc. (a)	8,380	587,941
Microsemi Corp. (a)	15,889	351,782
MicroStrategy Inc. (a)	1,940	184,494
Microtune Inc. (a)	10,783	70,413
MIPS Technologies Inc. (a)	8,453	41,927
Monolithic Power Systems Inc. (a)	4,758	102,154
Monotype Imaging Holdings Inc. (a)	2,069	31,387
MRV Communications Inc. (a)	35,334	81,975

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Technology (Cont.)
MSC.Software Corp. (a)	8,787	$114,143
MTS Systems Corp.	3,615	154,252
Multi-Fineline Electronix Inc. (a)	2,048	35,512
Ness Technologies Inc. (a)	6,821	62,958
Netezza Corp. (a)	2,096	28,925
Netgear Inc. (a)	7,050	251,473
Netlogic Microsystems Inc. (a)	3,463	111,509
Network Equipment Technologies Inc. (a)	5,396	45,434
Newport Corp. (a)	7,069	90,413
Nextwave Wireless Inc. (a)	5,557	29,897
Novatel Wireless Inc. (a)	6,692	108,410
Nuance Communications Inc. (a)	27,416	512,131
Omniture Inc. (a)	7,254	241,486
Omnivision Technologies Inc. (a)	11,645	182,244
ON Semiconductor Corp. (a)	50,701	450,225
On2 Technologies Inc. (a)	22,852	23,309
OpenTV Corp. Class A (a)	18,441	24,342
Openwave Systems Inc.	16,611	43,189
Oplink Communications Inc. (a)	4,561	70,011
Optium Corp. (a)	2,477	19,519
OSI Systems Inc. (a)	3,260	86,292
Packeteer Inc. (a)	7,597	46,798
PAETEC Holding Corp. (a)	15,219	148,385
Palm Inc.	20,941	132,766
Parametric Technology Corp. (a)	23,891	426,454
Park Electrochemical Corp.	4,185	118,184
PDF Solutions Inc. (a)	4,950	44,600
Pegasystems Inc.	2,631	31,388
Pericom Semiconductor Corp. (a)	5,503	102,906
Perot Systems Corp. (a)	18,286	246,861
Plexus Corp. (a)	9,679	254,171
PLX Technology Inc. (a)	5,747	53,447
PMC-Sierra Inc. (a)	44,666	292,116
Polycom Inc. (a)	19,013	528,181
Progress Software Corp. (a)	8,528	287,223
PROS Holdings Inc. (a)	1,623	31,843
QAD Inc.	2,688	25,106
Quantum Corp. (a)	41,194	110,812
Quest Software Inc. (a)	14,033	258,769
Rackable Systems Inc. (a)	5,777	57,770
Radiant Systems Inc. (a)	5,269	90,785
Radisys Corp. (a)	4,488	60,139
RealNetworks Inc. (a)	20,392	124,187
RF Micro Devices Inc. (a)	55,278	315,637
RightNow Technologies Inc. (a)	3,647	57,805
Rimage Corp. (a)	2,095	54,365
Rogers Corp. (a)	3,719	161,293
Rubicon Technology Inc. (a)	1,435	34,081
S1 Corp. (a)	11,074	80,840
Safeguard Scientifics Inc. (a)	24,211	43,580
Sapient Corp. (a)	16,440	144,836
SAVVIS Inc. (a)	5,563	155,263

	Shares	Value
Common Stocks (Cont.)
Technology (Cont.)
Scansource Inc. (a)	5,252	$169,902
SeaChange International Inc. (a)	5,917	42,780
Secure Computing Corp. (a)	9,933	95,357
Semtech Corp. (a)	13,081	203,017
SI International Inc. (a)	2,561	70,351
Sigma Designs Inc. (a)	5,853	323,086
Silicon Graphics Inc. (a)	1,405	25,683
Silicon Image Inc. (a)	19,078	86,233
Silicon Storage Technology Inc. (a)	19,095	57,094
SiRF Technology Holdings Inc. (a)	12,516	314,527
Skyworks Solutions Inc. (a)	33,429	284,146
Smart Modular Technologies (WWH) Inc. (a)	10,040	102,207
Smith Micro Software Inc. (a)	5,988	50,718
Solera Holdings Inc. (a)	5,292	131,136
SonicWALL Inc. (a)	13,461	144,302
Sonus Networks Inc. (a)	55,606	324,183
Sourcefire Inc. (a)	1,313	10,950
SourceForge Inc. (a)	13,529	33,146
Spansion Inc. Class A (a)	18,004	70,756
SPSS Inc. (a)	3,717	133,477
SRA International Inc. (a)	8,683	255,714
Standard Microsystems Corp. (a)	4,818	188,239
Stanley Inc. (a)	1,581	50,624
Starent Networks Corp. (a)	2,528	46,136
STEC Inc. (a)	6,441	56,294
Stratasys Inc. (a)	4,166	107,649
SuccessFactors Inc. (a)	2,235	26,418
Super Micro Computer Inc. (a)	1,872	14,358
Supertex Inc. (a)	2,250	70,402
Switch & Data Facilities Co. (a)	2,645	42,373
Sybase Inc. (a)	18,988	495,397
Sycamore Networks Inc. (a)	38,016	145,981
Sykes Enterprises Inc. (a)	7,057	127,026
Synaptics Inc. (a)	5,239	215,637
Synchronoss Technologies Inc. (a)	3,718	131,766
Syniverse Holdings Inc. (a)	5,770	89,897
SYNNEX Corp. (a)	3,272	64,131
Syntax-Brillian Corp. (a)	10,603	32,657
Syntel Inc.	2,567	98,881
Taleo Corp. (a)	3,322	98,929
TechTarget (a)	1,515	22,392
Techwell Inc. (a)	2,992	32,942
Tekelec (a)	12,910	161,375
Terremark Worldwide Inc. (a)	10,152	65,988
Tessera Technologies Inc. (a)	9,948	413,837
TIBCO Software Inc. (a)	39,996	322,768
Trident Microsystems Inc. (a)	11,558	75,820
TriQuint Semiconductor Inc. (a)	29,391	194,862
TriZetto Group Inc. (a)	9,327	162,010
TTM Technologies Inc. (a)	8,434	98,340
Tyler Technologies Inc. (a)	7,939	102,334
Ultimate Software Group Inc. (a)	5,277	166,067

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Technology (Cont.)
Unica Corp. (a)	1,956	$18,093
Universal Display Corp. (a)	5,572	115,173
UTStarcom Inc. (a)	21,729	59,755
Varian Inc. (a)	6,363	415,504
VASCO Data Security International Inc. (a)	5,668	158,251
Veraz Networks Inc. (a)	1,763	8,498
ViaSat Inc. (a)	5,029	173,148
Vignette Corp. (a)	5,805	84,811
Virtusa Corp. (a)	912	15,805
Visual Sciences Inc. (a)	4,077	75,343
Vocus Inc. (a)	2,642	91,228
Volterra Semiconductor Corp. (a)	4,480	49,414
Vonage Holdings Corp. (a)	12,878	29,619
Websense Inc. (a)	9,088	154,314
Wind River Systems Inc. (a)	15,279	136,441
Zoran Corp. (a)	10,131	228,049
		38,251,187
Telecommunications (1.26%)
Airvana Inc. (a)	1,762	9,568
Alaska Communications Systems Group Inc.	8,783	131,745
Atlantic Tele-Network Inc.	1,874	63,304
Centennial Communications Corp. (a)	5,493	51,030
Cincinnati Bell Inc. (a)	52,344	248,634
Consolidated Communications Holdings Inc.	4,677	93,072
FairPoint Communications Inc.	7,334	95,489
FiberTower Corp. (a)	21,517	49,059
General Communication Inc. Class A (a)	10,992	96,180
Global Crossing Ltd. (a)	7,514	165,684
Globalstar Inc. (a)	4,018	32,144
Golden Telecom Inc. (a)	3,259	328,996
Hungarian Telephone & Cable Corp. (a)	665	11,764
iBasis Inc.	6,638	34,053
ICO Global Communications Holdings Ltd. (a)	21,026	66,863
IDT Corp. Class B	10,343	87,398
Infinera Corp. (a)	3,311	49,135
Iowa Telecommunications Services Inc.	7,019	114,129
iPCS Inc.	3,864	139,065
Neutral Tandem Inc. (a)	1,318	25,068
North Pittsburgh Systems Inc.	3,609	81,888
NTELOS Holdings Corp.	5,647	167,659
Orbcomm Inc. (a)	5,308	33,387
Premiere Global Services Inc. (a)	12,881	191,283
RCN Corp. (a)	6,202	96,689
Rural Cellular Corp. Class A (a)	2,486	109,608
Shenandoah Telecommunications Co.	4,800	115,104
ShoreTel Inc. (a)	1,880	26,264
SureWest Communications	2,902	49,624

	Shares	Value
Common Stocks (Cont.)
Telecommunications (Cont.)
Time Warner Telecom Inc. (a)	29,862	$605,900
USA Mobility Inc. (a)	4,737	67,739
Virgin Mobile USA Inc. (a)	5,691	50,593
		3,488,118
Utilities & Energy (3.31%)
Allete Inc.	5,446	215,553
American States Water Co.	3,582	134,970
Aquila Inc. (a)	77,843	290,354
Atlas America Inc.	4,824	285,484
Avista Corp.	10,704	230,564
Black Hills Corp.	6,753	297,807
California Water Service Group	4,151	153,670
Central Vermont Public Service Corp.	2,126	65,566
CH Energy Group Inc.	3,752	167,114
Cleco Corp.	12,287	341,579
Consolidated Water Co. Ltd.	2,963	74,638
Crosstex Energy Inc.	7,754	288,759
El Paso Electric Co. (a)	9,465	242,020
Empire District Electric Co.	7,161	163,128
EnergySouth Inc.	1,543	89,494
EnerNOC Inc. (a)	972	47,725
Evergreen Energy Inc. (a)	16,810	37,486
Headwaters Inc. (a)	7,915	92,922
Idacorp Inc.	9,197	323,918
International Coal Group Inc. (a)	27,211	145,851
ITC Holdings Corp.	8,976	506,426
Laclede Group Inc.	4,609	157,812
MGE Energy Inc.	4,931	174,903
New Jersey Resources Corp.	5,940	297,119
Nicor Inc.	6,739	285,397
Northwest Natural Gas Co.	5,683	276,535
NorthWestern Corp.	7,940	234,230
Ormat Technologies Inc.	2,825	155,403
Otter Tail Corp.	6,139	212,409
Piedmont Natural Gas Co. Inc.	15,746	411,915
Pike Electric Corp. (a)	3,597	60,286
PNM Resources Inc.	15,631	335,285
Portland General Electric Co.	6,783	188,432
Rentech Inc. (a)	33,150	60,001
SJW Corp.	3,153	109,314
South Jersey Industries Inc.	6,253	225,671
Southwest Gas Corp.	7,714	229,646
Southwest Water Co.	5,019	62,838
UIL Holdings Corp.	5,410	199,900
Unisource Energy Corp.	7,428	234,353
US BioEnergy Corp. (a)	2,500	29,275
VeraSun Energy Corp. (a)	8,052	123,035
Westar Energy Inc.	20,449	530,447

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares or principal amount	Value
Common Stocks (Cont.)
Utilities & Energy (Cont.)
WGL Holdings Inc.	10,457	$342,571
		9,131,805
Total Common Stocks
(cost $234,793,831)		265,338,113
Short-term Investments (3.93%)
U.S. Treasury Bills,
3.115%, 03/27/2008 (c)	$10,936,000	10,853,892
Total Short-term Investments
(cost $10,854,615)		10,853,892
TOTAL INVESTMENTS (100.00%)
(cost $245,648,446)		276,192,005
LIABILITIES, NET OF CASH AND OTHER ASSETS (0.00%) (d)		(956)
NET ASSETS (100.00%)		$276,191,049

	Shares	Value
Securities Sold Short
KeyCorp (b)	1,074	$25,185

Total Securities Sold Short
(proceeds $25,185)		$25,185

(a)	Non-income producing security.

(b)	KeyCorp acquired USB Holding Co. Inc. effective January 2, 2008, by issuing 0.455 shares of KeyCorp, plus cash, for each outstanding share of USB Holding Co. Inc. In anticipation of this transaction, and because KeyCorp is not a security contained in the Russell 2000 Index, the Fund entered into a transaction to sell KeyCorp on December 31, 2007, with a settlement date of January 4, 2008. The sale was settled on January 4, 2008, with the shares received from the acquisition on January 2, 2008.

(c)	At December 31, 2007, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

(d)	Represents less than 0.005% of net assets.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2007

	Shares	Value
Common Stocks (98.49%) (a)
Australia (6.37%)
ABC Learning Centres Ltd.	10,075	$45,317
AGL Energy Ltd.	12,033	139,734
Alumina Ltd.	31,914	176,241
Amcor Ltd.	25,724	154,869
AMP Ltd.	52,910	458,038
Ansell Ltd.	2,152	22,604
Aristocrat Leisure Ltd.	9,841	96,186
Asciano Group	15,292	92,981
Australia & New Zealand Banking Group Ltd.	52,280	1,248,076
Australian Stock Exchange	4,863	255,370
AXA Asia Pacific Holdings Ltd.	24,556	157,586
Babcock & Brown Ltd.	6,588	154,586
Bendigo Bank Ltd.	7,285	93,748
BHP Billiton Ltd.	94,435	3,293,186
Billabong International Ltd.	4,906	63,361
BlueScope Steel Ltd.	21,227	177,750
Boart Longyear Group (b)	37,609	77,413
Boral Ltd.	17,910	95,277
Brambles Ltd.	39,941	400,067
Caltex Australia Ltd.	3,766	63,439
Centro Properties Group	22,727	19,830
Centro Retail Group	32,506	27,048
CFS Retail Property Trust	42,893	87,511
Challenger Financial Service	11,455	49,496
Coca-Cola Amatil Ltd.	14,114	116,424
Cochlear Ltd.	1,570	102,390
Commonwealth Bank of Australia	36,610	1,882,949
Commonwealth Property Office Fund	21,378	28,781
Computershare Ltd.	14,478	124,589
Crown Ltd. (b)	12,695	149,558
CSL Ltd.	15,497	489,742
CSR Ltd.	27,982	75,586
DB RREEF Trust	78,947	137,477
Downer Edi Ltd.	4,620	21,643
Fairfax Media Ltd.	31,836	129,686
Fortescue Metals Group Ltd. (b)	36,110	237,216
Foster’s Group Ltd.	55,486	316,629
Futuris Corp. Ltd.	8,912	16,676
Goodman Fielder Ltd.	29,539	48,713
Goodman Group	40,828	173,336
GPT Group	57,113	200,525
Harvey Norman Holdings Ltd.	13,901	81,958
Iluka Resources Ltd.	3,658	14,658
ING Industrial Fund	14,334	31,680
Insurance Australia Group Ltd.	52,215	187,470
James Hardie Industries NV	14,248	79,838
Leighton Holdings Ltd.	3,950	208,496
Lend Lease Corp. Ltd.	10,206	153,733
Lion Nathan Ltd.	7,514	62,938
Macquarie Airports	20,130	70,925
Macquarie Communications Infrastructure Group	6,475	30,569

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Macquarie Group Ltd.	7,578	$505,783
Macquarie Infrastructure Group	71,850	189,571
Macquarie Office Trust	54,067	65,940
Mirvac Group	28,118	146,587
National Australia Bank Ltd.	45,626	1,499,222
Newcrest Mining Ltd.	12,650	363,871
Onesteel Ltd.	20,804	111,304
Orica Ltd.	8,611	237,654
Origin Energy Ltd.	24,277	186,975
Oxiana Ltd.	38,645	116,136
Pacific Brands Ltd.	7,581	21,477
Paladin Energy Ltd. (b)	15,743	91,765
Paperlinx Ltd.	7,055	16,307
Perpetual Ltd.	1,149	66,330
Qantas Airways Ltd.	25,282	119,829
QBE Insurance Group Ltd.	24,734	716,340
Rio Tinto Ltd.	8,044	933,495
Santos Ltd.	16,384	200,838
Sonic Healthcare Ltd.	8,584	124,954
St George Bank Ltd.	6,820	187,198
Stockland	38,517	282,017
Suncorp-Metway Ltd.	26,671	392,701
Symbion Health Ltd.	9,556	33,143
Tabcorp Holding Ltd.	15,578	200,914
Tatts Group Ltd.	30,108	104,634
Telstra Corp. Ltd.	82,058	335,461
Telstra Corp. Ltd. Installment Receipts	42,553	117,380
Toll Holdings Ltd.	15,292	152,304
Transurban Group	29,505	175,753
Wesfarmers Ltd.	15,284	538,891
Wesfarmers Ltd. PPS (b)	4,724	168,406
Westfield Group	49,103	895,531
Westpac Banking Corp.	52,210	1,266,483
Woodside Petroleum Ltd.	13,515	590,937
Woolworths Ltd.	33,741	998,176
WorleyParsons Ltd.	4,140	186,048
Zinifex Ltd.	13,411	143,504
		25,107,758
Austria (0.57%)
Andritz AG	1,140	68,358
BWIN Interactive Entertainment AG (b)	287	11,120
Erste Bank der oesterreichischen Sparkassen AG	5,376	378,901
Flughafen Wien AG	141	16,257
IMMOEAST AG (b)	11,849	126,958
Immofinanz Immobilien Anlagen AG	11,819	119,178
Mayr-Melnhof Karton AG	117	12,640
Meinl European Land Ltd. (b)	8,545	117,308
Oest Elektrizatswirts AG Class A	2,180	151,263
OMV AG	4,698	378,555

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Austria (Cont.)
Raiffeisen International Bank Holding AG	991	$148,674
RHI AG (b)	395	16,112
Telekom Austria AG	10,053	277,120
VoestAlpine AG	3,151	225,418
Wiener Staedtische Versicherung AG	960	76,817
Wienerberger AG	2,174	119,566

		2,244,245

Belgium (1.22%)
Agfa Gevaert NV	1,882	28,662
Barco NV	152	11,588
Bekaert NV	170	22,786
Belgacom SA	4,835	237,785
Cofinimmo	189	35,527
Colruyt SA	450	105,613
Compagnie Maritime Belge SA	206	17,789
Compagnie Nationale a Portefeuille	414	29,744
D’Ieteren NV	41	14,707
Delhaize Group	2,798	245,186
Dexia SA	14,903	373,493
Euronav SA	322	11,374
Fortis	58,048	1,516,866
Groupe Bruxelles Lambert SA	2,303	293,995
InBev NV	5,187	430,418
KBC Ancora	360	40,844
KBC GROEP NV	5,096	715,983
Mobistar SA	948	86,320
Omega Pharma SA	272	18,685
Solvay SA	1,760	245,711
UCB SA	3,212	145,556
Umicore	699	172,901

		4,801,533

Denmark (0.92%)
A P Moller-Maersk A/S Class A	8	84,512
A P Moller-Maersk A/S Class B	31	330,650
Bang & Olufsen A/S Class B	158	14,748
Carlsberg A/S Class B	899	108,094
Coloplast A/S Class B	708	61,079
Dampskibsselskabet Torm A/S	442	15,401
Danisco A/S	1,180	83,273
Danske Bank A/S	12,714	496,346
DSV A/S	5,800	126,739
East Asiatic Co. Ltd. A/S	250	19,329
FLSmidth & Co. A/S Class B	1,512	153,990
GN Store Nord (b)	2,938	22,987
H. Lundbeck A/S	764	20,504
Jyske Bank A/S (b)	1,743	136,702
NKT Holding A/S	341	30,594
Novo Nordisk A/S	13,558	883,993
Novozymes A/S Class B	1,332	150,936

	Shares	Value
Common Stocks (Cont.)
Denmark (Cont.)
Rockwool International A/S B Shares	200	$46,530
Sydbank A/S	1,850	79,116
Topdanmark A/S (b)	514	73,348
Trygvesta A/S	700	53,014
Vestas Wind Systems A/S (b)	5,203	561,131
William DeMant Holding (b)	658	60,363

		3,613,379

Finland (1.83%)
Amer Sports OYJ Class A	1,033	27,793
Cargotec Corp.	1,028	47,410
Elisa OYJ	4,269	130,318
Fortum OYJ	12,443	557,933
Kesko OYJ	1,815	99,040
Kone Corp. OYJ Class B	2,056	143,283
Konecranes OYJ	860	29,242
Metso OYJ	3,640	196,987
Neste Oil OYJ	3,730	131,500
Nokia OYJ	110,856	4,251,069
Nokian Renkaat OYJ	3,017	104,547
OKO Bank PLC Class A	2,696	51,322
Orion OYJ Class B	2,451	57,331
Outokumpu OYJ	3,375	103,564
Rautaruukki OYJ	2,314	98,724
Sampo OYJ A Shares	12,454	328,104
SanomaWSOY OYJ	2,121	60,407
Stora Enso OYJ R Shares	16,305	242,958
Tietoenator Corp. OYJ	1,081	24,136
UPM-Kymmene OYJ	14,893	300,807
Uponor OYJ	782	19,502
Wartsila OYJ Class B	1,868	141,114
YIT OYJ	3,407	74,030

		7,221,121

France (10.13%)
Accor SA	5,687	453,798
Aeroports de Paris (ADP)	984	100,483
Air France-KLM	3,523	122,900
Air Liquide SA	6,799	1,009,682
Alcatel-Lucent	65,933	478,757
Alstom	2,960	634,634
Atos Origin SA (b)	1,969	101,549
AXA	44,448	1,768,881
BNP Paribas	23,720	2,568,953
Bouygues	6,420	532,490
Business Objects SA (b)	2,673	162,962
Cap Gemini	3,892	244,094
Carrefour SA	16,865	1,310,271
Casino Guichard Perrachon SA	1,199	130,194
Christian Dior SA	685	89,857
CNP Assurances	1,273	165,335
Compagnie De Saint-Gobain	7,890	742,191

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Compagnie Generale de Geophysique- Veritas (b)	732	$206,677
Credit Agricole SA	18,425	620,464
Dassault Systemes SA	1,552	91,693
Eiffage SA (b)	517	50,824
Electricite de France	2,773	329,700
Essilor International SA	5,449	346,949
Eurazeo	314	40,146
European Aeronautic Defence and Space Co.	9,317	296,816
France Telecom SA	51,429	1,841,451
Gaz de France	5,509	321,567
Gecina SA	342	53,558
Groupe DANONE	12,268	1,097,510
Hermes International SCA	1,949	245,802
ICADE	551	81,985
Imerys SA	948	77,912
JC Decaux SA (b)	1,816	71,147
Klepierre	1,968	100,405
L’Oreal SA	7,015	1,002,709
Lafarge SA	4,137	749,866
Lagardere SCA	3,553	265,603
Legrand SA	1,302	44,361
LVMH Moet Hennessy Louis Vuitton SA	6,857	827,161
M6 Metropole Television	1,858	48,742
Michelin Class B	4,088	466,527
Natixis	4,952	94,987
Neopost SA	924	95,012
Neuf Cegetel	896	45,236
PagesJaunes SA	3,355	67,034
Pernod Ricard SA	2,471	569,228
Peugeot SA	4,351	329,099
PPR SA	2,189	350,980
Publicis Groupe SA	3,766	147,071
Renault SA	5,194	735,290
Safran SA	4,878	99,838
Sanofi-Aventis	28,723	2,624,545
Schneider Electric SA	6,136	829,576
SCOR SE	5,075	129,626
SES FDR	4,157	109,031
Societe BIC SA	720	51,474
Societe des Autoroutes Paris	668	65,374
Societe Generale Class A	10,491	1,514,552
Societe Television Francaise 1	3,413	90,832
Sodexho Alliance	2,693	165,040
STMicroelectronics NV	19,301	275,582
Suez SA	29,219	1,985,213
Technip SA	2,907	230,807
Thales SA	2,430	144,489
Thomson SA	6,744	95,186
Total SA	60,563	5,005,547
Unibail-Rodamco	1,844	403,345
Valeo SA	1,979	81,228

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Vallourec SA	1,356	$366,082
Veolia Environnement	9,850	895,596
Vinci SA	11,474	847,030
Vivendi	32,738	1,500,376
Wendel	415	59,806
Zodiac SA	1,102	70,322

		39,971,040

Germany (8.93%)
Adidas AG	5,652	419,477
Allianz SE Reg.	12,655	2,721,443
Altana AG	1,061	25,602
Arcandor AG (b)	1,895	45,223
BASF AG	13,775	2,039,021
Bayer AG	20,441	1,865,951
Bayerische Motoren Werke AG	4,531	280,615
Beiersdorf AG	2,512	194,306
Bilfinger Berger AG	1,074	81,980
Celesio AG	2,376	146,729
Commerzbank AG	17,666	670,914
Continental AG	4,292	560,594
Daimler AG	26,689	2,582,006
Deutsche Bank AG Reg.	14,278	1,860,969
Deutsche Boerse AG	5,640	1,111,116
Deutsche Lufthansa AG Reg.	6,177	164,358
Deutsche Post AG	21,994	753,832
Deutsche Postbank AG	2,343	208,080
Deutsche Telekom AG	80,154	1,760,943
Douglas Holding AG	471	27,183
E.On AG	17,531	3,720,209
Fraport AG	420	33,013
Fresenius Medical Care AG & Co. KGaA	5,352	286,866
GEA Group AG (b)	4,452	154,925
HeidelbergCement AG	331	50,846
Heidelberger Druckmaschinen AG	1,592	53,070
Henkel KGaA	2,886	147,198
Hochtief AG	1,190	159,565
Hypo Real Estate Holding AG	5,674	299,177
Infineon Technologies AG (b)	21,306	250,701
IVG Immobilien AG	2,488	84,889
K+S Group AG	1,035	246,441
Linde AG	3,345	442,416
MAN AG	3,148	521,571
Merck KGaA	1,830	236,240
Metro AG	4,590	385,699
MLP AG	896	14,145
Muenchener Rueckversicherungs Gesellschaft AG Reg.	5,843	1,132,704
Premiere AG (b)	1,408	26,514
Puma AG	182	71,841
Q-Cells AG (b)	1,340	189,821
QIAGEN NV (b)	2,580	56,001

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Rheinmetall AG	969	$76,853
RWE AG	12,533	1,754,070
Salzgitter AG	1,164	173,650
SAP AG	24,947	1,281,777
Siemens AG	23,952	3,801,519
Solarworld AG	2,412	146,147
Suedzucker AG	1,025	24,273
ThyssenKrupp AG	10,130	569,134
TUI AG (b)	6,201	172,884
Volkswagen AG	4,440	1,018,760
Wacker Chemie AG	218	62,769
Wincor Nixdorf AG	456	43,101

		35,209,131

Greece (0.75%)
Alpha Bank AE	10,829	391,436
Coca-Cola Hellenic Bottling Co. SA	4,455	191,914
EFG Eurobank Ergasias	8,697	304,652
Folli-Follie SA	100	3,722
Greek Org of Football Prognostics SA	6,370	254,217
Hellenic Exchanges SA	890	31,173
Hellenic Petroleum SA	3,019	49,420
Hellenic Technodomiki Tev SA	3,096	44,279
Hellenic Telecommunications Organization SA	8,419	307,414
Motor Oil (Hellas) Corinth Refineries SA	638	14,711
National Bank of Greece SA	11,303	773,699
Piraeus Bank SA	8,846	343,456
Public Power Corp. SA	2,839	148,682
Titan Cement Co. SA	1,660	75,249
Viohalco, Hellenic Copper and Aluminum Industry SA	2,850	41,097

		2,975,121

Hong Kong (2.38%)
ASM Pacific Technology	4,500	32,708
Bank of East Asia Ltd.	40,205	272,412
Belle International Holdings Ltd.	58,000	86,767
BOC Hong Kong Holdings Ltd.	105,000	291,125
C C Land Holdings Ltd.	30,000	42,908
Cathay Pacific Airways Ltd.	39,000	101,538
Cheung Kong Holdings Ltd.	42,000	767,288
Cheung Kong Infrastructure Holdings Ltd.	12,000	44,542
Chinese Estates Holdings Ltd.	16,000	28,818
CITIC International Financial Holdings Ltd.	20,000	12,491
CLP Holdings Ltd.	37,283	253,292
Esprit Holdings Ltd.	29,500	434,379
Fosun International (b)	45,500	42,596
Foxconn International Holdings Ltd. (b)	61,000	135,648
Giordano International Ltd.	22,000	10,494

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
Hang Lung Group Ltd.	12,000	$64,839
Hang Lung Properties Ltd.	58,000	259,137
Hang Seng Bank Ltd.	21,774	445,690
Henderson Land Development Co. Ltd.	27,926	259,342
Hong Kong & China Gas Co. Ltd.	104,187	317,355
Hong Kong Aircraft Engineering Co. Ltd.	2,000	53,980
Hong Kong Exchanges & Clearing Ltd.	30,000	840,981
Hongkong Electric Holdings Ltd.	37,500	214,598
Hopewell Holdings	16,000	73,355
Hutchison Telecommunications International Ltd.	38,000	57,278
Hutchison Whampoa Ltd.	60,210	678,257
Hysan Development Co. Ltd.	17,000	48,013
Kerry Properties Ltd.	18,000	143,120
Kingboard Chemicals Holdings Ltd.	16,000	94,520
Lee & Man Paper Manufacturing Ltd.	12,000	52,313
Li & Fung Ltd.	63,000	251,154
Lifestyle International Holdings Ltd.	19,000	51,169
Link REIT	60,000	129,180
Melco International Development Ltd.	21,000	31,373
MTR Corp.	40,000	145,818
New World Development Co. Ltd.	67,800	237,359
NWS Holdings Ltd.	11,000	34,885
Orient Overseas International Ltd.	6,600	48,351
Pacific Basin Shipping Ltd.	35,000	55,534
Parkson Retail Group Ltd.	2,500	29,833
PCCW Ltd.	123,000	72,695
Shangri-La Asia Ltd.	34,271	106,582
Shui On Land Ltd.	53,500	61,766
Shun Tak Holdings Ltd.	34,000	53,140
Sino Land Co. Ltd.	38,000	133,063
Sun Hung Kai Properties Ltd.	39,000	819,107
Swire Pacific Ltd. Class A	23,000	315,160
Television Broadcasts Ltd.	8,000	47,817
Tencent Holdings Ltd.	25,000	186,715
Tingyi (Cayman Islands) Holding Corp.	48,000	76,622
Wharf Holdings Ltd.	35,114	181,638
Wharf Holdings Ltd. Rights (b)	4,389	6,023
Wheelock and Co. Ltd.	11,000	33,681
Wing Hang Bank Ltd.	5,500	81,869
Yue Yuen Industrial Holdings Ltd.	15,500	55,506

		9,405,824

Ireland (0.64%)
Allied Irish Banks PLC	24,395	558,413
Anglo Irish Bank Corp. PLC	10,124	161,328
Bank of Ireland	27,794	413,406
CRH PLC	15,344	531,921
DCC PLC	1,091	30,935
Elan Corp. PLC (b)	13,286	290,184
Greencore Group PLC	2,214	14,534
IAWS Group PLC	1,761	38,866

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Ireland (Cont.)
Irish Life & Permanent PLC	7,589	$129,597
Kerry Group PLC Class A	3,471	110,636
Kingspan Group PLC	3,636	54,568
Paddy Power PLC	728	23,743
Ryanair Holdings PLC (b)	18,704	127,393
Smurfit Kappa Group PLC (b)	3,184	52,126

		2,537,650

Italy (3.88%)
AEM SpA (b)	11,062	50,651
Alleanza Assicurazioni SpA	12,056	156,317
Arnoldo Mondadori Editore SpA	1,167	9,568
Assicurazione Generali SpA	29,865	1,349,419
Autogrill SpA	3,167	53,759
Autostrade SpA	7,280	276,039
Banca Carige SpA	4,182	21,331
Banca Monte Dei Paschi di Siena SpA	32,096	171,097
Banca Popolare di Milano Scarl	11,828	160,204
Banco Popolare Scarl (b)	19,017	419,503
Bulgari SpA	4,232	59,326
Enel SpA	121,121	1,437,647
ENI SpA	73,043	2,660,970
Fiat SpA	20,177	518,314
Finmeccanica SpA	8,476	271,451
Fondiaria Sai SpA	2,180	89,264
IFIL Investments SpA	5,035	47,062
Intesa Sanpaolo	216,550	1,701,065
Intesa Sanpaolo RNC	26,794	194,969
Italcementi SpA	2,020	43,173
Italcementi SpA	921	14,382
Lottomatica SpA	1,829	66,845
Luxottica Group SpA	3,880	123,134
Mediaset SpA	21,311	214,296
Mediobanca SpA	13,878	284,693
Mediolanum SpA	7,055	56,419
Parmalat SpA	44,332	170,856
Pirelli & Co. SpA (b)	85,023	93,227
Prysmian SpA (b)	3,796	93,765
Saipem SpA	3,629	144,657
Seat Pagine Gialle SpA	118,660	46,659
Snam Rete Gas SpA	23,654	150,778
Telecom Italia RNC SpA	174,119	412,126
Telecom Italia SpA	303,306	938,636
Terna - Rete Elettrica Nationale SpA	34,180	137,417
UniCredito Italiano SpA	262,198	2,152,774
Unione di Banche Italiane Scpa	17,199	471,747
Unipol Gruppo Finanziario SpA	7,439	25,567

		15,289,107

Japan (19.63%)
77 Bank Ltd.	10,000	62,331
ACCESS Co. Ltd. (b)	3	13,537

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Acom Co. Ltd.	2,080	$42,094
Aderans Holdings Co. Ltd.	200	3,158
Advantest Corp.	4,580	129,728
Aeon Co. Ltd.	18,200	265,949
Aeon Credit Service Co. Ltd.	2,400	35,411
Aeon Mall Co. Ltd.	1,900	49,950
Aiful Corp.	2,300	40,478
Aioi Insurance Co. Ltd.	9,000	42,553
Aisin Seiki Co. Ltd.	5,500	228,111
Ajinomoto Co. Inc.	18,000	204,067
Alfresa Holdings Corp.	800	48,318
All Nippon Airways Co. Ltd.	16,000	59,063
Alps Electric Co. Ltd.	5,000	64,709
Amada Co. Ltd.	10,000	86,887
Aoyama Trading Co. Ltd.	1,600	41,510
Aozora Bank Ltd.	10,000	29,322
Asahi Breweries Ltd.	11,100	187,562
Asahi Glass Co. Ltd.	27,000	357,710
Asahi Kasei Corp.	33,000	218,163
Asatsu DK Inc.	400	11,157
ASICS Corp.	5,000	71,756
Astellas Pharma Inc.	13,851	601,777
Autobacs Seven Co. Ltd.	600	12,186
Bank of Kyoto Ltd.	8,000	94,806
Bank of Yokohama Ltd.	34,000	237,306
Benesse Corp.	1,900	80,539
Bridgestone Corp.	17,400	307,735
Brother Industries Ltd.	3,400	43,848
Canon Inc.	30,000	1,375,398
Canon Sales Co. Inc.	2,000	37,227
Casio Computer Co. Ltd.	7,000	81,540
Central Glass Co. Ltd.	3,000	11,339
Central Japan Railway Co.	44	374,655
Chiba Bank Ltd.	21,000	169,269
Chiyoda Corp.	4,000	45,189
Chubu Electric Power Co. Inc.	18,600	484,351
Chugai Pharmaceutical Co. Ltd.	8,000	114,615
Chugoku Eectric Power Co. Inc.	3,200	62,317
Circle K Sunkus Co. Ltd.	400	5,923
Citizen Holdings Co. Ltd.	9,300	90,473
Coca-Cola West Holdings Co. Ltd.	1,700	37,597
Comsys Holdings Corp.	1,000	8,154
Cosmo Oil Co. Ltd.	15,000	55,543
Credit Saison Co. Ltd.	4,600	125,528
CSK Holdings Corp.	1,900	61,341
Dai Nippon Printing Co. Ltd.	17,000	249,429
Daicel Chemical Industries Ltd.	8,000	47,922
Daido Steel Co. Ltd.	10,000	74,648
DAIFUKU Co. Ltd.	1,000	14,121
Daihatsu Motor Co. Ltd.	3,000	28,273
Daiichi Sanyko Co. Ltd.	19,713	607,608
Daikin Industries Ltd.	7,300	407,877
Dainippon Ink & Chemical Inc.	18,000	89,896

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Dainippon Sumitomo Pharma Co. Ltd.	2,000	$14,670
Daito Trust Construction Co. Ltd.	2,300	126,403
Daiwa House Industry Co. Ltd.	14,000	179,179
Daiwa Securities Group Inc.	37,000	332,754
Denki Kagaku Kogyo KK	14,000	60,620
Denso Corp.	13,600	554,409
Dentsu Inc.	52	137,030
Dowa Holdings Co. Ltd.	7,000	48,700
eAccess Ltd.	16	9,945
East Japan Railway Co.	95	782,792
Ebara Corp.	9,000	30,605
EDION Corp.	1,200	12,862
Eisai Co. Ltd.	6,900	270,523
Electric Power Development Co. Ltd.	4,380	163,232
Elpida Memory Inc. (b)	2,700	92,474
Familymart Co. Ltd.	1,500	47,054
Fanuc Ltd.	5,400	524,435
Fast Retailing Co. Ltd.	1,500	107,473
Fuji Electric Holdings Co. Ltd.	15,000	51,937
Fuji Heavy Industries Ltd.	8,000	37,120
Fuji Soft Inc.	800	12,626
Fuji Television Network Inc.	15	24,711
FUJIFILM Holdings Corp.	13,600	570,230
Fujikura Ltd.	11,000	55,675
Fujitsu Ltd.	52,000	348,461
Fukuoka Financial Group Inc.	21,000	122,855
Furukawa Electric Co. Ltd.	18,000	69,468
Glory Ltd.	900	20,717
Goodwill Group Inc. (b)	22	2,849
Gunma Bank Ltd.	11,000	72,455
Gunze Ltd.	2,000	8,764
Hakuhodo DY Holdings Inc.	590	32,917
Hankyu Department Stores	2,000	15,579
Hankyu Hanshin Holdings Inc.	34,000	147,016
HASEKO Corp. (b)	29,500	50,464
Hikari Tsushin Inc.	600	20,395
Hino Motors Ltd.	8,000	51,795
Hirose Electric Co. Ltd.	900	103,465
Hitachi Cable Ltd.	4,000	23,646
Hitachi Chemical Co. Ltd.	3,100	71,359
Hitachi Construction Machinery Co. Ltd.	3,000	89,211
Hitachi High-Technologies Corp.	2,000	43,499
Hitachi Ltd.	95,000	707,022
Hitachi Metals Ltd.	2,000	27,044
Hokkaido Electric Power Co. Inc.	4,900	105,809
Hokuhoku Financial Group Inc.	32,000	92,670
Hokuriku Electric Power Co.	2,300	48,054
Honda Motor Co. Ltd.	43,900	1,452,766
House Foods Corp.	1,200	20,196
Hoya Corp.	11,700	370,826
Ibiden Co. Ltd.	3,600	249,371
Idemitsu Kosan Co. Ltd.	600	63,305
INPEX Holdings Inc.	23	250,045

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Isetan Co. Ltd.	5,000	$67,470
Ishikawajima-Harima Heavy Industries Co. Ltd.	39,000	80,669
Isuzu Motors Ltd.	20,000	89,946
Ito En Ltd.	1,600	30,494
Itochu Corp.	41,000	396,327
Itochu Techno-Solutions Corp.	900	30,122
J. Front Retailing Co. Ltd. (b)	11,400	100,895
JAFCO Co. Ltd.	1,000	32,810
Japan Airlines Corp. (b)	23,000	52,250
Japan Petroleum Exploration Co.	700	51,022
Japan Prime Realty Investment Corp.	16	64,105
Japan Real Estate Investment Corp.	11	136,759
Japan Retail Fund Investment Corp.	10	71,036
Japan Steel Works Ltd.	10,000	145,258
Japan Tobacco Inc.	127	752,232
JFE Holdings Inc.	16,400	823,803
JGC Corp.	6,000	103,057
Joyo Bank Ltd.	19,000	106,374
JS Group Corp.	7,500	119,871
JSR Corp.	5,000	128,233
JTEKT Corp.	5,100	91,310
Jupiter Telecommunications Co. Ltd. (b)	64	53,939
Kajima Corp.	25,000	81,284
Kamigumi Co. Ltd.	7,000	50,603
Kaneka Corp.	8,000	66,073
Kansai Electric Power Co. Inc.	21,700	506,340
Kansai Paint Co. Ltd.	5,000	36,154
Kao Corp.	15,000	451,733
Kawasaki Heavy Industries Ltd.	40,000	117,233
Kawasaki Kisen Kaisha Ltd.	16,000	155,598
KDDI Corp.	69	511,429
Keihin Electric Express Railway Co. Ltd.	12,000	73,742
Keio Corp.	15,000	91,002
Keisei Electric Railway Co. Ltd.	8,000	42,753
Keyence Corp.	1,068	262,727
Kikkoman Corp.	4,000	54,810
Kinden Corp.	4,000	31,326
Kintetsu Corp.	45,000	139,784
Kirin Holdings Co. Ltd.	22,000	323,317
KK DaVinci Advisors (b)	17	14,754
Kobe Steel Ltd.	74,000	238,982
Kokuyo Co. Ltd.	900	8,147
Komatsu Ltd.	25,200	677,025
Komori Corp.	800	17,660
Konami Corp.	2,600	85,425
Konica Minolta Holdings Inc.	13,000	228,302
Kose Corp.	480	12,790
Kubota Corp.	31,000	208,980
Kuraray Co. Ltd.	10,000	120,854
Kurita Water Industries Ltd.	3,000	90,644
Kyocera Corp.	4,600	407,232
Kyowa Hakko Kogyo Co. Ltd.	6,000	64,192

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Kyushu Electric Power Co. Ltd.	10,600	$260,673
Lawson Inc.	1,600	56,786
Leopalace21 Corp.	3,600	96,893
Mabuchi Motor Co. Ltd.	800	48,108
Makita Corp.	3,300	138,204
Marubeni Corp.	46,000	322,886
Marui Group Co. Ltd.	8,100	80,062
Matsui Securities Co. Ltd.	3,000	23,471
Matsumotokiyoshi Holdings Co. (b)	500	12,195
Matsushita Electric Industrial Co. Ltd.	56,000	1,149,495
Matsushita Electric Works Ltd.	9,114	99,856
Mazda Motor Corp.	13,000	64,454
Mediceo Paltac Holdings Co. Ltd.	4,200	62,095
Meiji Dairies Corp.	7,000	35,723
Meiji Seika Kaisha Ltd.	5,000	21,259
Meitec Corp.	500	15,067
Millea Holdings Inc.	21,000	706,254
Minebea Co. Ltd.	10,000	64,177
Mitsubishi Chemical Holdings Corp.	33,500	256,041
Mitsubishi Corp.	38,000	1,030,256
Mitsubishi Electric Corp.	54,000	560,265
Mitsubishi Estate Co. Ltd.	33,000	787,598
Mitsubishi Gas Chemical Co. Inc.	11,000	107,197
Mitsubishi Heavy Industries Ltd.	90,000	383,109
Mitsubishi Logistics Corp.	3,000	33,519
Mitsubishi Materials Corp.	32,000	135,358
Mitsubishi Motors Corp. (b)	50,000	83,926
Mitsubishi Rayon Co. Ltd.	15,000	72,437
Mitsubishi UFJ Financial Group Inc.	244,660	2,311,160
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,140	37,767
Mitsui & Co. Ltd.	49,000	1,025,039
Mitsui Chemicals Inc.	17,000	110,554
Mitsui Engineering & Shipbuilding Co. Ltd.	21,000	80,830
Mitsui Fudosan Co. Ltd.	24,000	518,500
Mitsui Mining & Smelting Co. Ltd.	17,000	67,783
Mitsui OSK Lines Ltd.	30,000	379,932
Mitsui Sumitomo Insurance Co. Ltd.	35,000	339,468
Mitsui Trust Holding Inc.	23,000	175,706
Mitsukoshi Ltd.	12,000	54,380
Mitsumi Electric Co. Ltd.	2,300	77,084
Mizuho Financial Group Inc.	278	1,326,554
Mizuho Trust & Banking Co. Ltd.	18,000	33,248
Murata Manufacturing Co. Ltd.	6,100	350,903
Namco Bandai Holdings Inc.	6,000	93,238
NEC Corp.	58,000	266,874
NEC Electronics Corp. (b)	1,000	23,740
NGK Insulators Ltd.	8,000	214,865
NGK Spark Plug Co. Ltd.	5,000	86,849
NHK Spring Co. Ltd.	4,000	36,575
Nichirei Corp.	4,000	16,500
Nidec Corp.	3,000	217,136
Nikko Cordial Corp.	11,000	163,025

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Nikon Corp.	9,000	$306,700
Nintendo Co. Ltd.	2,800	1,646,900
Nippon Building Fund Inc.	13	181,860
Nippon Electric Glass Co. Ltd.	10,000	162,955
Nippon Express Co. Ltd.	22,000	112,443
Nippon Kayaku Co. Ltd.	1,000	6,501
Nippon Light Metal Co. Ltd.	7,000	12,142
Nippon Meat Packers Inc.	5,000	50,549
Nippon Mining Holdings Inc.	25,000	158,842
Nippon Oil Corp.	35,000	283,448
Nippon Paper Group Inc.	25	75,439
Nippon Sheet Glass Co. Ltd.	17,000	85,967
Nippon Shokubai Co. Ltd.	3,000	28,796
Nippon Steel Corp.	163,000	999,458
Nippon Telegraph & Telephone Corp.	147	732,005
Nippon Yusen Kabushiki Kaish	30,000	236,753
Nipponkoa Insurance Co. Ltd	10,000	90,947
Nishi-Nippon City Bank Ltd.	19,000	47,142
Nishimatsu Construction Co. Ltd.	3,000	8,344
Nissan Chemical Industries Ltd.	4,000	52,266
Nissan Motor Co. Ltd.	63,200	691,002
Nisshin Seifun Group Inc.	4,500	45,324
Nisshin Steel Co. Ltd.	23,000	79,607
Nisshinbo Industries Inc.	4,000	48,859
Nissin Food Products Co. Ltd.	2,600	84,017
Nitori Co. Ltd.	1,150	55,210
Nitto Denko Corp.	4,700	247,449
NOK Corp.	3,100	65,340
Nomura Holdings Inc.	49,700	834,173
Nomura Real Estate Holdings Inc.	1,500	36,003
Nomura Real Estate Office Fund Inc.	7	65,988
Nomura Research Institute Ltd.	3,000	98,318
NSK Ltd.	11,000	112,952
NTN Corp.	10,000	86,842
NTT Data Corp.	35	155,291
NTT DoCoMo Inc.	455	750,381
NTT Urban Development Corp.	35	56,131
Obayashi Corp.	18,000	90,054
OBIC Co. Ltd.	200	36,877
Odakyu Electric Railway Co. Ltd.	18,000	114,712
Oji Paper Co. Ltd.	24,000	118,118
Oki Electric Industries Co. Ltd. (b)	9,000	14,039
OKUMA Corp.	4,000	42,405
Okumura Corp.	2,000	9,725
Olympus Corp.	7,000	285,784
Omron Corp.	6,000	141,507
Ono Pharmaceutical Co. Ltd.	1,200	56,115
Onward Holdings Co. Ltd.	4,000	40,992
Oracle Corp. Japan	1,200	52,780
Oriental Land Co. Ltd.	1,400	84,398
Orix Corp.	2,580	434,682
Osaka Gas Co. Ltd.	57,000	224,655
OSG Corp.	1,100	11,969

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
OTSUKA Corp.	400	$34,226
Pioneer Corp.	4,400	39,619
Promise Co. Ltd.	2,100	51,796
QP Corp.	1,700	17,714
Rakuten Inc. (b)	185	90,620
Resona Holdings Inc.	162	287,672
Ricoh Co. Ltd.	19,000	347,477
Rinnai Corp.	600	19,559
Rohm Co. Ltd.	2,700	234,652
Round One Corp.	6	11,912
Ryohin Keikaku Co. Ltd.	400	24,053
Sanken Electric Co. Ltd.	1,000	5,326
Sankyo Co. Ltd.	1,400	64,797
Santen Pharmaceutical Co. Ltd.	2,100	51,877
Sanwa Holdings Corp.	3,000	14,754
Sanyo Electric Co. Ltd. (b)	44,000	60,422
Sapporo Hokuyo Holdings Inc.	8	71,192
Sapporo Holdings Ltd.	7,000	56,464
SBI E*Trade Securities Co. Ltd.	42	38,534
SBI Holdings Inc.	257	69,226
Secom Co. Ltd.	5,800	317,198
Sega Sammy Holdings Inc.	5,768	71,556
Seiko Epson Corp.	3,700	78,944
Seino Holdings Co. Ltd.	2,000	13,481
Sekisui Chemical Co. Ltd.	12,000	80,295
Sekisui House Ltd.	14,000	149,899
Seven & I Holdings Co. Ltd.	23,240	676,359
Sharp Corp.	28,000	500,342
Shikoku Electric Power Co. Inc.	2,200	58,980
Shimachu Co. Ltd.	700	19,756
Shimamura Co. Ltd.	600	50,822
Shimano Inc.	1,900	68,434
Shimizu Corp.	17,000	73,920
Shin-Etsu Chemical Co. Ltd.	11,500	716,449
Shinko Electric Industries Co. Ltd.	1,900	38,411
Shinko Securities Co. Ltd.	16,000	65,556
Shinsei Bank Ltd.	44,000	160,021
Shionogi & Co. Ltd.	9,000	159,841
Shiseido Co. Ltd.	10,000	236,388
Shizuoka Bank Ltd.	16,000	175,802
Showa Denko K.K.	31,000	110,291
Showa Shell Sekiyu K.K.	5,200	57,504
SMC Corp.	1,600	190,675
Softbank Corp.	21,100	433,513
Sojitz Corp.	33,000	117,900
Sompo Japan Insurance Inc.	24,000	215,602
Sony Corp.	28,200	1,539,104
Sony Financial Holdings Inc. (b)	25	95,723
Square Enix Co. Ltd.	1,400	42,697
Stanley Electric Co. Ltd.	4,400	109,474
SUMCO Corp.	3,300	94,025
Sumitomo Chemical Co. Ltd.	43,000	381,458
Sumitomo Corp.	30,000	420,475

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Sumitomo Electric Industries Ltd.	20,600	$325,462
Sumitomo Heavy Industries Ltd.	16,000	146,137
Sumitomo Metal Industries Ltd.	116,000	531,390
Sumitomo Metal Mining Co. Ltd.	16,000	270,977
Sumitomo Mitsui Financial Group Inc.	185	1,371,445
Sumitomo Osaka Cement Co. Ltd.	5,000	9,469
Sumitomo Realty & Development Co. Ltd.	11,000	269,487
Sumitomo Rubber Industries Ltd.	4,900	42,997
Sumitomo Titanium Corp.	600	43,989
Sumitomo Trust & Banking Co. Ltd.	36,000	237,682
Suruga Bank Ltd.	6,000	65,387
Suzuken Co. Ltd.	1,640	58,477
Suzuki Motor Corp.	4,800	144,157
T&D Holdings Inc.	5,700	290,531
Taiheiyo Cement Corp.	26,000	61,525
Taisei Corp.	28,000	75,440
Taisho Pharmaceutical Co. Ltd.	4,000	77,110
Taiyo Nippon Sanso Corp.	8,000	75,298
Taiyo Yuden Co. Ltd.	3,000	48,012
Takara Holdings Inc.	3,000	18,023
Takashimaya Co. Ltd.	8,000	96,576
Takeda Pharmaceutical Co. Ltd.	23,700	1,386,995
Takefuji Corp.	3,100	74,588
Tanabe Seiyaku Co. Ltd.	6,000	55,833
TDK Corp.	3,500	258,236
Teijin Ltd.	26,000	111,004
Terumo Corp.	4,700	245,453
The Hachijuni Bank Ltd.	11,000	74,038
The Hiroshima Bank Ltd.	14,000	75,697
THK Co. Ltd.	3,500	70,864
TIS Inc.	400	6,891
Tobu Railway Co. Ltd.	24,000	111,937
Toda Corp.	3,000	14,407
Toho Co. Ltd.	3,300	73,847
Toho Titanium Co. Ltd.	900	26,738
Tohoku Electric Power Co. Inc.	12,300	277,190
Tokai Rika Co. Ltd.	1,300	40,150
Tokuyama Corp.	6,000	59,970
Tokyo Broadcasting System Inc.	1,000	21,461
Tokyo Electric Power Co. Inc.	34,300	889,451
Tokyo Electron Ltd.	4,900	298,301
Tokyo Gas Co. Ltd.	64,000	299,488
Tokyo Seimitsu Co. Ltd.	500	12,150
Tokyo Steel Mfg. Co. Ltd.	3,000	33,230
Tokyo Tatemono Co. Ltd.	8,000	75,168
Tokyu Corp.	31,000	202,743
Tokyu Land Corp.	12,000	102,856
TonenGeneral Sekiyu KK	7,000	68,952
Toppan Printing Co. Ltd.	16,000	157,184
Toray Industries Inc.	38,000	296,279
Toshiba Corp.	87,000	643,179
Tosoh Corp.	14,000	59,782

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Toto Ltd.	7,000	$55,546
Toyo Seikan Kaisha Ltd.	4,600	81,707
Toyo Suisan Kaisha Ltd.	3,000	54,054
Toyoda Gosei Co. Ltd.	2,000	70,612
Toyota Boshoku Corp.	1,900	61,229
Toyota Industries Corp.	5,000	203,073
Toyota Motor Corp.	76,100	4,060,075
Toyota Tsusho Corp.	6,000	162,062
Trend Micro Inc. (b)	3,000	106,893
UBE Industries Ltd.	28,000	94,939
Unicharm Corp.	1,200	75,863
UNY Co. Ltd.	5,000	42,308
Urban Corp.	4,800	63,461
Ushio Inc.	3,000	65,598
USS Co. Ltd.	710	44,171
Wacoal Corp. Holdings Corp.	2,000	26,119
West Japan Railway Co.	48	238,534
Yahoo! Japan Corp.	432	192,986
Yakult Honsha Co. Ltd.	3,200	73,668
Yamada Denki Co. Ltd.	2,390	270,076
Yamaha Corp.	5,100	116,567
Yamaha Motor Co. Ltd.	5,100	122,270
Yamato Holdings Co. Ltd.	11,000	158,394
Yamato Kogyo Co. Ltd.	1,200	49,498
Yamazaki Baking Co. Ltd.	3,000	29,332
Yaskawa Electric Corp.	6,000	81,082
Yokogawa Electric Corp.	6,000	65,994
Zeon Corp.	5,000	29,877

		77,418,951

Netherlands (3.29%)
Aegon NV	41,512	730,875
Akzo Nobel NV	7,693	618,180
ArcelorMittal	25,469	1,974,155
ASML Holding NV (b)	11,531	363,418
Buhrmann NV	2,139	16,615
Corio NV	1,172	94,640
Fugro NV	1,585	122,192
Hagemeyer NV	8,375	57,181
Heineken Holding NV	1,279	72,456
Heineken NV	6,931	446,811
ING Groep NV	52,840	2,055,198
Koninklijke Ahold NV (b)	35,849	495,567
Koninklijke DSM NV	4,079	192,365
Koninklijke KPN NV	54,728	995,260
OCE NV (b)	1,100	19,815
Philips Electronics NV	32,081	1,372,186
Randstad Holding NV (b)	1,532	59,764
Reed Elsevier NV	20,378	403,675
SBM Offshore NV	3,900	122,736
TNT NV	11,308	468,316
TomTom NV (b)	1,432	107,958
Unilever NV CVA	48,197	1,767,583

	Shares	Value
Common Stocks (Cont.)
Netherlands (Cont.)
Vedior NV - CVA	4,907	$124,669
Wereldhave NV	295	32,112
Wolters Kluwer - CVA	8,109	266,266

		12,979,993

New Zealand (0.13%)
Auckland International Airport Ltd.	27,245	60,510
Contact Energy Ltd.	8,708	54,905
Fisher & Paykel Appliances Holdings Ltd. Class H	3,116	8,175
Fisher & Paykel Healthcare Corp. Ltd. Class C	6,611	17,641
Fletcher Building Ltd.	13,804	121,322
Kiwi Income Property Trust	3,706	3,795
Sky City Entertainment Group Ltd.	11,782	41,461
Sky Network Television Ltd.	3,770	17,295
Telecom Corp. of New Zealand Ltd.	52,099	173,349
Vector Ltd.	3,324	5,598

		504,051

Norway (1.06%)
Acergy SA	5,684	124,947
Aker Kvaerner ASA	4,381	115,528
Det Norske Oljeselskap (DNO) ASA (b)	11,016	20,209
DNB NOR ASA	20,896	317,601
Frontline Ltd.	737	35,142
Marine Harvest (b)	70,946	45,201
Norsk Hydro ASA	19,238	273,696
Ocean Rig ASA (b)	2,371	17,185
Orkla ASA	23,721	453,798
Petroleum Geo-Services ASA (b)	4,986	143,461
Prosafe ASA SE	5,735	99,134
Renewable Energy Corp. AS (b)	4,900	245,569
Schibsted ASA	626	26,998
SeaDrill Ltd. (b)	7,117	171,618
StatoilHydro ASA	35,925	1,107,376
Stolt-Nielsen SA	489	14,822
Storebrand ASA	11,609	120,335
Tandberg ASA	1,592	32,843
Telenor ASA (b)	23,876	566,073
TGS Nopec Geophysical Co. ASA (b)	1,467	19,982
Tomra Systems ASA	2,075	14,594
Yara International ASA	4,895	224,916

		4,191,028

Portugal (0.36%)
Banco BPI SA	6,508	50,625
Banco Comercial Portugues SA-R	51,031	217,119
Banco Espirito Santo SA Reg.	6,117	133,676
Brisa-Auto Estradas de Portugal SA	8,564	125,401
CIMPOR-Cimentos de Portugal SGPS SA	5,105	44,524
Energias De Portugal SA	55,925	365,834

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Portugal (Cont.)
Jeronimo Martins SGPS SA	2,823	$22,388
Portugal Telecom SGPS SA	22,585	295,690
PT Multimedia Servicos SGPS SA	6,740	93,732
Sonae Industria SGPS SA New (b)	907	8,802
Sonae SGPS SA	26,818	77,154

		1,434,945

Singapore (1.09%)
Allgreen Properties Ltd.	21,000	21,397
Ascendas Real Estate Investment Trust	28,000	47,403
Capitacommercial Trust	28,000	46,940
Capitaland Ltd.	43,128	185,561
Capitamall Trust	30,000	71,135
City Developments Ltd.	13,031	126,911
Comfortdelgro Corp. Ltd.	54,000	67,865
Cosco Corp. Singapore Ltd.	22,000	86,858
DBS Group Holdings Ltd.	32,445	460,507
Fraser and Neave Ltd.	23,500	95,207
Genting International PLC (b)	69,000	32,837
Haw Par Corp. Ltd.	374	1,826
Jardine Cycle & Carriage Ltd.	4,015	59,953
Keppel Corp. Ltd.	32,002	285,169
Keppel Land Ltd.	11,000	55,040
Neptune Orient Lines Ltd.	13,000	34,948
Noble Group Ltd.	28,000	46,585
Olam International Ltd.	19,000	37,376
Oversea-Chinese Banking Corp.	70,000	398,979
Parkway Holdings Ltd.	19,100	51,907
Sembcorp Industries Ltd.	25,200	100,162
Sembcorp Marine Ltd.	21,200	58,648
Singapore Airlines Ltd.	14,000	168,191
Singapore Exchange Ltd.	23,000	210,700
Singapore Land Ltd.	3,000	16,447
Singapore Petroleum Co. Ltd.	2,000	10,442
Singapore Post Ltd.	20,000	15,438
Singapore Press Holdings Ltd.	40,200	124,817
Singapore Technologies Engineering Ltd.	34,381	88,678
Singapore Telecommunications Ltd.	226,150	622,221
SMRT Corp. Ltd.	12,000	13,922
United Overseas Bank Ltd.	34,616	474,094
UOL Group Ltd.	12,461	38,662
Venture Corp. Ltd.	6,397	56,107
Wilmar International Ltd.	12,000	44,935
Wing Tai Holdings Ltd.	8,400	15,534
Yanlord Land Group Ltd.	12,000	27,678

		4,301,080

Spain (4.34%)
Abertis Infraestructuras SA	7,048	224,564

	Shares	Value
Common Stocks (Cont.)
Spain (Cont.)
Acciona SA	801	$251,914
Acerinox SA	4,367	106,774
ACS Actividades de Cons Y Serv	5,833	344,819
Aguas de Barcelona SA	1,685	67,645
Altadis SA	7,304	529,012
Antena 3 de Television SA	2,421	36,903
Banco Bilbao Vizcaya Argentaria SA	105,476	2,563,068
Banco de Sabadell SA	13,591	146,733
Banco Popular Espanol SA	23,901	406,626
Banco Santander SA	176,002	3,794,394
Bankinter SA	3,776	68,834
Cintra Concesiones de Infraestructuras de Transporte SA	6,055	90,776
Fomento de Construcciones y Contratas SA	1,258	93,821
Gamesa Corp Technologica SA	4,872	225,021
Gas Natural SDG SA	3,224	187,855
Gestevision Telecinco SA	2,804	71,149
Grupo Ferrovial SA	1,726	120,460
Iberdrola Renovables (b)	23,780	196,081
Iberdrola SA	105,591	1,596,750
Iberia (Lineas Aer De Espana)	12,205	52,890
Inditex SA	6,134	370,495
Indra Sistemas SA	3,438	93,069
Mapfre SA	16,892	73,978
Promotora de Infomaciones SA	2,292	42,516
Red Electrica de Espana	3,016	190,058
Repsol YPF SA	22,328	795,066
Sacyr Vallehermoso SA	2,348	90,220
Sogecable SA (b)	1,287	51,313
Telefonica SA	121,366	3,927,104
Union Fenosa SA	2,984	201,065
Zardoya Otis SA	3,275	91,764
Zeltia SA	2,549	22,401

		17,125,138

Sweden (2.29%)
Alfa Laval AB	2,746	154,133
ASSA ABLOY AB Class B	8,948	179,378
Atlas Copco AB Class A	18,918	281,086
Atlas Copco AB Class B	10,840	147,688
Axfood AB	434	17,409
Billerud Aktiebolag	1,194	12,281
Boliden AB	8,439	104,927
Castellum AB	2,302	23,811
D. Carnegie & Co. AB	1,077	20,860
Electrolux AB Series B	7,310	121,204
Elekta AB Class B	1,267	21,065
Eniro AB	2,339	20,776
Ericsson LM Class B	418,577	979,371
Fabege AB	1,987	20,200

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
Getinge AB Class B	4,601	$122,964
Hennes & Mauritz AB Class B	13,326	804,685
Hoganas AB Class B	272	5,753
Holmen AB Class B	1,165	43,097
Husqvarna AB Class B	7,753	91,802
Investor AB B Shares	5,392	122,009
Kungsleden AB	2,049	22,695
Lundin Petroleum AB (b)	6,800	70,627
Millicom International Cellular SA (b)	934	106,204
Modern Times Group MTG AB Class B	1,492	103,505
Nobia AB	2,212	19,521
Nordea Bank AB	58,349	977,525
OMX AB (b)	1,236	50,156
Oriflame Cosmetics SA	585	37,226
Sandvik AB	26,616	456,286
SAS AB (b)	2,285	29,172
Scania AB Class B	10,311	244,636
Securitas AB Class B	8,524	118,505
Securitas Direct AB Class B (b)	4,523	18,222
Securitas Systems AB Class B	4,613	16,290
Skandinaviska Enskilda Banken AB Class A	13,093	334,122
Skanska AB Class B	10,525	196,906
SKF AB Class B	11,481	193,451
SSAB Svenskt Stal AB Series A	5,196	140,177
SSAB Svenskt Stal AB Series B	2,163	52,704
Svenska Cellulosa AB B Shares	15,114	266,833
Svenska Handelsbanken AB A Shares	13,905	444,336
Swedish Match AB	7,726	183,878
Tele2 AB Class B	8,629	171,663
TeliaSonera AB	63,776	595,625
Trelleborg AB Class B	1,152	24,034
Volvo AB Class A	13,278	220,808
Volvo AB Class B	30,515	510,404
Wihlborgs Fastigheter AB	501	8,969

		9,042,830

Switzerland (6.63%)
ABB Ltd.	61,192	1,762,399
Actelion Ltd. Reg. (b)	2,690	122,751
Adecco SA Reg.	3,660	196,534
Ciba Specialty Chemicals AG	1,863	86,053
Compagnie Financiere Richemont AG Class A	14,719	1,004,547
Credit Suisse Group	29,460	1,771,475
EFG International Reg.	1,215	48,906
Geberit AG Reg. (b)	1,120	152,400
Givaudan SA Reg.	178	171,606
Holcim Ltd.	5,843	622,205
Julius Baer Holding AG Reg.	2,970	243,445
Kudelski SA Bearer	412	8,108
Kuehne & Nagel International AG Reg.	1,535	147,235

	Shares	Value
Common Stocks (Cont.)
Switzerland (Cont.)
Kuoni Reisen Holding AG Reg.	47	$24,429
Lindt & Spruengli AG	22	75,721
Logitech International SA (b)	4,888	178,323
Lonza Group AG	1,290	155,848
Nestle SA	11,060	5,073,245
Nobel Biocare Holding AG (b)	666	177,181
Novartis AG	65,145	3,558,819
OC Oerlikon Corp. AG (b)	184	76,670
Pargesa Holding SA	334	37,280
Phonak Holding AG	1,309	146,809
PSP Swiss Property AG (b)	683	34,370
Rieter Holding AG	66	29,098
Roche Holding AG	19,758	3,411,851
Schindler Holding AG	1,400	89,744
SGS SA	133	158,391
Straumann Holding AG	224	61,426
Sulzer AG	83	121,926
Swedbank AB	4,758	133,851
Swiss Life Holding (b)	960	239,305
Swiss Reinsurance	9,984	705,561
Swisscom AG	645	251,512
Syngenta AG Reg.	2,934	743,741
Synthes Inc.	1,686	209,404
The Swatch Group AG Reg. (b)	1,495	88,013
The Swatch Group AG Class B	897	269,375
UBS AG Reg.	57,978	2,670,390
Zurich Financial Services AG Reg.	4,135	1,212,276

		26,138,372

United Kingdom (22.05%)
3i Group PLC	11,205	221,440
Aggreko PLC	3,990	41,809
Alliance & Leicester PLC	5,539	69,164
AMEC PLC	9,756	162,803
Anglo American PLC	37,301	2,260,016
Antofagasta PLC	5,632	79,697
ARM Holdings PLC	39,814	98,009
Arriva PLC	3,245	50,429
Associated British Foods PLC	4,972	88,527
AstraZeneca PLC	41,762	1,794,216
Aviva PLC	73,755	981,140
BAE Systems PLC	98,552	976,203
Balfour Beatty PLC	11,946	117,945
Barclays PLC	192,054	1,936,010
Barratt Developments PLC	8,222	73,810
BBA Aviation PLC	6,828	27,911
BG Group PLC	95,045	2,176,618
BHP Billiton PLC	64,876	1,974,612
Biffa PLC	5,342	34,689
Bovis Homes Group PLC	1,889	22,956
BP PLC	536,782	6,547,421
British Airways PLC (b)	16,505	100,702
British American Tobacco PLC	43,020	1,678,661

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
British Energy Group PLC	29,176	$318,895
British Land Co. PLC	14,703	275,207
British Sky Broadcasting Group PLC	32,449	398,407
Brixton PLC	4,728	27,416
BT Group PLC	230,539	1,243,071
Bunzl PLC	9,724	137,252
Burberry Group PLC	12,670	142,936
Cadbury Schweppes PLC	59,360	724,440
Capita Group PLC	17,359	240,208
Carnival PLC	4,845	212,656
Carphone Warehouse Group PLC	12,090	82,104
Cattles PLC	6,313	36,663
Centrica PLC	104,508	743,039
Charter PLC	2,422	38,082
Close Brothers Group PLC	2,191	41,501
Cobham PLC	31,040	128,936
Compass Group PLC	55,680	339,126
Cookson Group PLC	3,244	44,906
CSR PLC (b)	1,972	23,403
Daily Mail & General Trust NV	9,036	89,140
De La Rue PLC	2,324	45,097
Diageo PLC	74,216	1,590,105
DSG International PLC	51,195	101,026
Electrocomponents PLC	6,814	28,004
EMAP PLC	6,223	113,390
Enterprise Inns PLC	15,153	146,642
Experian Group Ltd.	29,139	229,724
FirstGroup PLC	12,742	205,297
FKI PLC	7,924	9,306
Friends Provident PLC	54,011	175,804
Galiform PLC (b)	9,609	16,988
GKN PLC	20,220	112,802
GlaxoSmithKline PLC	158,920	4,028,524
Great Portland Estates PLC	3,306	30,747
Group 4 Securicor PLC	32,318	157,682
Hammerson PLC	8,306	168,962
Hays PLC	40,164	92,731
HBOS PLC	105,440	1,530,359
Home Retail Group PLC	24,878	161,384
HSBC Holdings PLC	331,946	5,581,083
ICAP PLC	14,880	214,032
IMI PLC	9,589	75,085
Imperial Chemical Industries PLC (c)	33,515	446,161
Imperial Tobacco Group PLC	19,182	1,035,567
Inchcape PLC	13,002	97,580
InterContinental Hotels Group PLC	8,476	147,432
International Power PLC	42,445	381,901
Intertek Group PLC	2,458	48,435
Invensys PLC (b)	22,863	102,428
Investec PLC	11,241	99,788
ITV PLC	111,049	187,839
J Sainsbury PLC	45,029	378,701
Johnson Matthey PLC	6,371	237,370

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Kazakhmys PLC	2,935	$79,261
Kelda Group PLC	8,278	178,171
Kesa Electricals PLC	15,494	71,424
Kingfisher PLC	66,462	190,230
Ladbrokes PLC	18,919	120,537
Land Securities Group PLC	13,452	402,373
Legal and General Group PLC	189,260	490,667
Liberty International PLC	7,551	161,032
Lighthouse Caledonia ASA (b)	603	573
Lloyds TSB Group PLC	159,559	1,499,728
LogicaCMG PLC	41,525	96,883
London Stock Exchange Group	4,510	176,886
Lonmin PLC	2,191	133,933
Man Group PLC	45,867	519,703
Marks & Spencer Group PLC	47,869	528,900
Meggitt PLC	19,365	127,920
Misys PLC	7,776	28,241
Mondi PLC	10,557	88,179
National Express Group PLC	3,755	92,187
National Grid PLC	74,077	1,226,263
Next PLC	6,078	195,415
Old Mutual PLC	148,809	494,872
PartyGaming PLC (b)	19,159	11,035
Pearson PLC	22,945	331,669
Persimmon PLC	8,238	130,994
Premier Farnell PLC	6,009	17,440
Prudential PLC	69,810	981,155
Punch Taverns PLC	7,915	120,232
Rank Group PLC	7,013	12,682
Reckitt Benckiser Group PLC	17,160	995,316
Reed Elsevier PLC	36,492	489,200
Rentokil Intial PLC	51,130	121,722
Resolution PLC	19,537	276,028
Reuters Group PLC	35,921	453,327
Rexam PLC	17,698	147,084
Rio Tinto PLC	28,062	2,947,825
Rolls-Royce Group PLC (b)	51,188	554,563
Royal Bank of Scotland Group PLC	282,634	2,490,872
Royal Dutch Shell PLC Class A	102,343	4,312,378
Royal Dutch Shell PLC Class B	77,762	3,235,541
SABMiller PLC	25,720	720,509
Sage Group PLC	37,679	171,797
Schroders PLC	3,398	87,023
Scottish & Newcastle PLC	22,809	333,926
Scottish & Southern Energy PLC	24,660	802,608
Segro PLC	12,296	114,181
Serco Group PLC	14,001	128,632
Severn Trent PLC	6,570	199,441
Shire PLC (b)	7,846	180,081
Signet Group PLC	48,078	66,751
Smith & Nephew PLC	26,017	297,938
Smiths Group PLC	10,656	213,391
SSL International PLC	2,997	31,734

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Stagecoach Group PLC	15,398	$86,362
Stagecoach Group PLC Deferred Shares (b) (c)	23,953	—
Standard Chartered PLC	18,745	682,859
Standard Life PLC	62,004	309,992
Tate & Lyle PLC	13,440	119,455
Taylor Wimpey PLC	33,072	132,950
Tesco PLC	221,946	2,107,347
The Berkeley Group Holdings PLC (b)	2,624	70,424
The Davis Service Group PLC	2,899	29,407
Thomas Cook Group PLC	13,915	77,117
Tomkins PLC	24,913	87,467
Travis Perkins PLC	3,351	79,863
Trinity Mirror PLC	4,805	33,020
Tui Travel PLC (b)	16,950	98,929
Tullett Prebon PLC	2,940	27,106
Tullow Oil PLC	20,332	263,590
Unilever PLC	36,962	1,383,678
United Business Media PLC	7,128	91,831
United Utilities PLC	24,914	373,716
Vedanta Resources PLC	2,030	82,206
Vodafone Group PLC	1,494,310	5,599,098
Whitbread PLC	5,767	158,298
William Hill PLC	10,064	104,954
William Morrison Supermarkets PLC	34,102	217,479
Wolseley PLC	18,802	275,915
WPP Group PLC	32,609	416,981
Xstrata PLC	17,801	1,246,792
Yell Group PLC	22,560	179,456

		86,996,897

Total Common Stocks
(cost $262,723,844)		388,509,194

	Shares	Value
Preferred Stocks (0.42%) (a)
Germany (0.39%)
Bayerische Moteren Werke (BMW) AG	380	$20,131
Fresenius SE PFD	1,057	87,647
Henkel KGaA	5,109	286,605
Porsche AG PFD	249	501,929
ProSiebenSat.1 Media AG	2,408	57,469
RWE AG-Non Voting PFD	1,105	134,106
Volkswagen AG PFD	2,983	437,546

		1,525,433

Italy (0.03%)
Unipol Gruppo Finanziario SpA	25,462	80,352
IFI - Istituto Finanziario Industriale SpA (b)	1,606	54,611

		134,963

Total Preferred Stocks
(cost $705,562)		1,660,396

TOTAL INVESTMENTS (98.91%)
(cost $263,429,406)		390,169,590
CASH (d) AND OTHER ASSETS, NET OF LIABILITIES (1.09%)		4,307,277

NET ASSETS (100.0%)		$394,476,867

(a)	The Fund used values provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. This method of fair valuing foreign securities was established in the Valuation Procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	In accordance with the Trust’s Valuation Procedures, SFIMC determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

(d)	At December 31, 2007, cash has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

FDR - Fiduciary Depository Receipt

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

INTERNATIONAL EQUITY INDEX FUND FOREIGN
CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$143,449,422	36.76
British Pound	86,996,324	22.30
Japanese Yen	77,418,951	19.84
Swiss Franc	26,138,372	6.70
Australian Dollar	25,107,758	6.44
Hong Kong Dollar	9,405,824	2.41
Swedish Krona	9,042,830	2.32
Singapore Dollar	4,301,079	1.10
Norwegian Krone	4,191,600	1.07
Danish Krone	3,613,379	0.93
New Zealand Dollar	504,051	0.13

Total Investments	390,169,590	100.00%

INTERNATIONAL EQUITY INDEX FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$104,859,668	26.59
Industrials	46,984,552	11.91
Consumer Discretionary	42,238,530	10.71
Materials	38,889,938	9.86
Consumer Staples	33,115,724	8.39
Energy	30,669,475	7.77
Health Care	24,720,994	6.27
Telecommunication Services	24,126,850	6.12
Utilities	23,214,720	5.88
Information Technology	21,349,139	5.41

Total Stocks	390,169,590	98.91
Cash and Other Assets, Net of Liabilities	4,307,277	1.09

Net Assets	$394,476,867	100.00%

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Registered Investment Companies (99.97%)
State Farm Variable Product Trust Bond Fund (38.73%) (a)	3,785,494	$38,157,781
State Farm Variable Product Trust Large Cap Equity Index Fund (61.24%) (a)	4,069,175	60,345,869

Total Registered Investment Companies
(cost $ 89,795,598)		98,503,650

TOTAL INVESTMENTS (99.97%)
(cost $ 89,795,598)		98,503,650
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.03%)		32,165

NET ASSETS (100.00%)		$98,535,815

(a)	The Stock and Bond Balanced Fund’s investment adviser is an affiliate of the issuer.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2007

	Principal amount	Value
Corporate Bonds (85.64%)
Aerospace/Defense (0.52%)
General Dynamics Corp.
3.000%, 05/15/2008	$1,000,000	$994,202

Agriculture, Foods, & Beverage (7.02%)
Sara Lee Corp.
2.750%, 06/15/2008	1,000,000	989,297
Kraft Foods Inc.
4.125%, 11/12/2009	1,000,000	991,374
Campbell Soup Co.
6.750%, 02/15/2011	1,000,000	1,062,151
PepsiAmericas Inc.
5.625%, 05/31/2011	1,000,000	1,041,660
HJ Heinz Co.
6.625%, 07/15/2011	1,000,000	1,072,027
Hershey Co.
5.300%, 09/01/2011	500,000	517,110
ConAgra Foods Inc.
6.750%, 09/15/2011	1,000,000	1,051,506
Kraft Foods Inc.
5.625%, 11/01/2011	1,000,000	1,022,674
Pepsico Inc.
5.150%, 05/15/2012	1,000,000	1,038,277
PepsiAmericas Inc.
5.750%, 07/31/2012	500,000	522,449
General Mills Inc.
5.650%, 09/10/2012	500,000	508,159
Hershey Co.
5.450%, 09/01/2016	500,000	508,937
General Mills Inc.
5.700%, 02/15/2017	1,000,000	987,366
Coca-Cola Co.
5.350%, 11/15/2017	2,000,000	2,049,084

		13,362,071

Automotive (1.27%)
Ford Motor Credit Co.
4.950%, 01/15/2008	1,000,000	999,332
7.375%, 02/01/2011	1,000,000	895,506
Toyota Motor Credit Corp.
5.450%, 05/18/2011	500,000	520,556

		2,415,394

Banks (7.92%)
Bank One Corp.
2.625%, 06/30/2008	1,000,000	988,420
Bank of New York
5.050%, 03/03/2009	500,000	500,062
Wells Fargo & Co.
4.200%, 01/15/2010	1,000,000	993,682
Bank of America Corp.
4.250%, 10/01/2010	1,500,000	1,490,532

	Principal amount	Value
Corporate Bonds (Cont.)
Banks (Cont.)
Wells Fargo & Co.
4.875%, 01/12/2011	$500,000	$506,722
Bank of New York Mellon Corp.
4.950%, 01/14/2011	1,000,000	1,008,039
Wachovia Corp.
5.350%, 03/15/2011	500,000	506,296
Charter One Bank FSB
5.500%, 04/26/2011	1,000,000	1,034,273
Royal Bank of Canada
5.650%, 07/20/2011	500,000	519,645
Bank of America Corp.
5.375%, 08/15/2011	500,000	509,920
Barclays Bank PLC
5.450%, 09/12/2012	1,000,000	1,024,985
Wachovia Corp.
5.700%, 08/01/2013	500,000	506,372
Mellon Funding Corp.
5.200%, 05/15/2014	500,000	501,422
US Bank NA
4.950%, 10/30/2014	500,000	487,562
Fifth Third Bank
4.750%, 02/01/2015	500,000	468,711
SunTrust Banks Inc.
5.000%, 09/01/2015	500,000	478,964
Wachovia Bank NA
5.600%, 03/15/2016	500,000	490,630
Wells Fargo Bank NA
5.750%, 05/16/2016	500,000	507,292
Bank of America NA
6.000%, 06/15/2016	500,000	512,764
Wachovia Corp.
5.750%, 06/15/2017	500,000	496,943
Deutsche Bank AG London
6.000%, 09/01/2017	1,000,000	1,036,973
Suntrust Banks Inc.
6.000%, 09/11/2017	500,000	502,354

		15,072,563

Building Materials & Construction (2.86%)
Lafarge SA
6.150%, 07/15/2011	500,000	514,336
CRH America Inc.
5.625%, 09/30/2011	500,000	505,248
Hanson Australia Funding
5.250%, 03/15/2013	1,000,000	997,717
Leggett & Platt Inc.
4.700%, 04/01/2013	1,000,000	1,001,885
Masco Corp.
4.800%, 06/15/2015	500,000	455,030
Hanson PLC
6.125%, 08/15/2016	500,000	503,983

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Principal amount	Value
Corporate Bonds (Cont.) Building Materials & Construction (Cont.)
CRH America Inc.
6.000%, 09/30/2016	$1,000,000	$977,992
Masco Corp.
5.850%, 03/15/2017	500,000	485,096

		5,441,287

Chemicals (3.71%)
The Dow Chemical Co.
5.750%, 12/15/2008	1,000,000	1,007,879
Great Lakes Chemical Corp.
7.000%, 07/15/2009	2,000,000	2,030,000
Air Products & Chemicals Inc.
4.125%, 12/01/2010	1,000,000	1,008,987
E.I. du Pont de Nemours and Co.
4.125%, 03/06/2013	1,000,000	966,329
Rohm & Haas Holdings
5.600%, 03/15/2013	500,000	519,550
Praxair Inc.
5.375%, 11/01/2016	1,000,000	1,013,939
Rohm & Haas Holdings
6.000%, 09/15/2017	500,000	508,024

		7,054,708

Commercial Service/Supply (1.85%)
RR Donnelley & Sons Co.
3.750%, 04/01/2009	1,000,000	982,225
4.950%, 05/15/2010	500,000	498,128
Dun & Bradstreet Corp.
5.500%, 03/15/2011	500,000	515,971
RR Donnelley & Sons Co.
5.625%, 01/15/2012	500,000	501,327
Pitney Bowes Inc.
5.750%, 09/15/2017	1,000,000	1,011,005

		3,508,656

Computers (0.54%)
International Business Machines Corp.
5.700%, 09/14/2017	1,000,000	1,033,762

Consumer & Marketing (4.84%)
Newell Rubbermaid Inc.
4.625%, 12/15/2009	1,000,000	999,867
Unilever Capital Corp.
7.125%, 11/01/2010	1,000,000	1,072,443
Avon Products Inc.
5.125%, 01/15/2011	500,000	503,158
Clorox Co.
6.125%, 02/01/2011	1,000,000	1,043,016
Whirlpool Corp.
6.125%, 06/15/2011	1,000,000	1,041,423
Reed Elsevier Capital
4.625%, 06/15/2012	500,000	488,397

	Principal amount	Value
Corporate Bonds (Cont.)
Consumer & Marketing (Cont.)
Kimberly-Clark Corp.
5.000%, 08/15/2013	$1,000,000	$1,013,501
The Procter & Gamble Co.
4.950%, 08/15/2014	1,000,000	1,013,353
Black & Decker Corp.
5.750%, 11/15/2016	500,000	498,930
Estee Lauder Co. Inc.
5.550%, 05/15/2017	1,000,000	1,005,000
Kimberly-Clark Corp.
6.125%, 08/01/2017	500,000	526,800

		9,205,888

Electronic/Electrical Mfg. (1.60%)
Emerson Electric Co.
5.500%, 09/15/2008	500,000	501,076
5.750%, 11/01/2011	1,000,000	1,037,550
General Electric Co.
5.000%, 02/01/2013	1,000,000	1,012,723
Emerson Electric Co.
5.125%, 12/01/2016	500,000	499,799

		3,051,148

Financial Services (6.27%)
Household Finance Corp.
4.125%, 11/16/2009	1,000,000	988,549
Citigroup Inc.
4.125%, 02/22/2010	500,000	492,684
SLM Corp.
4.500%, 07/26/2010	1,000,000	917,198
John Deere Capital Corp.
4.875%, 10/15/2010	1,000,000	1,016,497
American Express Credit
5.000%, 12/02/2010	1,000,000	1,010,895
SLM Corp.
5.450%, 04/25/2011	500,000	460,125
HSBC Finance Corp.
5.700%, 06/01/2011	500,000	502,784
John Deere Capital Corp.
5.650%, 07/25/2011	500,000	516,463
American Express Co.
5.250%, 09/12/2011	500,000	504,066
Western Union Co.
5.400%, 11/17/2011	500,000	503,825
HSBC Finance Corp.
5.250%, 01/15/2014	500,000	493,477
JP Morgan Chase & Co.
5.375%, 01/15/2014	500,000	497,541
General Electric Capital Corp.
4.875%, 03/04/2015	500,000	497,435
Citigroup Inc.
5.300%, 01/07/2016	500,000	490,308

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Principal amount	Value
Corporate Bonds (Cont.)
Financial Services (Cont.)
Western Union Co.
5.930%, 10/01/2016	$500,000	$498,935
General Electric Capital Corp.
5.375%, 10/20/2016	500,000	506,380
5.400%, 02/15/2017	500,000	505,523
John Deere Capital Corp.
5.500%, 04/13/2017	500,000	503,932
Citigroup Inc.
6.000%, 08/15/2017	500,000	510,119
Caterpillar Financial Services Corp.
5.850%, 09/01/2017	500,000	514,298

		11,931,034

Forest Products & Paper (0.26%)
International Paper Co.
4.000%, 04/01/2010	500,000	495,065

Health Care (8.98%)
Eli Lilly & Co.
2.900%, 03/15/2008	1,000,000	996,722
Bristol-Myers Squibb Co.
4.000%, 08/15/2008	1,000,000	991,903
Abbott Laboratories
5.400%, 09/15/2008	500,000	501,793
3.500%, 02/17/2009	500,000	493,443
Hillenbrand Industries
4.500%, 06/15/2009	1,000,000	1,008,484
Amgen Inc.
4.000%, 11/18/2009	1,000,000	992,626
Baxter FinCo BV
4.750%, 10/15/2010	1,000,000	1,005,155
Abbott Laboratories
5.600%, 05/15/2011	500,000	517,822
Johnson & Johnson
5.150%, 08/15/2012	500,000	525,491
AstraZeneca PLC
5.400%, 09/15/2012	500,000	516,924
Merck & Co. Inc.
4.375%, 02/15/2013	1,000,000	986,319
Becton Dickinson & Co.
4.550%, 04/15/2013	1,000,000	977,958
Schering-Plough Corp.
5.550%, 12/01/2013	500,000	505,889
AstraZeneca PLC
5.400%, 06/01/2014	1,000,000	1,028,053
Boston Scientific Corp.
5.450%, 06/15/2014	1,000,000	920,000
Merck & Co. Inc.
4.750%, 03/01/2015	500,000	497,293
Abbott Laboratories
5.875%, 05/15/2016	500,000	522,274
Baxter International Inc.
5.900%, 09/01/2016	500,000	519,519

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Eli Lilly & Co.
5.200%, 03/15/2017	$1,000,000	$999,197
Wyeth
5.450%, 04/01/2017	500,000	505,745
Amgen Inc. (a)
5.850%, 06/01/2017	500,000	507,555
Johnson & Johnson
5.550%, 08/15/2017	500,000	527,792
AstraZeneca PLC
5.900%, 09/15/2017	500,000	525,027
Schering-Plough Corp.
6.000%, 09/15/2017	500,000	518,015

		17,090,999

Machinery & Manufacturing (7.06%)
Dover Corp.
6.250%, 06/01/2008	1,425,000	1,429,094
BF Goodrich Co.
6.600%, 05/15/2009	1,000,000	1,028,676
3M Co.
5.125%, 11/06/2009	2,000,000	2,042,996
Honeywell International Inc.
7.500%, 03/01/2010	1,000,000	1,064,284
United Technologies Corp.
4.375%, 05/01/2010	1,500,000	1,504,255
Johnson Controls Inc.
5.250%, 01/15/2011	1,000,000	1,002,822
Caterpillar Inc.
6.550%, 05/01/2011	1,000,000	1,062,910
Bemis Co. Inc.
4.875%, 04/01/2012	500,000	506,171
Johnson Controls Inc.
4.875%, 09/15/2013	750,000	731,896
Caterpillar Inc.
5.700%, 08/15/2016	500,000	508,125
Eaton Corp.
5.300%, 03/15/2017	1,000,000	979,981
Honeywell International Inc.
5.300%, 03/15/2017	500,000	500,680
Cooper U.S. Inc.
6.100%, 07/01/2017	1,000,000	1,065,977

		13,427,867

Media & Broadcasting (2.64%)
New York Times Co.
4.500%, 03/15/2010	500,000	497,934
Gannett Co.
5.750%, 06/01/2011	1,000,000	1,030,917
Knight-Ridder Inc.
7.125%, 06/01/2011	1,000,000	933,641
The Walt Disney Co.
5.700%, 07/15/2011	1,000,000	1,042,368

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Principal amount	Value
Corporate Bonds (Cont.)
Media & Broadcasting (Cont.)
New York Times Co.
5.000%, 03/15/2015	$500,000	$484,294
The Walt Disney Co.
5.625%, 09/15/2016	1,000,000	1,027,030

		5,016,184

Mining & Metals (3.09%)
Rio Tinto Finance USA Ltd.
2.625%, 09/30/2008	1,000,000	982,473
Alcan Inc.
6.450%, 03/15/2011	500,000	528,915
BHP Billiton Finance Ltd.
5.125%, 03/29/2012	500,000	504,135
4.800%, 04/15/2013	1,000,000	974,578
Barrick Gold Finance Inc.
4.875%, 11/15/2014	1,000,000	954,634
Alcan Inc.
5.000%, 06/01/2015	500,000	484,362
Alcoa Inc.
5.550%, 02/01/2017	1,000,000	970,166
BHP Billiton Finance Ltd.
5.400%, 03/29/2017	500,000	480,894

		5,880,157

Oil & Gas (4.85%)
BP Capital Markets PLC
4.875%, 03/15/2010	1,000,000	1,014,005
Shell International Finance
5.625%, 06/27/2011	1,500,000	1,566,112
Conoco Funding Co.
6.350%, 10/15/2011	1,000,000	1,062,131
National Fuel Gas Co.
5.250%, 03/01/2013	1,000,000	991,774
Anadarko Petroleum Corp.
5.950%, 09/15/2016	1,000,000	1,018,230
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	515,494
Apache Corp.
5.625%, 01/15/2017	500,000	509,378
Shell International Finance
5.200%, 03/22/2017	500,000	506,389
Canadian National Resources
5.700%, 05/15/2017	500,000	496,956
Weatherford International Inc. (a)
6.350%, 06/15/2017	500,000	516,828
EOG Resources Inc.
5.875%, 09/15/2017	500,000	512,615
Husky Energy Inc.
6.200%, 09/15/2017	500,000	512,611

		9,222,523

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (7.09%)
Safeway Inc.
4.125%, 11/01/2008	$1,000,000	$989,247
May Department Stores Co.
4.800%, 07/15/2009	1,000,000	994,326
CVS Corp.
4.000%, 09/15/2009	1,000,000	981,225
Home Depot Inc.
3.750%, 09/15/2009	1,000,000	981,819
Wal-Mart Stores Inc.
4.000%, 01/15/2010	500,000	499,197
Home Depot Inc.
4.625%, 08/15/2010	500,000	496,666
5.200%, 03/01/2011	500,000	497,391
CVS Corp.
5.750%, 08/15/2011	500,000	512,169
Costco Wholesale Corp.
5.300%, 03/15/2012	1,000,000	1,026,372
Lowe’s Companies Inc.
5.600%, 09/15/2012	500,000	513,518
5.000%, 10/15/2015	1,000,000	964,165
Target Corp.
5.875%, 07/15/2016	1,000,000	1,006,356
Lowe’s Companies Inc.
5.400%, 10/15/2016	500,000	489,970
McDonald’s Corp.
5.300%, 03/15/2017	1,000,000	997,039
Wal-Mart Stores Inc.
5.375%, 04/05/2017	1,000,000	1,020,862
Target Corp.
5.375%, 05/01/2017	500,000	488,681
CVS Caremark Corp.
5.750%, 06/01/2017	500,000	503,218
Wal-Mart Stores Inc.
5.800%, 02/15/2018	500,000	516,187

		13,478,408

Telecom & Telecom Equipment (4.00%)
SBC Communications Inc.
5.300%, 11/15/2010	1,000,000	1,017,772
Verizon Communications
5.350%, 02/15/2011	1,000,000	1,024,419
Cisco Systems Inc.
5.250%, 02/22/2011	1,000,000	1,025,258
Deutsche Telekom International Finance
5.375%, 03/23/2011	500,000	503,566
Vodafone Group PLC
5.500%, 06/15/2011	1,000,000	1,010,611
Telefonica Emisiones SAU
5.855%, 02/04/2013	1,000,000	1,028,924
BellSouth Corp.
5.200%, 09/15/2014	1,000,000	998,020

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Principal amount	Value
Corporate Bonds (Cont.)
Telecom & Telecom Equipment (Cont.)
Verizon Communications
5.500%, 04/01/2017	$1,000,000	$1,004,654

		7,613,224

Utilities & Energy (9.27%)
Pacificorp
4.300%, 09/15/2008	1,000,000	997,465
Atmos Energy Corp.
4.000%, 10/15/2009	1,000,000	985,356
Commonwealth Edison Co.
4.740%, 08/15/2010	1,000,000	999,027
Southern California Gas
4.375%, 01/15/2011	1,000,000	999,902
Appalachian Power Co.
5.550%, 04/01/2011	500,000	505,873
Duke Energy Corp.
6.250%, 01/15/2012	500,000	527,227
MidAmerican Energy Co.
5.650%, 07/15/2012	500,000	518,162
Appalachian Power Co.
5.650%, 08/15/2012	500,000	508,090
Vectren Utility Holdings
5.250%, 08/01/2013	500,000	487,406
Union Electric Co.
5.500%, 05/15/2014	1,000,000	1,000,776
Carolina Power & Light
5.250%, 12/15/2015	1,000,000	994,584
Ohio Power Co.
6.000%, 06/01/2016	1,000,000	1,010,845
Commonwealth Edison Co.
5.950%, 08/15/2016	500,000	507,224
Baltimore Gas & Electric Co.
5.900%, 10/01/2016	500,000	502,182
Consolidated Edison Co. NY
5.300%, 12/01/2016	1,000,000	983,663
Georgia Power Co.
5.700%, 06/01/2017	1,000,000	1,026,745
Jersey Central Power & Light
5.650%, 06/01/2017	1,000,000	979,687
Atmos Energy Corp.
6.350%, 06/15/2017	500,000	507,635
Kansas City Power & Light Co.
5.850%, 06/15/2017	1,000,000	1,008,332
Union Electric Co.
6.400%, 06/15/2017	500,000	524,009
MidAmerican Energy Co.
5.950%, 07/15/2017	500,000	518,984
Commonwealth Edison Co.
6.150%, 09/15/2017	500,000	515,257
Florida Power Corp.
5.800%, 09/15/2017	500,000	519,336

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Virginia Electric & Power
5.950%, 09/15/2017	$500,000	$515,400

		17,643,167

Total Corporate Bonds
(cost $ 161,375,152)		162,938,307

Taxable Municipal Bonds (0.53%)
New Jersey State Turnpike Authority Transportation
2.840%, 01/01/2008	1,000,000	1,000,000

Total Taxable Municipal Bonds
(cost $ 1,000,000)		1,000,000

Government Agency Securities (9.63%) (b)
Federal Home Loan Mortgage Corp.
5.125%, 10/15/2008	4,000,000	4,031,908
6.625%, 09/15/2009	2,000,000	2,099,090
4.500%, 07/15/2013	1,500,000	1,535,511
5.200%, 03/05/2019	2,000,000	2,001,854
5.300%, 05/12/2020	2,000,000	1,999,070
Federal National Mortgage Association
3.250%, 08/15/2008	1,500,000	1,490,195
6.625%, 09/15/2009	2,000,000	2,099,090
5.550%, 02/16/2017	3,000,000	3,074,007

Total Government Agency Securities
(cost $ 17,935,002)		18,330,725

U.S. Treasury Obligations (2.06%)
U.S. Treasury Notes
5.000%, 08/15/2011	900,000	953,437
4.000%, 11/15/2012	900,000	924,258
3.875%, 02/15/2013	2,000,000	2,040,000

Total U.S. Treasury Obligations
(cost $ 3,814,968)		3,917,695

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Short-term Investments (0.84%)
JPMorgan Prime Money Market Fund	1,593,166	$1,593,166

Total Short-term Investments
(cost $1,593,166)		1,593,166

TOTAL INVESTMENTS (98.70%)
(cost $185,718,288)		187,779,893
OTHER ASSETS, NET OF LIABILITIES (1.30%)		2,477,905

NET ASSETS (100.00%)		$190,257,798

(a)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $1,024,383, or 0.54% of net assets.

(b)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2007

	Principal amount	Value
Short-term Investments (100.02%)
Agriculture, Foods, & Beverage (4.97%)
Coca-Cola Co. (a)
4.690%, 01/07/2008	$2,480,000	$2,478,062

Automotive (19.88%)
New Center Asset Trust
5.460%, 02/28/2008	2,500,000	2,478,008
Toyota Motor Credit Corp.
4.440%, 02/21/2008	2,488,000	2,472,351
FCAR Owner Trust Series I
5.070%, 01/15/2008	2,479,000	2,474,112
American Honda Finance Corp.
4.500%, 01/29/2008	2,490,000	2,481,285

		9,905,756

Banks (4.98%)
Wells Fargo & Co.
4.250%, 01/18/2008	2,485,000	2,480,013

Financial Services (23.83%)
Caterpillar Financial Services Corp.
4.180%, 01/03/2008	2,000,000	1,999,536
HSBC Finance Corp.
4.700%, 02/29/2008	2,470,000	2,450,974
General Electric Capital Corp.
4.280%, 02/13/2008	2,480,000	2,467,322
Citigroup Funding
4.700%, 01/10/2008	2,494,000	2,491,069
Chevron Funding Corp.
4.250%, 02/19/2008	2,481,000	2,466,648

		11,875,549

Government Agency Securities (44.41%) (b)
Federal Home Loan Bank
4.360%, 01/17/2008	1,450,000	1,447,190
4.300%, 01/23/2008	1,481,000	1,477,108
4.350%, 01/25/2008	1,500,000	1,495,650
4.240%, 01/28/2008	3,000,000	2,990,460
Federal Home Loan Mortgage Corp.
4.250%, 02/04/2008	3,000,000	2,987,958
4.230%, 02/15/2008	1,500,000	1,492,069
Federal National Mortgage Association
4.340%, 01/14/2008	1,800,000	1,797,179
4.210%, 02/08/2008	2,500,000	2,488,890
4.270%, 02/22/2008	3,000,000	2,981,497
4.112%, 03/26/2008	3,000,000	2,970,874

		22,128,875

	Shares	Value
Short-term Investments (Cont.)
Registered Investment Companies (1.95%)
JPMorgan Prime Money Market Fund	972,029	$972,029

Total Short-term Investments
(cost $ 49,840,284)		49,840,284

TOTAL INVESTMENTS (100.02%)
(cost $ 49,840,284)		49,840,284
LIABILITIES, NET OF OTHER ASSETS (-0.02%)		(11,518)

NET ASSETS (100.00%)		$49,828,766

(a)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security is purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of this security amounted to $2,478,062 or 4.97% of net assets.

(b)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2007

	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Assets
Investments in securities at identified cost	$42,685,538	39,931,384	40,812,212

Investments in securities at market value	$40,067,922	42,443,861	47,209,136
Cash	—	—	—
Foreign currencies at value (cost $810, $3,957,434, respectively)	—	—	808
Receivable for:
Dividends and interest	103,705	57,164	58,737
Shares of the Fund sold	29,439	26,922	29,159
Securities sold	—	295,950	10,836
Due from broker	—	—	—
SFIMC	—	4,510	10,767
Unrealized gain on forward foreign currency contracts	—	—	15,276
Variation margin	—	—	—
Prepaid expenses	783	801	1,054

Total assets	40,201,849	42,829,208	47,335,773

Liabilities and Net Assets
Payable for:
Shares of the Fund redeemed	—	5,185	—
Securities purchased	—	1,609,019	62,607
Securities sold short, at value (proceeds of $25,185)	—	—	—
Variation margin	—	—	—
Unrealized loss on forward foreign currency contracts	—	—	11,037
Due to affiliates	24,122	31,094	46,696
Accrued liabilities	18,272	22,539	48,310

Total Liabilities	42,394	1,667,837	168,650

Net assets applicable to shares outstanding of common stock	$40,159,455	41,161,371	47,167,123

Fund shares outstanding (no par value, unlimited number of shares authorized)	4,090,904	3,648,285	3,673,023
Net asset value, offering price and redemption price per share	$9.82	11.28	12.84

Analysis of Net Assets
Paid-in-capital	$42,542,967	38,067,117	40,222,257
Accumulated net realized gain (loss)	214,701	580,434	888,781
Net unrealized appreciation (depreciation)	(2,617,616)	2,512,477	6,401,973
Undistributed (distributions in excess of) net investment income	19,403	1,343	(345,888)

Net assets applicable to shares outstanding	$40,159,455	41,161,371	47,167,123

See accompanying notes to financial statements.

Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund	Bond Fund	Money Market Fund

522,360,952	245,648,446	263,429,406	89,795,598	185,718,288	49,840,284

612,167,444	276,192,005	390,169,590	98,503,650	187,779,893	49,840,284
525	1,042	84,893	8,159	—	—
—	—	4,009,474	—	—	—

890,398	378,378	630,163	—	2,561,743	5,240
402,583	176,274	152,644	38,442	65,533	35,898
305,863	48,504	4,109	—	—	—
—	25,185	—	—	—	—
1,986	448	—	26,970	—	3,553
—	—	1,349	—	—	—
—	—	29,215	—	—	—
14,361	6,937	8,757	1,533	4,295	1,494

613,783,160	276,828,773	395,090,194	98,578,754	190,411,464	49,886,469

—	—	—	14,436	1,697	814
377,709	345,841	194,452	—	—	—
—	25,185	—	—	—	—
31,252	14,683	—	—	—	—
—	—	2,210	—	—	—
149,198	101,148	224,183	—	85,417	19,763
153,869	150,867	192,482	28,503	66,552	37,126

712,028	637,724	613,327	42,939	153,666	57,703

613,071,132	276,191,049	394,476,867	98,535,815	190,257,798	49,828,766

41,350,578	23,865,750	23,060,146	7,392,096	18,870,691	49,829,868
14.83	11.57	17.11	13.33	10.08	1.00

522,375,875	243,944,707	269,212,375	86,577,734	188,818,463	49,829,868
896,223	1,479,888	3,294,122	564,480	(622,270)	(1,102)
89,684,799	30,451,599	126,837,120	8,708,052	2,061,605	—
114,235	314,855	(4,866,750)	2,685,549	—	—

613,071,132	276,191,049	394,476,867	98,535,815	190,257,798	49,828,766

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2007

	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Investment Income:
Dividends	$1,127,908	284,366	1,022,624
Interest	94,521	65,613	45,917

	1,222,429	349,979	1,068,541
Less: foreign withholding taxes	(9,170)	(169)	(87,127)

Total investment income	1,213,259	349,810	981,414
Expenses:
Investment advisory and management fees	247,480	297,490	352,831
Professional fees	26,499	34,946	34,461
Custodian fees	3,742	14,261	119,637
Reports to shareholders	3,718	7,626	4,425
Errors & omissions insurance	2,077	1,829	2,273
Securities valuation fees	1,593	2,434	25,769
Trustees’ fees and expenses	1,470	1,363	1,536
Regulatory fees	919	1,381	380
ICI dues	560	412	390
Fidelity bond expense	243	216	266
License index fees	—	—	—

Total expenses	288,301	361,958	541,968
Less: expense reimbursement from SFIMC	—	(27,282)	(100,929)

Net expenses	288,301	334,676	441,039

Net investment income	924,958	15,134	540,375
Realized and unrealized gain (loss):		.
Net realized gain (loss) on sales of investments	2,438,498	2,439,556	5,218,083
Net realized gain (loss) on pass through investments	—	—	—
Net realized gain (loss) on forward foreign currency contracts	—	—	(21,782)
Net realized gain (loss) on foreign currency transactions	11	—	20,647
Net realized gain (loss) on futures contracts	—	—	—
Change in unrealized gain (loss) on open futures contracts	—	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(6,374,511)	2,536,059	(1,195,101)

Net realized and unrealized gain (loss) on investments	(3,936,002)	4,975,615	4,021,847

Net change in net assets resulting from operations	$(3,011,044)	$4,990,749	4,562,222

See accompanying notes to financial statements.

Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund	Bond Fund	Money Market Fund

12,024,509	4,100,245	12,196,955	2,685,578	—	—
175,836	723,069	43,880	—	9,489,961	2,534,569

12,200,345	4,823,314	12,240,835	2,685,578	9,489,961	2,534,569
—	(1,205)	(896,119)	—	—	—

12,200,345	4,822,109	11,344,716	2,685,578	9,489,961	2,534,569

1,614,564	1,176,171	2,147,723	—	917,910	196,221
55,850	51,766	53,592	18,341	35,519	26,856
6,032	2,580	292,089	159	3,941	2,011
140,617	150,565	129,469	37,351	73,302	37,509
33,820	16,855	21,079	5,527	10,324	2,164
5,993	19,979	98,745	—	20,232	—
21,648	10,694	13,743	3,599	6,602	1,814
3,836	12,114	580	380	380	380
6,825	3,172	5,605	—	2,171	788
4,152	1,954	1,983	643	1,208	315
56,535	10,140	10,000	—	—	—

1,949,872	1,455,990	2,774,608	66,000	1,071,589	268,058
(6,032)	(2,580)	—	(66,000)	(587)	(22,782)

1,943,840	1,453,410	2,774,608	—	1,071,002	245,276

10,256,505	3,368,699	8,570,108	2,685,578	8,418,959	2,289,293

10,111,025	20,535,186	12,537,911	413,322	(160,986)	—
—	—	—	151,158	—	—
—	—	198,714	—	—	—
—	—	31,701	—	—	—
(65,496)	(928,749)	(40,607)	—	—	—
(116,673)	(925)	(1,203)	—	—	—

11,049,153	(29,007,512)	15,933,369	2,206,371	3,217,565	—

20,978,009	(9,402,000)	28,659,885	2,770,851	3,056,579	—

31,234,514	(6,033,301)	37,229,993	5,456,429	11,475,538	2,289,293

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Equity Fund
Year ended December 31,	2007	2006
From operations:
Net investment income	$924,958	568,349
Net realized gain	2,438,509	1,184,582
Change in net unrealized appreciation or depreciation	(6,374,511)	2,974,359

Net change in net assets resulting from operations	(3,011,044)	4,727,290
Distributions to shareholders from:
Net investment income	(912,622)	(559,259)
Net realized gain	(2,348,580)	(1,109,182)

Total distributions to shareholders	(3,261,202)	(1,668,441)
From Fund share transactions:
Proceeds from shares sold	7,416,738	5,313,407
Reinvestment of distributions	3,261,202	1,668,442

	10,677,940	6,981,849
Less payments for shares redeemed	(822,795)	(342,449)

Net increase (decrease) in net assets from Fund share transactions	9,855,145	6,639,400

Total increase (decrease) in net assets	3,582,899	9,698,249

Net assets:
Beginning of year	36,576,556	26,878,307

End of year*	$40,159,455	36,576,556

* Including undistributed (distribution in excess of) net investment income	$19,403	12,004

Share Information
Sold	634,379	481,575
Issued in reinvestment of distributions	328,750	145,082
Redeemed	(70,963)	(30,618)

Net increase (decrease)	892,166	596,039

See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		Large Cap Equity Index Fund		Small Cap Equity Index Fund
2007	2006	2007	2006	2007	2006	2007	2006

15,134	208	$540,375	501,961	10,256,505	9,073,677	3,368,699	2,230,446
2,439,556	2,632,606	5,216,948	1,997,625	10,045,529	1,546,817	19,606,437	22,776,752
2,536,059	1,088,897	(1,195,101)	3,503,358	10,932,480	69,810,728	(29,008,437)	19,461,964

4,990,749	3,721,711	4,562,222	6,002,944	31,234,514	80,431,222	(6,033,301)	44,469,162

(13,791)	(2)	(721,392)	(743,085)	(10,158,680)	(8,912,394)	(3,108,129)	(2,067,374)
(4,007,124)	(707,065)	(4,378,703)	(1,885,322)	(1,531,749)	—	(20,758,388)	(21,629,382)

(4,020,915)	(707,067)	(5,100,095)	(2,628,407)	(11,690,429)	(8,912,394)	(23,866,517)	(23,696,756)

6,453,934	2,322,417	4,500,642	3,456,249	13,487,749	17,869,871	6,476,216	7,464,234
4,020,915	707,067	5,100,095	2,628,408	11,690,429	8,912,394	23,866,517	23,696,756

10,474,849	3,029,484	9,600,737	6,084,657	25,178,178	26,782,265	30,342,733	31,160,990
(652,161)	(267,307)	(762,715)	(386,104)	(30,865,285)	(21,052,581)	(16,408,240)	(12,849,847)

9,822,688	2,762,177	8,838,022	5,698,553	(5,687,107)	5,729,684	13,934,493	18,311,143

10,792,522	5,776,821	8,300,149	9,073,090	13,856,978	77,248,512	(15,965,325)	39,083,549

30,368,849	24,592,028	38,866,974	29,793,884	599,214,154	521,965,642	292,156,374	253,072,825

41,161,371	30,368,849	47,167,123	38,866,974	613,071,132	599,214,154	276,191,049	292,156,374

1,343	4,571	(345,888)	(312,843)	114,235	149,195	314,855	267,518

531,277	226,895	325,624	273,575	898,338	1,343,684	491,453	570,701
354,891	65,107	394,744	202,966	797,437	618,058	2,041,618	1,814,453
(53,338)	(26,513)	(54,454)	(30,483)	(2,042,576)	(1,576,621)	(1,238,902)	(991,126)

832,830	265,489	665,914	446,058	(346,801)	385,121	1,294,169	1,394,028

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	International Equity Index Fund
Year ended December 31,	2007	2006
From operations:
Net investment income	$8,570,108	7,078,338
Net realized gain	12,727,719	5,277,303
Change in net unrealized appreciation or depreciation	15,932,166	61,516,700

Net change in net assets resulting from operations	37,229,993	73,872,341
Distributions to shareholders from:
Net investment income	(10,224,403)	(8,884,260)
Net realized gain	(9,215,336)	(5,596,690)

Total distributions to shareholders	(19,439,739)	(14,480,950)
From Fund share transactions:
Proceeds from shares sold	6,579,131	8,092,387
Reinvestment of distributions	19,439,739	14,480,951

	26,018,870	22,573,338
Less payments for shares redeemed	(15,920,496)	(7,926,075)

Net increase (decrease) in net assets from Fund share transactions	10,098,374	14,647,263

Total increase (decrease) in net assets	27,888,628	74,038,654

Net assets:
Beginning of year	366,588,239	292,549,585

End of year*	$394,476,867	366,588,239

* Including undistributed (distribution in excess of) net investment income	$(4,866,750)	(3,635,604)

Share Information
Sold	374,227	538,876
Issued in reinvestment of distributions	1,128,905	885,685
Redeemed	(904,771)	(523,049)

Net increase (decrease)	598,361	901,512

See accompanying notes to financial statements.

Stock and Bond Balanced Fund		Bond Fund		Money Market Fund
2007	2006	2007	2006	2007	2006

2,685,578	2,453,971	8,418,959	7,716,465	2,289,293	2,068,780
564,480	298,028	(160,986)	218,085	—	—
2,206,371	7,000,562	3,217,565	(457,001)	—	—

5,456,429	9,752,561	11,475,538	7,477,549	2,289,293	2,068,780

(2,453,997)	(2,266,245)	(8,418,959)	(7,716,465)	(2,289,293)	(2,068,780)
(297,964)	—	—	—	—	—

(2,751,961)	(2,266,245)	(8,418,959)	(7,716,465)	(2,289,293)	(2,068,780)

3,445,933	4,013,175	7,929,259	8,157,301	8,990,377	8,951,387
2,751,961	2,266,245	8,418,959	7,716,465	2,289,293	2,068,780

6,197,894	6,279,420	16,348,218	15,873,766	11,279,670	11,020,167
(6,874,135)	(6,319,425)	(7,603,070)	(6,992,862)	(9,543,832)	(6,832,865)

(676,241)	(40,005)	8,745,148	8,880,904	1,735,838	4,187,302

2,028,227	7,446,311	11,801,727	8,641,988	1,735,838	4,187,302

96,507,588	89,061,277	178,456,071	169,814,083	48,092,928	43,905,626

98,535,815	96,507,588	190,257,798	178,456,071	49,828,766	48,092,928

2,685,549	2,453,968	—	—	—	—

257,161	325,277	798,723	827,650	8,990,377	8,951,387
202,350	180,290	846,025	783,005	2,289,293	2,068,780
(511,629)	(510,946)	(764,753)	(710,588)	(9,543,832)	(6,832,865)

(52,118)	(5,379)	879,995	900,067	1,735,838	4,187,302

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

State Farm Variable Product Trust (the “Trust”) has nine separate investment portfolios (each a “Fund” and together, the “Funds”) as of December 31, 2007. Shares of each Fund are offered exclusively in connection with variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions and attendant risks.

The Large Cap Equity Fund seeks long-term growth of capital. The Fund invests under normal circumstances at least 80% of its net assets plus any borrowing in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion.

The Small/Mid Cap Equity Fund seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of small and mid-capitalization stocks issued by U.S. companies.

The International Equity Fund seeks long-term growth of capital. The Fund invests primarily in common stocks of companies located in Europe, Canada, Australia and the Far East. The Fund may also invest in companies located in other countries, including up to 10% of its net assets in companies located in emerging or developing markets. There is no restriction on the size of the companies in which the Fund invests.

The Large Cap Equity Index Fund (the “Large Cap Index Fund”) seeks to match the performance of the Standard and Poor’s Composite Index of 500 Stocks® (the “S&P 500”) by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies.

The Small Cap Equity Index Fund (the “Small Cap Index Fund”) seeks to match the performance of the Russell 2000® Index (the “Russell 2000”). The Small Cap Index Fund invests primarily in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The International Equity Index Fund (the “International Index Fund”) seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index® (the “EAFE Free”). The International Index Fund invests primarily in some of the stocks found in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore.

The Stock and Bond Balanced Fund (the “Balanced Fund”) seeks long-term growth of capital, balanced with current income. The Balanced Fund invests in the Large Cap Index and Bond Funds of the Trust.

The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. The Fund invests primarily in bonds issued by U.S. companies.

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Securities valuation

Investments are stated at market value. Stocks traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities and assets of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Funds are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. In the event that State Farm Investment Management Corp. (“SFIMC”), the Trust’s investment adviser, determines that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time as of which the security is to be fair valued (“subsequent event”), the security is valued at fair value in accordance with procedures established by the Trust’s Board of Trustees. A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indexes. The Trust has retained an independent statistical fair value service to assist in the fair valuation process for foreign securities in order to adjust for possible changes in value resulting from subsequent events. If a security is valued at “fair value,” that value may be different from the last quoted market price.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Securities not valued as described above, and securities for which market prices are not readily available or are considered unreliable, are fair valued pursuant to procedures established by the Trust’s Board of Trustees. Fair value, as a general principle, means the value the Fund might reasonably expect to receive upon sale of that security. These fair value procedures require SFIMC to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s fair value in its reasonable judgment.

In making a fair value judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining fair value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

Repurchase Agreements

The Funds may enter into repurchase agreements with banks, brokers, dealers, and other financial institutions in accordance with a Fund’s investment restrictions. Repurchase agreements involve the purchase of securities with a simultaneous commitment to resell the securities to the seller at an agreed-upon price and date. A Fund will invest only in repurchase agreements collateralized in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. Each Fund’s Schedule of Investments reflects the repurchase agreements, if any, entered into as of December 31, 2007.

Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Fund share valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined daily on each day the New York Stock Exchange is open, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m., Central Standard time). The net asset value per share is computed by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Federal income taxes, dividends and distributions to shareholders

It is the Funds’ policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments, reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Generally the tax authorities can examine all tax returns filed for the last three years. The Trust’s management has completed a review of FIN 48 and has determined that no tax liability is required and no additional disclosures are needed as of December 31, 2007.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2007, the Funds’ aggregate unrealized gains and losses on securities based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Equity Fund	$42,723,228	$4,217,308	$(6,872,614)	$(2,655,306)
Small/Mid Cap Equity Fund	39,939,346	5,705,262	(3,200,747)	2,504,515
International Equity Fund	41,016,374	7,821,093	(1,628,331)	6,192,762
Large Cap Index Fund	522,794,491	164,133,125	(74,760,172)	89,372,953
Small Cap Index Fund	245,464,002	70,639,763	(39,911,760)	30,728,003
International Index Fund	267,755,360	145,220,960	(22,806,730)	122,414,230
Balanced Fund	89,798,614	8,744,971	(39,935)	8,705,036
Bond Fund	185,718,288	3,172,118	(1,110,513)	2,061,605
Money Market Fund	49,840,284	—	—	—

The differences between the cost of investments for Federal tax purposes and the cost of investments reflected on the Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

At December 31, 2007, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration year	Bond Fund	Money Market Fund
2011	$294,740	$—
2013	166,544	1,102
2015	160,986	—

Total:	$622,270	$1,102

The Large Cap Index Fund utilized $5,269,805 of capital loss carryforwards to offset realized capital gains in 2007.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2007, in accordance with federal tax regulations the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long- term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Large Cap Equity Fund	$18,398	$253,396	$(2,655,306)	$—	$(2,383,512)
Small/Mid Cap Equity Fund	590,070	—	2,504,515	(331)	3,094,254
International Equity Fund	116,281	788,447	6,193,572	(153,434)	6,944,866
Large Cap Index Fund	77,589	1,244,715	89,372,953	—	90,695,257
Small Cap Index Fund	65,552	1,452,787	30,728,003	—	32,246,342
International Index Fund	935,786	3,347,472	122,492,257	(1,511,023)	125,264,492
Balanced Fund	2,685,549	567,496	8,705,036	—	11,958,081
Bond Fund	—	—	2,061,605	(622,270)	1,439,335
Money Market Fund	—	—	—	(1,102)	(1,102)

Differences between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2007 relate to current year estimates for return of capital from Real Estate Investment Trusts (“REITs”), accumulated capital losses, post-October loss deferrals, short term capital gains and mark-to-market of Passive Foreign Investment Companies (“PFICs”), and/or forward foreign currency and futures contract adjustments.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the recognition of net realized losses, the timing of fund distributions, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

As of December 31, 2007, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Undistributed (Accumulated) Net Investment Income (Loss)
Large Cap Equity Fund	$—	$4,937	—	$(4,937)
Small/Mid Cap Equity Fund	—	4,571	—	(4,571)
International Equity Fund	—	(147,972)	—	147,972
Large Cap Index Fund	—	132,785	—	(132,785)
Small Cap Index Fund	2,748	213,233	(2,748)	(213,233)
International Index Fund	—	(423,149)	—	423,149

The Large Cap Equity, Small/Mid Cap Equity, International Equity, Large Cap Index, Small Cap Index, International Index, and Balanced Funds declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond and Money Market Funds declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions for certain Funds was as follows for the years ended December 31, 2007 and 2006 respectively:

2007	Ordinary Income	Long-term Capital Gain	Total
Large Cap Equity Fund	$1,738,103	$1,523,099	$3,261,202
Small/Mid Cap Equity Fund	3,574,757	446,158	4,020,915
International Equity Fund	1,263,296	3,836,799	5,100,095
Small Cap Index Fund	5,142,256	18,724,261	23,866,517
International Index Fund	10,285,127	9,154,612	19,439,739

For the remaining Funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statements of Changes in Net Assets for the year ended December 31, 2007.

2006	Ordinary Income	Long-term Capital Gain	Total
Large Cap Equity Fund	$1,465,027	$203,414	$1,668,441
Small/Mid Cap Equity Fund	705,611	1,456	707,067
International Equity Fund	1,941,940	686,467	2,628,407
Small Cap Index Fund	3,206,090	20,490,666	23,696,756
International Index Fund	9,182,677	5,298,273	14,480,950

For the remaining Funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statements of Changes in Net Assets for the year ended December 31, 2006.

The International Equity Fund and International Index Fund have elected to mark-to-market their investments in PFICs for federal income tax purposes. In accordance with this election, the International Equity Fund recognized unrealized appreciation (depreciation) of ($148,522) and $166,974, during 2007 and 2006, respectively, and realized gains of $149,107 and $411 during 2007 and 2006, respectively, as ordinary income for federal income tax purposes. The International Index Fund recognized unrealized appreciation (depreciation) of ($231,915) and $1,695,511 during 2007 and 2006, respectively, and realized gains of $122,193 and $75,377 during 2007 and 2006, respectively, as ordinary income for federal income tax purposes. The cumulative amount of mark-to-market adjustments recognized on PFICs at December 31, 2007, was $203,279 for the International Equity Fund and $4,250,357 for the International Index Fund.

From November 1, 2007 through December 31, 2007, the Small/Mid Cap Equity Fund incurred $331 in net realized losses. As permitted by tax regulation, the Fund intends to elect to defer these losses and treat them as arising on January 1, 2008.

From November 1, 2007 through December 31, 2007, the International Equity Fund and International Index Fund incurred $153,434 and $1,511,023, respectively, in PFIC and foreign exchange losses. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising on January 1, 2008.

Foreign currency translations

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2007. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is improbable.

Financial instruments

The Large Cap Index, Small Cap Index, and International Index Funds, and, indirectly, the Balanced Fund, may enter into stock index futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. These contracts obligate a Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Additionally, the International Equity and International Index Funds may enter into forward foreign currency contracts to purchase or sell foreign currencies. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

The Large Cap Index, Small Cap Index, and International Index Funds and, indirectly, the Balanced Fund, may enter into short sale transactions to dispose of non-index securities received as a result of corporate actions such as mergers or spinoffs.

New accounting pronouncement

In September 2006, Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for determining fair value, and requires expanded disclosure on fair valuation in the Trust’s financial statements. As of December 31, 2007, the Trust’s management does not believe the adoption of SFAS 157 will impact how the Trust values each Fund’s portfolio securities.

3.	Transactions with affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following annual rates:

Large Cap Equity Fund	0.60% of average daily net assets
Small/Mid Cap Equity Fund	0.80% of average daily net assets
International Equity Fund	0.80% of average daily net assets
Large Cap Index Fund	0.26% of average daily net assets
Small Cap Index Fund	0.40% of average daily net assets
International Index Fund	0.55% of average daily net assets
Balanced Fund	None
Bond Fund	0.50% of average daily net assets
Money Market Fund	0.40% of average daily net assets

SFIMC has agreed not to be paid an investment advisory and management services fee for performing its services for the Balanced Fund and has agreed to reimburse any other expenses incurred by that Fund. However, SFIMC receives investment advisory fees from managing the underlying Funds in which the Balanced Fund invests.

With respect to each Fund, other than the Balanced, International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by each Fund, (other than the investment advisory and management services fee, acquired Fund fees and expenses and custody fees in the case of the Large Cap Index Fund and the Small Cap Index Fund) that exceed 0.10% of such Fund’s average daily net assets. With respect to the International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by these Funds, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of the Fund’s average daily net assets.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Effective July 1, 2007, SFIMC has agreed to reimburse all custody fees of the Large Cap Index Fund and the Small Cap Index Fund. These expense limitation/reimbursement arrangements are voluntary and may be eliminated by SFIMC at any time.

The Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

SFIMC has engaged Capital Guardian Trust Company (“Capital Guardian”) as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity and International Equity Funds; Barclays Global Fund Advisors (“Barclays”) as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Index, Small Cap Index and International Index Funds; and Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”) as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund. In accordance with the overall investment objectives of each respective Fund, Capital Guardian, Barclays, Bridgeway and Rainier determine which securities to buy and sell for each of these Funds, selects the brokers and dealers to effect the transactions, and negotiates commissions.

For the year ended December 31, 2007, the following fees were earned by Capital Guardian, Barclays, Bridgeway and Rainier for sub-advisory services (not all amounts earned were paid during the period):

	Capital Guardian	Barclays	Bridgeway	Rainier
Large Cap Equity Fund	$113,379	$—	$—	$—
Small/Mid Cap Equity Fund	—	—	109,020	114,302
International Equity Fund	165,438	—	—	—
Large Cap Index Fund	—	394,664	—	—
Small Cap Index Fund	—	334,538	—	—
International Index Fund	—	546,068	—	—

Total Sub-Advisory Fees	$278,817	$1,275,270	$109,020	$114,302

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

4.	Investment transactions

Investment transactions (exclusive of short-term instruments) were as follows:

	Year ended December 31, 2007
	Purchases	Sales
Large Cap Equity Fund	$24,574,277	$15,870,917
Small/Mid Cap Equity Fund	42,573,987	34,394,739
International Equity Fund	26,203,272	20,939,829
Large Cap Index Fund	23,220,030	31,345,832
Small Cap Index Fund	55,023,397	63,903,793
International Index Fund	21,751,999	21,851,673
Balanced Fund	2,836,735	3,320,000
Bond Fund	46,359,555	30,867,689

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

5.	Futures and foreign currency contracts

The International Equity Fund had the following forward foreign currency contracts at December 31, 2007.

Foreign amount	Currency	Contracts	Settlement Date	U.S. Dollar	Unrealized Gain	Unrealized (Loss)
397,079	Australian Dollar	3	01/30/2008	348,016	$7,571	$(6,973)
803	Canadian Dollar	2	01/02/2008	808	—	—
36,070,768	Japanese Yen	3	01/07/2008-03/05/2008	324,604	5,223	(143)
416,059	Swiss Franc	2	01/30/2008	368,053	2,482	(3,921)

				Total	$15,276	$(11,037)

The International Index Fund had the following open forward foreign currency contracts at December 31, 2007:

Foreign amount	Currency	Contracts	Settlement Date	U.S. Dollar	Unrealized Gain	Unrealized (Loss)
200,000	Euro	1	01/02/2008	291,880	$—	$(2,210)
225,000	British Pound	1	01/02/2008	447,054	1,349	—

				Total	$1,349	$(2,210)

The Large Cap Index, Small Cap Index and International Index Funds had the following open futures contracts at December 31, 2007:

Fund	Type	Number of Contracts	Notional Value	Market Value	Position	Expiration Month	Unrealized Gain (Loss)
Large Cap Index Fund	S&P 500 Index Mini	77	$5,808,913	$5,687,220	Long	March ‘08	$(121,693)

Small Cap Index Fund	Russell 2000 Index Mini	142	11,057,200	10,965,240	Long	March ‘08	$(91,960)

International Index Fund	TOPIX Index	7	971,306	922,705	Long	March ‘08	(48,601)
International Index Fund	DJ Euro Stoxx 50	24	1,525,073	1,553,385	Long	March ‘08	28,312
International Index Fund	EMINI MSCI EAFE Index	7	771,405	791,175	Long	March ‘08	19,770
International Index Fund	FTSE 100 Index	10	1,252,813	1,282,547	Long	March ‘08	29,734

Total							$29,215

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years, or if performance information is not available for these periods, since the Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,		From commencement of investment operations July 26, 2005 to
	2007	2006	December 31, 2005
Net asset value, beginning of period	$11.43	10.33	10.00
Income from Investment Operations
Net investment income (a)	0.26	0.20	0.07
Net gain (loss) on investments (both realized and unrealized)	(1.00)	1.45	0.34

Total from investment operations	(0.74)	1.65	0.41

Less Distributions
Net investment income	(0.24)	(0.18)	(0.07)
Net realized gain	(0.63)	(0.37)	(0.01)

Total distributions	(0.87)	(0.55)	(0.08)

Net asset value, end of period	$9.82	11.43	10.33

Total Return (b)	(6.55)%	15.91%	4.14%
Net assets, end of period (millions)	$40.2	36.6	26.9
Ratios to average net assets assuming expense reductions
Expenses	0.70%	0.70%	0.70	%(c)
Net investment income	2.24%	1.83%	1.71	%(c)
Ratios to average net assets absent expense reductions
Expenses	0.70%	0.71%	0.85	%(c)
Net investment income	2.24%	1.82%	1.56	%(c)
Portfolio turnover rate	40%	34%	15%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Total return is not annualized for periods that are less than a full year. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(c)	Determined on an annualized basis.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,		From commencement of investment operations July 26, 2005 to
	2007	2006	December 31, 2005
Net asset value, beginning of period	$10.79	9.64	10.00
Income from Investment Operations
Net investment income (a) (b)	—	—	0.01
Net gain (loss) on investments (both realized and unrealized)	1.71	1.41	(0.32)

Total from investment operations	1.71	1.41	(0.31)

Less Distributions
Net investment income (b)	—	—	(0.01)
Net realized gain	(1.22)	(0.26)	(0.04)

Total distributions	(1.22)	(0.26)	(0.05)

Net asset value, end of period	$11.28	10.79	9.64

Total Return (c)	15.81%	14.58%	(3.14)%
Net assets, end of period (millions)	$41.2	30.4	24.6
Ratios to average net assets assuming expense reductions
Expenses	0.90%	0.90%	0.90	%(d)
Net investment income	0.04%	0.00%	0.21	%(d)
Ratios to average net assets absent expense reductions
Expenses	0.97%	0.95%	1.11	%(d)
Net investment income	(0.03)%	(0.05)%	0.00	%(d)
Portfolio turnover rate	96%	161%	22%

(a)	Average shares outstanding for the period were used to calculate net investment income.

(b)	Income and distributions from net investment income represent less than $0.01 per share in 2007 and 2006.

(c)	Total return is not annualized for periods that are less than a full year. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(d)	Determined on an annualized basis.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,			From commencement of investment operations July 26, 2005 to
	2007	2006		December 31, 2005
Net asset value, beginning of period	$12.93	11.63		10.00
Income from Investment Operations
Net investment income (a)	0.17	0.19		0.02
Net gain (loss) on investments (both realized and unrealized)	1.30	2.05		1.70

Total from investment operations	1.47	2.24		1.72

Less Distributions
Net investment income	(0.22)	(0.27)		(0.06)
Net realized gain	(1.34)	(0.67)		(0.03)

Total distributions	(1.56)	(0.94)		(0.09)

Net asset value, end of period	$12.84	12.93		11.63

Total Return (b)	11.10%	19.23	%(c)	17.25%
Net assets, end of period (millions)	$47.2	38.9		29.8
Ratios to average net assets assuming expense reductions
Expenses	1.00%	1.00%		1.00	%(d)
Net investment income	1.23%	1.48%		0.50	%(d)
Ratios to average net assets absent expense reductions
Expenses	1.23%	1.22%		1.35	%(d)
Net investment income	1.00%	1.26%		0.15	%(d)
Portfolio turnover rate	49%	30%		10%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Total return is not annualized for periods that are less than a full year. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(c)	Based upon net asset value of $12.93, as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of the equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $12.95, which caused the total return for the year ended December 31, 2006 to be equivalent to 19.41%.

(d)	Determined on an annualized basis.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2007		2006	2005	2004	2003
Net asset value, beginning of period	$14.37		12.63	12.26	11.27	8.89
Income from Investment Operations
Net investment income (a)	0.25		0.22	0.19	0.20	0.14
Net gain (loss) on investments (both realized and unrealized)	0.50		1.74	0.37	0.98	2.38

Total from investment operations	0.75		1.96	0.56	1.18	2.52

Less Distributions
Net investment income	(0.25)		(0.22)	(0.19)	(0.19)	(0.14)
Net realized gain	(0.04)		—	—	—	—

Total distributions	(0.29)		(0.22)	(0.19)	(0.19)	(0.14)

Net asset value, end of period	$14.83		14.37	12.63	12.26	11.27

Total Return (b)	5.23%		15.49%	4.57%	10.46%	28.31%
Net assets, end of period (millions)	$613.1		599.2	522.0	497.4	395.8
Ratios to average net assets
Expenses	0.31	%(c)	0.31%	0.32%	0.30%	0.31%
Net investment income	1.65%		1.64%	1.57%	1.73%	1.47%
Portfolio turnover rate	4%		3%	4%	3%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(c)	The effect of expense reimbursements is less than 0.005%.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.94	11.95	12.31	10.79	7.43
Income from Investment Operations
Net investment income (a)	0.15	0.11	0.08	0.08	0.06
Net gain (loss) on investments (both realized and unrealized)	(0.43)	2.02	0.45	1.85	3.36

Total from investment operations	(0.28)	2.13	0.53	1.93	3.42

Less Distributions
Net investment income	(0.14)	(0.10)	(0.08)	(0.06)	(0.06)
Net realized gain	(0.95)	(1.04)	(0.81)	(0.35)	—

Total distributions	(1.09)	(1.14)	(0.89)	(0.41)	(0.06)

Net asset value, end of period	$11.57	12.94	11.95	12.31	10.79

Total Return (b)	(2.22)%	17.75%	4.25%	17.89%	45.96%
Net assets, end of period (millions)	$276.2	292.2	253.1	264.0	208.0
Ratios to average net assets assuming expense reductions
Expenses	0.49%	0.49%	0.50%	0.48%	0.50%
Net investment income	1.15%	0.81%	0.64%	0.71%	0.71%
Ratios to average net assets absent expense reductions
Expenses	0.50%	0.49%	0.50%	0.48%	0.51%
Net investment income	1.14%	0.81%	0.64%	0.71%	0.70%
Portfolio turnover rate	20%	23%	17%	20%	22%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2007	2006		2005	2004	2003
Net asset value, beginning of period	$16.32	13.57		12.28	10.50	7.75
Income from Investment Operations
Net investment income (a)	0.38	0.33		0.25	0.19	0.15
Net gain (loss) on investments (both realized and unrealized)	1.30	3.09		1.40	1.83	2.78

Total from investment operations	1.68	3.42		1.65	2.02	2.93

Less Distributions
Net investment income	(0.47)	(0.41)		(0.28)	(0.24)	(0.18)
Net realized gain	(0.42)	(0.26)		(0.08)	—	—

Total distributions	(0.89)	(0.67)		(0.36)	(0.24)	(0.18)

Net asset value, end of period	$17.11	16.32		13.57	12.28	10.50

Total Return (b)	10.04%	25.20	%(c)	13.44%	19.26%	37.84%
Net assets, end of period (millions)	$394.5	366.6		292.6	253.6	203.7
Ratios to average net assets assuming expense reductions
Expenses	0.71%	0.72%		0.74%	0.75%	0.75%
Net investment income	2.19%	2.16%		1.98%	1.76%	1.75%
Ratios to average net assets absent expense reductions
Expenses	0.71%	0.72%		0.74%	0.77%	0.77%
Net investment income	2.19%	2.16%		1.98%	1.74%	1.73%
Portfolio turnover rate	6%	3%		3%	4%	5%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(c)	Based upon net asset value of $16.32, as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of the equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $16.35, which caused the total return for the year ended December 31, 2006 to be equivalent to 25.43%.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.96	11.96	11.87	11.30	9.82
Income from Investment Operations
Net investment income (a)	0.36	0.33	0.31	0.31	0.27
Net gain (loss) on investments (both realized and unrealized)	0.39	0.98	0.06	0.50	1.51

Total from investment operations	0.75	1.31	0.37	0.81	1.78

Less Distributions
Net investment income	(0.34)	(0.31)	(0.28)	(0.23)	(0.27)
Net realized gain	(0.04)	—	—	(0.01)	(0.03)

Total distributions	(0.38)	(0.31)	(0.28)	(0.24)	(0.30)

Net asset value, end of period	$13.33	12.96	11.96	11.87	11.30

Total Return (b)	5.73%	11.03%	3.22%	7.26%	18.30%
Net assets, end of period (millions)	$98.5	96.5	89.1	84.0	70.3
Ratios to average net assets assuming expense reductions
Expenses (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	2.71%	2.68%	2.63%	2.69%	2.55%
Ratios to average net assets absent expense reductions
Expenses (c)	0.07%	0.06%	0.08%	0.05%	0.06%
Net investment income	2.64%	2.62%	2.55%	2.64%	2.49%
Portfolio turnover rate	3%	3%	1%	0%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(c)	Expense ratios relate to the Balanced Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2007		2006	2005	2004	2003
Net asset value, beginning of period	$9.92		9.94	10.27	10.46	10.50
Income from Investment Operations
Net investment income	0.46		0.44	0.43	0.44	0.46
Net gain (loss) on investments (both realized and unrealized)	0.16		(0.02)	(0.33)	(0.19)	(0.03)

Total from investment operations	0.62		0.42	0.10	0.25	0.43

Less Distributions
Net investment income	(0.46)		(0.44)	(0.43)	(0.44)	(0.46)
Net realized gain	—		—	—	—	(0.01)

Total distributions	(0.46)		(0.44)	(0.43)	(0.44)	(0.47)

Net asset value, end of period	$10.08		9.92	9.94	10.27	10.46

Total Return (a)	6.37%		4.34%	1.02%	2.40%	4.08%
Net assets, end of period (millions)	$190.3		178.5	169.8	176.9	162.2
Ratios to average net assets
Expenses	0.58	%(b)	0.57%	0.57%	0.55%	0.56%
Net investment income	4.59%		4.46%	4.28%	4.22%	4.35%
Portfolio turnover rate	17%		19%	16%	10%	9%

(a)	Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(b)	The effect of expense reimbursements is less than 0.005%.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$1.00	1.00	1.00	1.00	1.00
Income from Investment Operations
Net investment income	0.05	0.04	0.03	0.01	0.01

Total from investment operations	0.05	0.04	0.03	0.01	0.01

Less Distributions
Net investment income	(0.05)	(0.04)	(0.03)	(0.01)	(0.01)

Total distributions	(0.05)	(0.04)	(0.03)	(0.01)	(0.01)

Net asset value, end of period	$1.00	1.00	1.00	1.00	1.00

Total Return (a)	4.77%	4.59%	2.74%	0.87%	0.67%
Net assets, end of period (millions)	$49.8	48.1	43.9	55.9	55.1
Ratios to average net assets assuming expense reductions
Expenses	0.50%	0.50%	0.50%	0.48%	0.48%
Net investment income	4.67%	4.51%	2.66%	0.87%	0.67%
Ratios to average net assets absent expense reductions
Expenses	0.55%	0.54%	0.54%	0.48%	0.48%
Net investment income	4.62%	4.47%	2.62%	0.87%	0.67%

(a)	Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the State Farm Variable Product Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Stock and Bond Balanced Fund, Bond Fund and Money Market Fund, comprising the State Farm Variable Product Trust (collectively, the “Funds”), as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the State Farm Variable Product Trust at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 25, 2008

Management Information – State Farm Variable Product Trust (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law (since 6/2002); TRUSTEE –State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT (since 6/1981) – Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 51	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR (since 2003) – Texas Christian University; PRESIDENT (1999-2003) – Illinois State University; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CONSULTANT/PRESIDENT (since 2/2007) –Manage Learning LLC (consults with organizations on learning strategy, governance, measurement, and evaluation); RETIRED (1/2007-2/2007); PRESIDENT (1/2000-1/2007) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (1/1994-1/2007) – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 64	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN (since 1/1998) – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED (since 12/2003); PARTNER – Ernst & Young LLP (public accounting firm) (6/2002-12/2003); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – MainStay Funds (72 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 51	Trustee	Began service effective 12/1/2006, and serves until successor is elected or appointed.	PRIVATE INVESTOR; CHIEF EXECUTIVE OFFICER and CHAIRMAN (until 2005) – Harris Alternatives, L.L.C. (investment adviser to funds of hedge funds); MANAGING DIRECTOR, INTERNATIONAL AND ALTERNATIVE INVESTING GROUP (2001-2003) – Harris Associates, L.P. (registered investment adviser); EXECUTIVE VICE PRESIDENT (until 2003) – Harris Associates Investment Trust – The Oakmark Family of Funds (mutual funds); and TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Management Information – State Farm Variable Product Trust (unaudited)

II. Information about Interested Trustees/Officers of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee and President	Began service in 1997 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – McGraw-Hill Corporation (publishing Company); DIRECTOR –Caterpillar, Inc.; DIRECTOR –Helmerich & Payne, Inc. (energy exploration and production Company)
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 48	Trustee, Senior Vice President and Treasurer	Began service in 2002 and serves until successor is elected or appointed.	VICE CHAIRMAN (since 1/2005), CHIEF FINANCIAL OFFICER (since 9/2002), TREASURER (since 7/2001), and SENIOR VICE PRESIDENT (9/2002-1/2005) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT, and TREASURER (since 12/2002) – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Variable Product Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

Management Information – State Farm Variable Product Trust (unaudited)

III. Information about Officers of State Farm Mutual Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years
Susan D. Waring One State Farm Plaza Bloomington, Illinois 61710 Age 58	Vice President	Began service in 2000 and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2004), SENIOR VICE PRESIDENT (2001-2004) and CHIEF ADMINISTRATIVE OFFICER (since 2001) – State Farm Life Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 2001) – State Farm VP Management Corp.; VICE PRESIDENT (since 2001) and DIRECTOR (since 2007) – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 60	Vice President	Began service in 1998 and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 61	Vice President	Began service in 1997 and serves until removed.	VICE PRESIDENT – COMMON STOCKS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2002) – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Phillip G. Hawkins Three State Farm Plaza South Bloomington, Illinois 61791 Age 47	Vice President	Began service in 2003 and serves until removed.	VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2003), EXECUTIVE ASSISTANT (11/2002 – 8/2003) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 9/2003) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Richard Paul Three State Farm Plaza South Bloomington, Illinois 61791 Age 48	Vice President and Secretary	Began service in 2005 and serves until removed.	ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2005), AGENCY FIELD EXECUTIVE (5/2004-8/2005), AGENCY FIELD CONSULTANT (12/1999-5/2004) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 9/2005) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 9/2005) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 48	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary-Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 5/2006) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust; DIRECTOR – SECURITIES PRODUCTS (since 12/2000) – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER (since 3/2001) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER (since 9/2004) and ASSISTANT SECRETARY TREASURER (since 3/2001) – State Farm Investment Management Corp.; ASSISTANT SECRETARY – TREASURER (since 3/2001) – State Farm VP Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-888-702-2307 to request a copy of the SAI.

State Farm VP Management Corp
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, IL 61710-0001

U.S. POSTAGE
PAID
CHICAGO, IL
PERMIT NO. 6065

PRESORTED STANDARD

FORWARDING SERVICE REQUESTED

Issued by:
State Farm Life Insurance Company
(Not licensed in MA, NY, or WI)
State Farm Life and Accident Assurance Company
(Licensed in NY and WI)
Home Office, Bloomington, Illinois

Not FDIC Insured	• May Lose Value • No Bank Guarantee

State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, Illinois 61710-0001
1-888-702-2307

statefarm.com®

2-2008
231-3571.10-CH
Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-888-702-2307.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Committee of Independent Trustees, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Committee of Independent Trustees and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Committee of Independent Trustees or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending December 31, 2007:	$226,283
Billed to registrant for fiscal year ending December 31, 2006:	$219,366

The audit fees for December 31, 2007 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending December 31, 2007:	$0
Billed to registrant for fiscal year ending December 31, 2006:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2007:	$0
Billed for fiscal year ending December 31, 2006:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending December 31, 2007:	$36,584
Billed to registrant for fiscal year ending December 31, 2006:	$32,250

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and for the period ending December 31, 2007, a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2007:	$0
Billed for fiscal year ending December 31, 2006:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant for fiscal year ending December 31, 2007:	$0
Billed to registrant for fiscal year ending December 31, 2006:	$0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2007:	$36,300
Billed for fiscal year ending December 31, 2006:	$0

The nature of the services comprising the fees disclosed under this category:

The fees approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant These fees relate to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)	The Committee of Independent Trustees’ pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee of Independent Trustees (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

•	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

•	the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2007:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2006:	not applicable	not applicable	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2007:	not applicable	not applicable	100%
Fiscal year ending December 31, 2006:	not applicable	not applicable	100%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2007:	$36,584
Fiscal year ending December 31, 2006:	$32,250

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2007:	$36,300
Fiscal year ending December 31, 2006:	$0

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2007:	$0
Fiscal year ending December 31, 2006:	$0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Variable Product Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Variable Product Trust

BY	/S/ EDWARD B. RUST, JR
Edward B. Rust, Jr.
President

Date March 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BY	/S/ EDWARD B. RUST, JR
Edward B. Rust, Jr.
President

Date March 5, 2008

BY	/S/ MICHAEL L. TIPSORD
Michael L. Tipsord
Senior Vice President and Treasurer

Date March 5, 2008